UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A
Proxy Statement Pursuant to Section 14(a) of the
Securities Exchange Act of 1934
(Amendment No.   )

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Preliminary Proxy Statement

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Definitive Proxy Statement

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Definitive Additional Materials

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Soliciting Material Pursuant to §240.14a-12

HOWMET AEROSPACE INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)
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Fee paid previously with preliminary materials.

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Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11.

Howmet Aerospace: Who We Are

OUR VISION **We are a company of innovators and makers. We are transforming the future with high-performance engineered solutions that are paired with advanced manufacturing expertise.**

OUR MISSION Leverage our differentiated technologies to reduce the carbon footprint of our customers by delivering products that enable lighter, more fuel-efficient aircraft and commercial vehicles, and enable sustainable power generation.

WHAT WE DO Howmet Aerospace is a manufacturer of high-performance advanced engineered solutions for the aerospace, defense, and transportation markets.

Engine Products

Produce components enabling quieter, cleaner and more fuel-efficient aerospace engines and industrial gas turbines.

Fastening Systems

Make aerospace and industrial fasteners to hold together aircraft, jet engines, commercial trucks, wind turbines, solar panels, and more.

Engineered Structures

Manufacture advanced, multi-material parts that make aircraft and vehicles lighter and more fuel-efficient.

ALCOA

Forged Wheels

Forge strong aluminum wheels that allow commercial trucks to run lighter and more fuel-efficiently.

HOW WE OPERATE As **One Team**, with **One Direction**, using **One Plan**.

Value Our People

- Emphasize health and safety.
- Foster a "speak up" culture.
- Embrace a diverse and inclusive work environment.
- Support the communities where we operate.

Drive Operational Excellence

- Lead with integrity.
- Continuously improve operations.
- Focus on the few things that matter.
- Align to win together.
- Deliver value to shareholders.

Win With Our Customers

- Collaborate to solve customer challenges.
- Innovate for our customers' success.
- Deliver with quality.
- Act with our customers in mind.

Copyright 2023 © Howmet Aerospace. All rights reserved.

Letter to Our Shareholders
DEAR HOWMET AEROSPACE SHAREHOLDERS:
We are pleased to invite you to attend the 2023 Annual Meeting of Shareholders (the “Annual Meeting”) of Howmet Aerospace Inc., which will be held virtually on Wednesday, May 17, 2023, at 9:00 a.m. Eastern Time. This year’s Annual Meeting will be held in a virtual format through a live webcast.
We believe hosting a virtual Annual Meeting enables greater shareholder attendance and participation from any location around the world, improves meeting efficiency and our ability to communicate effectively with our shareholders, and reduces the cost and environmental impact of the Annual Meeting.
We are pleased to present you with our 2023 Proxy Statement, which represents our continuing commitment to transparency, good governance and performance-based executive compensation, and reflects the input we have received during dialogue with our investors. We encourage you to read the Proxy Statement carefully and vote your shares in accordance with the instructions included herein.
We also encourage you to review our 2022 Annual Report for more information on the Company’s performance. We are proud of our progress and achievements in 2022 and are encouraged by the opportunities 2023 presents. Your vote is very important to us. Whether or not you will attend and participate in the Annual Meeting, we hope that your shares are represented and voted.
Thank you for being a shareholder of Howmet Aerospace. On behalf of the Board of Directors and employees of the company, we appreciate your continued support.
Sincerely,
	John C. Plant Executive Chairman	James F. Albaugh Independent Lead Director
March 30, 2023

Notice of 2023 Annual Meeting
of Shareholders
Meeting Information
Logistics

DATE AND TIME	VIRTUAL MEETING	RECORD DATE
Wednesday, May 17, 2023 9:00 a.m. Eastern Time	www.virtualshareholdermeeting.com/HWM2023	Shareholders of record of Howmet Aerospace common stock as of the close of business on March 21, 2023 are entitled to vote at the meeting
Items of Business
Agenda		Board Recommendation	See Page
1.	To elect 9 directors to serve a one-year term expiring at the 2024 Annual Meeting of Shareholders	FOR each nominee	6
2.	To ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023	FOR	41
3.	To approve, on an advisory basis, executive compensation	FOR	44
4.	To vote, on an advisory basis, on the frequency of advisory vote on executive compensation	FOR ONE YEAR	75
5.	To vote on a shareholder proposal regarding reducing the threshold to call special meetings, if properly presented at the meeting	AGAINST	76
6.	To transact such other business as may properly come before the meeting or any adjournment or postponement thereof
Shareholders will be able to virtually attend the Annual Meeting, vote their shares electronically and submit questions during the live webcast of the meeting by visiting www.virtualshareholdermeeting.com/HWM2023 and entering their 16-digit control number. Voting now at www.proxyvote.com will ensure your representation at the Annual Meeting regardless of whether you participate in our live webcast. If you have already voted, there is no need to vote again unless you wish to change your vote.
Voting

Place your vote via Internet, 24/7, at www.proxyvote.com	Call toll-free, 24/7, 1 (800) 690-6903	Sign, date and return your proxy card or voting instruction form by mail	Attend the virtual meeting and vote online

For further information about how to participate in the meeting via live webcast, and how to submit questions and vote your shares during the live webcast, please see the “Questions and Answers About the Annual Meeting and Voting” and “Additional Details Regarding the Virtual Annual Meeting” sections of the proxy statement.

A complete list of shareholders entitled to vote at the meeting will be available for examination during the meeting at www.virtualshareholdermeeting.com/HWM2023.
On behalf of Howmet Aerospace’s Board of Directors, Lola F. Lin Executive Vice President, Chief Legal and Compliance Officer and Secretary March 30, 2023

ii	PROXY STATEMENT
1	PROXY SUMMARY
1	2023 Annual Meeting of Shareholders
1	Voting Matters and Board Recommendations
1	How to Vote Your Shares
2	2022 Financial and Operating Highlights
3	Director Nominees
4	Environmental, Social and Governance (ESG) Highlights
5	Executive Compensation Highlights
6	Item 1—Election of Directors
7	Summary of Director Diversity and Attributes
8	Director Nominees
15	Board Composition and Refreshment
15	Board Diversity
15	Director Tenure Policy
16	Nominating Board Candidates—Procedures and Director Qualifications
16	Minimum Qualification for Director Nominees and Board Member Attributes
17	Process of Evaluation of Director Candidates
17	Shareholder Recommendations for Director Nominees
17	Shareholder Nominations
19	Director Compensation
19	Director Fees
20	Directors’ Alignment with Shareholders
20	Stock Ownership Guideline for Directors
21	Prohibitions against Short Sales, Hedging, Margin Accounts and Pledging
21	2022 Director Compensation
22	Director Deferral Program
23	ENVIRONMENTAL AND SOCIAL RESPONSIBILITY
25	CORPORATE GOVERNANCE
26	The Structure and Role of the Board of Directors
26	Board Leadership Structure
28	The Board’s Role in Risk Oversight
29	Committees of the Board
31	Board Meetings and Attendance
31	Director Orientation and Continuing Education
32	Board, Committee and Director Evaluations
32	Shareholder Engagement
34	Communications with Directors
34	Director Independence
34	Voting for Directors
35	Related Person Transactions
35	Review, Approval and Ratification of Transactions with Related Persons
36	Transactions with Related Persons in 2022
36	Compensation Committee Interlocks and Insider Participation
36	Compensation Consultants
36	Recovery of Incentive Compensation
37	Code of Conduct and Code of Ethics
37	Our Corporate Governance Documents
38	STOCK OWNERSHIP INFORMATION
38	Stock Ownership of Certain Beneficial Owners
39	Stock Ownership of Directors and Executive Officers
40	Section 16(a) Beneficial Ownership Reporting Compliance
41	ITEM 2—RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM
42	Report of the Audit Committee
43	Audit and Non-Audit Fees
44	ITEM 3—ADVISORY APPROVAL OF EXECUTIVE COMPENSATION
44	Compensation Committee Report
45	EXECUTIVE COMPENSATION
45	Compensation Discussion and Analysis
46	Summary of Key 2022 Inputs and Decisions
49	Compensation Philosophy and Design
55	2022 Annual Cash Incentive Compensation Plan Design, Targets and Results
56	2022 Long-Term Incentives
58	2022 Individual Compensation Arrangements and Performance-Based Pay Decisions
60	Compensation Tables
60	2022 Summary Compensation Table
61	2022 Grants of Plan-Based Awards
62	2022 Outstanding Equity Awards at Fiscal Year-End
63	2022 Option Exercises and Stock Vested
63	2022 Pension Benefits
64	2022 Nonqualified Deferred Compensation
65	Potential Payments Upon Termination or Change in Control
68	2022 CEO Pay Ratio
69	Pay versus Performance (“PvP”)
75	ITEM 4—ADVISORY VOTE ON FREQUENCY OF ADVISORY VOTE ON EXECUTIVE COMPENSATION
76	ITEM 5—SHAREHOLDER PROPOSAL
80	QUESTIONS AND ANSWERS ABOUT THE ANNUAL MEETING AND VOTING
86	Additional Details regarding the Virtual Annual Meeting
A-1	ATTACHMENTS
A-1	Attachment A—Pre-Approval Policies and Procedures for Audit and Non-Audit Services
B-1	Attachment B—Howmet Aerospace Inc. Peer Group Companies
C-1	Attachment C—Calculation of Financial Measures

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   i

Proxy Statement
The Board of Directors of Howmet Aerospace Inc. (“Howmet Aerospace” or the “Company”) is providing this proxy statement in connection with Howmet Aerospace’s 2023 Annual Meeting of Shareholders to be held on Wednesday, May 17, 2023 at 9:00 a.m. Eastern Time via live webcast at www.virtualshareholdermeeting.com/HWM2023. Shareholders may attend the virtual meeting, vote their shares and submit questions during the meeting. There will be no physical in-person meeting.
IMPORTANT NOTICE REGARDING THE AVAILABILITY OF PROXY MATERIALS FOR THE ANNUAL MEETING OF SHAREHOLDERS TO BE HELD ON MAY 17, 2023
The Notice of 2023 Annual Meeting of Shareholders, Proxy Statement and 2022 Annual Report are available at www.proxyvote.com.

Proxy materials or a Notice of Internet Availability of Proxy Materials (the “Notice”) are being first released to shareholders on or about March 30, 2023. In accordance with the rules and regulations adopted by the Securities and Exchange Commission (the “SEC”), instead of mailing a printed copy of the Company’s proxy materials to each shareholder of record, the Company may furnish proxy materials by providing access to those documents on the internet. The Notice contains instructions on how to access our proxy materials and vote online, or in the alternative, request a paper copy of the proxy materials and a proxy card. Shareholders who do not receive the Notice will continue to receive either a paper or an electronic copy of our proxy materials.
Forward-Looking Statements
This proxy statement contains statements that relate to future events and expectations and as such constitute forward- looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Forward-looking statements include those containing such words as “anticipates,” “believes,” “could,” “estimates,” “expects,” “forecasts,” “goal,” “guidance,” “intends,” “may,” “outlook,” “plans,” “projects,” “seeks,” “sees,” “should,” “targets,” “will,” “would,” or other words of similar meaning. All statements that reflect the Company’s expectations, assumptions or projections about the future, other than statements of historical fact, are forward-looking statements, including, without limitation, statements and outlook relating to the condition of end markets; future financial or operating performance; the Company’s strategies, and business and financial prospects; and expectations relating to environmental, social or governance matters. These statements reflect beliefs and assumptions that are based on the Company’s perception of historical trends, current conditions and expected future developments, as well as other factors the Company believes are appropriate in the circumstances. Forward-looking statements are not guarantees of future performance and are subject to risks, uncertainties and changes in circumstances that are difficult to predict, which could cause actual results to differ materially from those indicated by these statements. Such risks and uncertainties include the risk factors summarized in the Company’s Form 10-K for the year ended December 31, 2022. Howmet Aerospace disclaims any intention or obligation to update publicly any forward-looking statements, whether in response to new information, future events, or otherwise, except as required by applicable law.
Website References
No websites that are cited or referred to in this proxy statement shall be deemed to form a part of, or to be incorporated by reference into, this proxy statement or any of our filings with the SEC.

ii   |   HOWMET AEROSPACE   2023 PROXY STATEMENT

Proxy Summary
We provide below highlights of certain information in this Proxy Statement. As it is only a summary, please refer to the complete Proxy Statement and the 2022 Annual Report of Howmet Aerospace Inc. before you vote.
2023 ANNUAL MEETING OF SHAREHOLDERS
Date and Time:	Record Date and Voting:
Wednesday, May 17, 2023 9:00 a.m. Eastern Time
March 21, 2023
Howmet Aerospace shareholders as of the record date are entitled to vote. Each share of common stock is entitled to one vote on all matters to be voted on. As of March 21, 2023, the record date for the Annual Meeting, there were 411,804,221 shares of common stock outstanding and expected to be entitled to vote at the 2023 Annual Meeting. There are no other securities of the Company outstanding and entitled to vote at the 2023 Annual Meeting.

Virtual Meeting—Live Webcast:
www.virtualshareholdermeeting.com/HWM2023 There will be no physical in-person meeting.
Additional Information: Please see “Questions and Answers About the Annual Meeting and Voting” on page 80 and “Additional Details Regarding the Virtual Annual Meeting” on page 86 for more details.
Voting Matters and Board Recommendations

The Board of Directors recommends that you vote as follows:
Voting Matters		Unanimous Board Recommendation	Page Reference (for more detail)
1.	Election of 9 Directors to Serve a One-Year Term Expiring at the 2024 Annual Meeting of Shareholders	FOR each nominee	6
2.	Ratification of Appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2023	FOR	41
3.	Advisory Vote to Approve Executive Compensation	FOR	44
4.	Advisory Vote on the Frequency of Advisory Vote on Executive Compensation	FOR ONE YEAR	75
5.	Shareholder Proposal regarding Reducing Threshold To Call Special Meetings	AGAINST	76
How to Vote Your Shares

Shareholders of Record or Registered Shareholders can vote by:

By Internet	By Phone	By Mail	During the Annual Meeting
Place your vote via Internet, 24/7, at www.proxyvote.com	Call toll-free from the U.S., U.S. territories or Canada, 24/7, 1 (800) 690-6903.	Mark, Sign, Date and Return your proxy card or voting instruction form in the enclosed envelope.	Attend the virtual 2023 Annual Meeting online. See page 80 for instructions on how to attend and vote online.
Please see the “Questions and Answers About the Annual Meeting and Voting” on page 80 and “Additional Details Regarding the Virtual Annual Meeting” on page 86 for more details.
Beneficial Owners of Shares, who own shares through a bank, brokerage firm or other financial institution, can vote by returning the voting instruction form, or by following the instructions for voting via telephone or the internet, as provided by the bank, broker or other organization.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   1

Proxy Summary—2022 Financial and Operating Highlights

2022 Financial and Operating Highlights
Howmet Aerospace is a leading global provider of advanced engineered solutions for the aerospace and transportation industries. The Company’s primary businesses focus on jet engine components, aerospace fastening systems, and airframe structural components necessary for mission-critical performance and efficiency in aerospace and defense applications, as well as forged aluminum wheels for commercial transportation. Howmet Aerospace’s technological capabilities support the innovation and growth of next-generation aerospace programs. Its differentiated technologies enable lighter, more fuel-efficient aircraft and commercial trucks to operate with a lower carbon footprint and support more sustainable air and ground transportation. Howmet Aerospace has four reportable segments, which are organized by product on a worldwide basis:
Financial and Operating Highlights (in millions, except per share amounts)	2022	2021
Sales	$5,663	$4,972
Net income	$469	$258
Net income excluding special items*	$593	$442
Adjusted EBITDA excluding special items*	$1,276	$1,135
Cash provided from operations	$733	$449
Cash used for financing activities	$(526)	$(1,444)
Cash (used for) provided from investing activities	$(135)	$107
Adjusted free cash flow*	$540	$517
Total assets	$10,255	$10,200
Total liabilities	$6,654	$6,711
Common stock outstanding (on December 31)	412	422
Per common share data
Diluted earnings per share (continuing operations)	$1.11	$0.59
Diluted earnings per share excluding special items*	$1.40	$1.01
Dividends paid per share	$0.10	$0.04

*
See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP (accounting principles generally accepted in the United States of America) measures and management’s rationale for the non-GAAP financial measures used.

2022 Revenue by Market	2022 Revenue by Segment

2   |   HOWMET AEROSPACE   2023 PROXY STATEMENT

Proxy Summary—Director Nominees

Director Nominees
				Committee Memberships					Other Current Public Company Boards
Name and Professional Background	Age	HWM Director Since	Independent	Audit	Compensation and Benefits	Cybersecurity	Finance	Governance and Nominating
JAMES F. ALBAUGH Former President and Chief Executive Officer of Commercial Airplanes, The Boeing Company	72	2017							■ American Airlines Group Inc.
AMY E. ALVING Former Senior Vice President and Chief Technology Officer, Leidos Holdings, Inc.	60	2018							■ DXC Technology Company ■ Federal National Mortgage Association
SHARON R. BARNER Vice President, Chief Administrative Officer and Corporate Secretary, Cummins Inc.	66	2021							—
JOSEPH S. CANTIE Former Executive Vice President and Chief Financial Officer, ZF TRW	59	2020							■ Summit Materials, Inc. ■ Top Build Corporation
ROBERT F. LEDUC Former President, Pratt & Whitney	67	2020							■ AAR Corporation ■ JetBlue Airways Corporation
DAVID J. MILLER Equity Partner and Senior Portfolio Manager, Elliott Investment Management L.P.	44	2017							■ Peabody Energy Corporation
JODY G. MILLER Former Chief Executive Officer, Business Talent Group	65	2020							■ LKQ Corporation
JOHN C. PLANT Executive Chairman and Chief Executive Officer, Howmet Aerospace Inc.	69	2016							■ Jabil Circuit Corporation ■ Masco Corporation
ULRICH R. SCHMIDT Former Executive Vice President and Chief Financial Officer, Spirit Aerosystems Holdings, Inc.	73	2016							—
COMMITTEE CHAIR	COMMITTEE MEMBER	EXECUTIVE CHAIRMAN	INDEPENDENT LEAD DIRECTOR	AUDIT COMMITTEE FINANCIAL EXPERT

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   3

Proxy Summary—Environmental, Social and Governance (ESG) Highlights

Environmental, Social and Governance (ESG) Highlights
Howmet Aerospace is committed to improving our environmental footprint, creating a work environment where all employees can thrive, investing in the communities where we operate, and maintaining good governance practices.

COMMITMENT TO GOOD CORPORATE CITIZENSHIP

The Company has a longstanding commitment to good corporate citizenship. The Board oversees and provides guidance to management on the Company’s ESG programs, initiatives and objectives, including corporate social responsibility, environmental sustainability, health and safety, and diversity and inclusion.

PROXY ACCESS

Shareholders may nominate director candidates to Howmet Aerospace’s Board and include those nominees in Howmet Aerospace’s proxy statement in accordance with the Company’s Bylaws.

ANNUAL ELECTION OF DIRECTORS

The Board of Directors is not a classified board; each director is elected annually for a one-year term.

ENVIRONMENTAL AND SOCIAL RESPONSIBILITY

ESG has the full attention of the organization at every level. Key ESG metrics are reviewed on a regular basis, including quarterly updates with the CEO and senior leadership, and ESG goals and plans are reviewed at least annually.

SHAREHOLDERS’ RIGHT TO CALL SPECIAL MEETINGS

Shareholders are permitted to call special meetings in accordance with the Company’s Certificate of Incorporation and Bylaws.

NO SUPERMAJORITY VOTING REQUIREMENTS

The Certificate of Incorporation does not contain any provisions that require a supermajority vote of shareholders.

SHAREHOLDER ENGAGEMENT

Our directors and executive officers value direct and recurring engagement with our shareholders as part of our continuing efforts to create shareholder value, to refine our corporate governance practices and to address any shareholder concerns.

SHAREHOLDERS’ ACTION BY WRITTEN CONSENT

Shareholders may act by written consent in accordance with the Company’s Certificate of Incorporation and Bylaws.

STRONG INDEPENDENT LEAD DIRECTOR

The Board recognizes that in circumstances where the positions of Chairman and CEO are combined, a strong and independent Lead Director with a clearly defined role and set of responsibilities is paramount for constructive and effective leadership. Howmet Aerospace’s independent Lead Director has a clear mandate and significant authority and responsibilities.

4   |   HOWMET AEROSPACE   2023 PROXY STATEMENT

Proxy Summary—Executive Compensation Highlights

Executive Compensation Highlights
The Compensation Discussion and Analysis section includes a discussion of the Company’s compensation philosophy and design and 2022 compensation decisions.
Howmet Aerospace’s executive compensation philosophy to provide pay for performance and shareholder alignment underlies our 2022 compensation structure, which is designed based on four guiding principles:
1.
Make equity long-term incentive (LTI) compensation the most significant portion of total compensation for senior executives and managers, increasing alignment between our executive’s incentives and shareholder value.

2.
Choose annual incentive compensation (IC) metrics that focus management’s actions on achieving the greatest positive impact on Howmet Aerospace’s financial performance and that include a means to assess and motivate performance relative to peers.

3.
Set annual IC targets that challenge management to achieve continuous improvement in performance and deliver long-term growth.

4.
Target the market median for our executive compensation packages, while providing the opportunity to earn above-market pay for strong performance, and also allowing for the flexibility to provide additional compensation for retention purposes as it relates to special circumstances or unique leadership talent and the need to ensure continued Company success.

We are committed to executive compensation practices that drive performance, mitigate risk and align the interests of our leadership team with the interests of our shareholders. Best practices in 2022 generally included:
What We Do	What We Don’t Do
Pay for Performance	No Guaranteed Bonuses
Robust Stock Ownership Guidelines	No Parachute Tax Gross-Ups
Double-Trigger Change-in-Control Provisions	No Short Sales, Derivative Transactions or Hedging
Active Engagement with Shareholders	No Dividends on Unvested Equity Awards
Independent Compensation Consultant	No Share Recycling or Option Repricing
Conservative Risk Profile	No Significant Perquisites
Clawback Policy

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   5

Item 1—Election of Directors
Howmet Aerospace’s Board of Directors (the “Board”) currently comprises 10 members, led by Executive Chairman and Chief Executive Officer John C. Plant and independent Lead Director James F. Albaugh.
One of our current directors, Nicole W. Piasecki, will be retiring from the Board as of May 17, 2023, the date of the Annual Shareholders Meeting, and is not a nominee for election. Ms. Piasecki’s decision not to stand for re-election was not due to any disagreements with the Company. The Board thanks Ms. Piasecki for her dedicated service and contributions to the Company.
The Board has authorized a reduction in the size of the Board from 10 to nine directors, effective as of May 17, 2023. The Board, upon the recommendation of the Governance and Nominating Committee, has nominated the nine other incumbent directors to stand for re-election to the Board for a one-year term expiring on the date of the 2024 Annual Meeting of Shareholders:

▪ James F. Albaugh	▪ Amy E. Alving	▪ Sharon R. Barner
▪ Joseph S. Cantie	▪ Robert F. Leduc	▪ David J. Miller
▪ Jody G. Miller	▪ John C. Plant	▪ Ulrich R. Schmidt
The Board strives to strike an appropriate balance of skills, experience and diversity in its composition. The Governance and Nominating Committee regularly considers the size and composition of the Board to determine whether the Board has the appropriate mix and range of backgrounds, viewpoints, and expertise for effective oversight and to meet the evolving needs of the Company. If the Board concludes that an addition to the Board is warranted, the Governance and Nominating Committee will conduct a robust search for a director candidate in accordance with the considerations, criteria and process outlined in “Board Composition and Refreshment” and “Nominating Board Candidates—Procedures and Director Qualifications” below.
Each of the nine director nominees was elected by shareholders at the 2022 Annual Meeting of Shareholders.
The Board of Directors has affirmatively determined that each of the nine director nominees qualifies for election under the Company’s criteria for evaluation of directors (see “Minimum Qualifications for Director Nominees and Board Member Attributes” on page 16). Included in each nominee’s biography below is a description of the qualifications, experience, attributes and skills of such nominee.
In addition, the Board of Directors has determined that each director nominee, except Mr. Plant (due to Mr. Plant’s role as the Company’s Chief Executive Officer), qualifies as an independent director under New York Stock Exchange corporate governance listing standards and the Company’s Director Independence Standards. See “Director Independence” on page 34.
We expect that each director nominee will be able to serve, if elected. If any nominee should become unavailable to serve prior to the Annual Meeting of Shareholders, the persons named as proxies may vote for any person designated by the Board to replace the nominee. Alternatively, the proxies may vote for the remaining nominees and leave a vacancy that the Board may fill later, or the Board may reduce the authorized number of directors.
The Board of Directors unanimously recommends that you vote FOR the election of each of Mmes. Alving, Barner and Miller and Messrs. Albaugh, Cantie, Leduc, Miller, Plant, and Schmidt.

6   |   HOWMET AEROSPACE   2023 PROXY STATEMENT

Item 1—Election of Directors—Summary of Director Diversity and Attributes

Summary of Director Diversity and Attributes
A diverse board encompassing a variety of skills, experiences and viewpoints contributes to the collective strength and effectiveness of the Board of Directors. Among the factors considered in nominating a director candidate or incumbent director is the extent to which the individual will contribute to the diversity of the Board. When evaluating potential director nominees, the Governance and Nominating Committee considers a broad range of diversity, including diversity with respect to professional experience, skills and background, as well as diversity of gender, race and ethnicity, sexual orientation and identity.
Our Board comprises a diversity of experience that spans a broad range of industries, including the aerospace, transportation and finance sectors, and a wide variety of skills, qualifications and viewpoints that strengthens the Board’s ability to carry out its oversight role on behalf of our shareholders. Director nominees are well-suited to oversee the Company’s global operations and evolving business strategy. The skills matrix below is a summary of the range of skills and experiences that each director nominee brings to the Board.
Skills and Experience	Albaugh	Alving	Barner	Cantie	Leduc	D. Miller	J. Miller	Plant	Schmidt
Leadership
Industry
Global Experience
Finance
Strategy and Business Development
Risk Oversight/Management
Human Capital
Innovation and Intellectual Property
Information Technology and Cybersecurity
Corporate Governance
Legal, Regulatory and Government Contracting
Environmental, Social and Corporate Responsibility
Howmet Aerospace Director since	2017	2018	2021	2020	2020	2017	2020	2016	2016

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   7

Item 1—Election of Directors—Director Nominees

Director Nominees
James F. Albaugh	Age 72 Independent director since 2017 | Independent Lead Director since 2020

Board Committees
▪
Audit

▪
Governance and Nominating

Other Current Public Company Directorships
▪
American Airlines Group Inc.

Prior Public Company Directorships
▪
Goldman Sachs Acquisition Holdings (2018-2020)

▪
Harris Corporation
(2016-2019)

▪
B/E Aerospace, Inc.
(2014-2017)

▪
TRW Automotive Holdings Corp. (2006-2015)

Career Highlights and Qualifications
The Boeing Company (“Boeing”), a global aerospace company (1975-2012)
▪
President and Chief Executive Officer of Boeing’s Commercial Airplanes business unit (2009-2012)

▪
President and Chief Executive Officer of Boeing’s Integrated Defense Systems business unit (2002-2009)

▪
Various other executive positions, including President and Chief Executive of Space and Communications; President of Space Transportation; and member of Boeing’s Executive Council (1998-2012)

Industrial Development Funding, a global asset management firm
▪
Senior Advisor (2018-Present)

Perella Weinberg Partners, a global advisory and asset management firm
▪
Senior Advisor (2016-2018)

The Blackstone Group L.P., a private equity and financial services firm
▪
Senior Advisor (2013-2017)

Other Current Affiliations
▪
Board of Directors, Aloft Aeroarchitects (formerly PATS Aerospace)

▪
Board of Directors, Belcan Corporation

▪
Chairman, National Aeronautic Association

▪
Board of Trustees, Willamette University

▪
Board of Visitors, Columbia University—The Fu Foundation School of Engineering and Applied Science

▪
Elected member, International Academy of Aeronautics

▪
Elected member, National Academy of Engineering

Prior Affiliations
▪
President, American Institute of Aeronautics and Astronautics

▪
Chairman, Aerospace Industries Association

▪
Member, Air Force Association

▪
Member, Association of the United States Army

Attributes and Skills
Mr. Albaugh brings to the Board substantial experience in executive leadership, finance, strategic planning, business development, and global operations and management. He has a deep knowledge of and leadership experience in the aerospace, defense and space sectors, including with respect to complex systems, contracts and governmental oversight, as well as experience in the investment industry. Mr. Albaugh’s industry expertise and leadership roles, as well as public company board and corporate governance experience, enable him to provide valuable insight and perspectives and to lead the Board effectively as its Lead Director.

8   |   HOWMET AEROSPACE   2023 PROXY STATEMENT

Item 1—Election of Directors—Director Nominees

AMY E. ALVING	Age 60	Independent director since 2018

Board Committees
▪
Cybersecurity

▪
Governance and Nominating (Chair)

Other Current Public Company Directorships
▪
DXC Technology Company

▪
Federal National Mortgage Association (Fannie Mae)

Prior Public Company Directorships
▪
Howmet Aerospace (then named Arconic Inc.)
(November 2016-May 2017)

▪
Pall Corporation (2010-2015, until acquired by Danaher Corporation)

Career Highlights and Qualifications
Leidos Holdings, Inc. (formerly Science Applications International Corporation (SAIC)), one of the nation’s top defense sector providers of hardware, software and services (2005-2013)
▪
Senior Vice President and Chief Technology Officer, responsible for the creation, communication and implementation of SAIC’s technical and scientific vision and strategy (2007-2013, stepping down when the company separated into two smaller companies)

Defense Advanced Research Projects Agency, (DARPA) (1998-2005)
▪
Director of the Special Projects Office (SPO), where she was a member of the federal Senior Executive Service

▪
Deputy Director

United States Department of Commerce
▪
White House Fellow, serving as a senior technical advisor to the Deputy Secretary of Commerce (1997-1998)

University of Minnesota (1990-1997)
▪
Taught Aerospace Engineering, including as a tenured Associate Professor

Other Current Affiliations
▪
Member, Air Force Scientific Advisory Board

▪
Member, Council on Foreign Relations

▪
Board of Trustees, Princeton University

Prior Affiliations
▪
Member, Defense Science Board

Attributes and Skills
Ms. Alving brings to the Board extensive technology, innovation, cybersecurity and risk oversight experience across multiple sectors, including aerospace, defense, and government. Ms. Alving was the Chief Technology Officer of one of the largest U.S. defense contractors; has led a major element of the military’s research and development enterprise; and was a tenured faculty member conducting original research at a major university. In addition to Ms. Alving’s expertise in technology, science and engineering, which offers important insight to the Company, her service on other public company boards and with non-profit organizations provides our Board with the benefit of her perspectives on corporate governance and corporate responsibility.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   9

Item 1—Election of Directors—Director Nominees

SHARON R. BARNER	Age 66	Independent director since 2021
Board Committees ▪ Governance and Nominating Prior Public Company Directorships ▪ Walker Innovations Inc. (2015-2018)
Career Highlights and Qualifications
Cummins Inc., a global power train and power solutions leader (2012-present)
▪
Vice President, Chief Administrative Officer and Corporate Secretary (2021-present)

▪
Interim Chief Human Resources Officer (2022)

▪
Vice President, General Counsel and Corporate Secretary (2012-March 2021)

United States Patent and Trademark Office
▪
Deputy Under Secretary of Commerce for Intellectual Property and Deputy Director, responsible for patent and trademark operations (2009-2011)

Foley & Lardner LLP (“Foley”)
▪
Attorney; held a number of leadership roles, including as a member of Foley’s Executive Management Committee, chair of its Intellectual Property Department and chair of its Chicago Intellectual Property practice area (1996-2009)

Other Current Affiliations
▪
Board of Directors, Eskenazi Health Foundation

▪
Board of Trustees, Foundation for Advancement of Diversity in Intellectual Property Law

▪
Board of Trustees, Syracuse University

Prior Affiliations
▪
Board of Directors, Association of Corporate Counsel

Attributes and Skills
Ms. Barner brings a diverse skill set to the Board, including legal and intellectual property expertise, manufacturing industry knowledge, executive leadership, and risk and human capital management experience. Her current and past senior leadership roles included responsibility for critical functions of a global company, including with respect to risk oversight, ethics and compliance, human resources, ESG, legal, regulatory and government contracting, and strategy and business development. Ms. Barner’s comprehensive background, intellectual property knowledge and recognized leadership enable her to bring valuable insights to the Board.

JOSEPH S. CANTIE	Age 59	Independent director since 2020

Board Committees
▪
Audit

▪
Compensation and Benefits

▪
Finance

Other Current Public Company Directorships
▪
Summit Materials, Inc.

▪
TopBuild Corporation

Prior Public Company Directorships
▪
Delphi Technologies PLC (2017-2020)

▪
Delphi Automotive PLC (2015-2017)

Career Highlights and Qualifications
ZF TRW, a division of ZF Friedrichshafen AG (ZF), a global automotive supplier (formerly known as TRW Automotive Holdings Corporation prior to its acquisition by ZF in 2015)
▪
Executive Vice President and Chief Financial Officer (2003-2016)

TRW Inc., a global aerospace, systems and automotive conglomerate
▪
Vice President, Finance, for the automotive business (2001-2003)

▪
Vice President, Investor Relations (1999-2001)

LucasVarity PLC, an automotive parts manufacturer (1996-1999)
▪
Served in several executive positions, including as Vice President and Controller

Varity Corporation, a global automotive parts and industrial conglomerate (1995-1996)
▪
Manager, Financial and Business Analysis

KPMG (1985-1995)
▪
Certified Public Accountant

Attributes and Skills
Mr. Cantie brings to the Board valuable expertise in the areas of finance, enterprise risk management and manufacturing and automotive industry knowledge. His experience as a seasoned financial executive and leader with more than 25 years of global public company experience, provides him with an extensive understanding of matters relating to strategy and business development, financial operations, capital markets, mergers and acquisitions and investor relations. In addition, Mr. Cantie’s current and prior service on the boards of several public companies, provides our Board with the benefits of his perspectives on corporate governance.
Mr. Cantie qualifies as an audit committee financial expert.

10   |   HOWMET AEROSPACE   2023 PROXY STATEMENT

Item 1—Election of Directors—Director Nominees

ROBERT F. LEDUC	Age 67	Independent director since 2020
Board Committees ▪ Compensation and Benefits (Chair) Other Current Public Company Directorships ▪ AAR Corporation ▪ JetBlue Airways Corporation
Career Highlights and Qualifications
United Technologies Corporation (UTC, since renamed Raytheon Technologies Corporation) (UTC career spanning over 38 years)
▪
President of Pratt & Whitney, a jet engine manufacturer (2016-February 2020)

▪
President of Sikorsky Aircraft (now owned by Lockheed Martin) (2015)

▪
President of Boeing Programs & Space, UTC Aerospace Systems (2012-2015)

▪
President of Boeing 787, Space Systems & U.S. Government Classified Programs (2010-2012)

▪
President of Flight Systems and Classified Programs at Hamilton Sundstrand (2004-2010)

▪
President of Large Commercial Engines and Chief Operating Officer at Pratt & Whitney (2000-2004)

▪
Senior Vice President, Engine Programs & Customer Support (1995-2000)

Other Current Affiliations
▪
Co-Founder, Robert and Jeanne Leduc Center of Civic Engagement, University of Massachusetts, Dartmouth

Prior Affiliations
▪
Board of Directors, Connecticut Science Center

▪
Consulting Partner, Advent International

Attributes and Skills
A recognized leader in the aerospace industry, Mr. Leduc received Aviation Week’s Lifetime Achievement Award in 2020. Mr. Leduc brings to the Board deep experience in aerospace, from general aviation to commercial to military to space, proven leadership skills, a track record of executing complex development programs and global management and operational expertise. With decades of senior leadership experience, he has significant knowledge of program execution, long-cycle investments, risk oversight, brand enhancement, talent management and customer value creation. In addition, Mr. Leduc brings valuable insights and perspectives into growth, strategy, managing through down cycles and capital market transactions . Mr. Leduc’s expertise and current service on several public company boards provide our Board with an important perspective on critical aspects of the Company’s business.

DAVID J. MILLER	Age 44	Independent director since 2017
Board Committees ▪ Finance Other Current Public Company Directorships ▪ Peabody Energy Corporation Prior Public Company Directorships ▪ SemGroup Energy Partners LP (2008-2009)
Career Highlights and Qualifications
Elliott Investment Management L.P., an investment fund with over $50 billion in assets under management (2003-Present)
▪
Equity Partner and Senior Portfolio Manager, responsible for investments across the capital structure and spanning multiple industries

▪
Member of the Management and Global Situational Investment Committee

Peter J. Solomon Company, a financial advisory firm
▪
Served in M&A and financing advisory roles

Other Current Affiliations
▪
Board of Directors, Acosta, Inc.

▪
Board of Directors, Brazilian American Automotive Group, Inc.

▪
Board of Directors, Futures and Options

Prior Affiliations
▪
Board of Managers, JCIM, LLC (2008-2013)

▪
Board of Directors, ISCO International Inc. (2009-2010)

Attributes and Skills
Mr. Miller brings to our Board extensive capital market and business and financial expertise, including with respect to strategic reviews, risk management, and mergers and acquisitions. Mr. Miller’s investment management and investment banking expertise, his understanding of financial strategy and his in-depth knowledge of restructuring matters, as well as his service on public and private company boards, provide valuable perspective to the deliberations of the Board.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   11

Item 1—Election of Directors—Director Nominees

JODY G. MILLER	Age 65	Independent director since 2020

Board Committees
▪
Cybersecurity

▪
Governance and Nominating

Other Current Public Company Directorships
▪
LKQ Corporation

Prior Public Company Directorships
▪
Capella Education Company (2001-2018)

▪
TRW Inc. (2005-2015)

Career Highlights and Qualifications
Business Talent Group (BTG), a global marketplace for high-end independent talent on demand
▪
Co-Founder and CEO (2007-June 2019)

▪
Co-CEO (July 2019-2022)

Heidrick and Struggles, Inc. (“Heidrick”), a global leadership advisory firm that acquired BTG in April 2021
▪
Senior Advisor to Heidrick On-Demand Talent (2023-Present)

Maveron LLC, a venture capital firm
▪
Venture Partner (2000-2007)

Americast, a digital video and interactive services joint venture with Walt Disney Company
▪
Held various positions, including as Acting President and Chief Operating Officer (1995-1999)

United States Government
▪
White House: Special Assistant to the President during the Clinton Administration (1993-1995)

▪
White House Fellow at the Department of the Treasury (1990-1992)

Began her career as an attorney at Cravath, Swaine & Moore
Other Current Affiliations
▪
Board Member, The Climate Board

Prior Affiliations
▪
Board of Directors, Imbellus Inc.

▪
Advisory Board, Drucker Institute

▪
Board Member, Peer Health Exchange, Inc

▪
Board Member, National Campaign to Prevent Teenage and Unplanned Pregnancy

Attributes and Skills
Ms. Miller brings a diverse skill set to the Board, including executive leadership, talent management, finance, technology and innovation, and legal expertise. With decades of executive leadership and entrepreneurial experience, she has significant knowledge of strategic planning, large organization management, corporate development, risk oversight, and assessing human capital requirements. Ms. Miller also brings to the Board a fresh perspective on the evolving talent marketplace. In addition, she has government affairs experience through her public sector experience in the White House, the Department of Treasury and as chief legal advisor to the Governor of South Carolina. Ms. Miller’s current and prior board services at public, private and philanthropic organizations provides our Board with the benefit of her perspectives on corporate governance and environmental, social and corporate responsibility.

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Item 1—Election of Directors—Director Nominees

JOHN C. PLANT	Age 69Director since 2016 | Chair of the Board since 2017

Board Committees
▪
None

Other Current Public Company Directorships
▪
Jabil Circuit Corporation

▪
Masco Corporation

Prior Public Company Directorships
▪
Gates Industrial Corporation PLC (2017-2019)

▪
TRW Automotive Holdings Corporation (2011-2015)

Career Highlights and Qualifications
Howmet Aerospace, Inc.
▪
Chair of the Board (2017-Present)

▪
Chief Executive Officer (2021-Present)

▪
Co-Chief Executive Officer (2020-2021)

▪
Chief Executive Officer (2019-2020)

TRW Automotive Holdings Corporation, a global automotive supplier
▪
Chairman of the Board (2011-2015, when the company was acquired by ZF Friedrichshafen AG)

▪
President and Chief Executive Officer (2003-2015)

▪
Under his leadership, TRW employed more than 65,000 people in approximately 190 major facilities around the world and was ranked among the top 10 automotive suppliers globally

TRW Inc., a global aerospace, systems and automotive conglomerate
▪
Co-Member of the Chief Executive Office (2001-2003)

▪
Executive Vice President (1999-2001)

LucasVarity Automotive, an automotive parts manufacturer
▪
President (1997-1999, when the company was acquired by TRW Inc.)

▪
President and Managing Director of the Electrical and Electronics division (1991- 1997)

Other Current Affiliations
▪
Fellow of the Institute of Chartered Accountants

Prior Affiliations
▪
Director Emeritus of the Automotive Safety Council

Attributes and Skills
With over three decades of executive leadership experience, Mr. Plant has substantial experience in global operations and management, strategic planning, finance, business development, and risk management. He brings a track record of successfully leading businesses through periods of downturns and challenges and periods of growth and market development. His expertise in the aerospace and defense and automotive industries and his deep familiarity with all aspects of the Company’s businesses enable him to develop and lead the execution of the Company’s strategic vision, assess attendant risks and guide the Company’s growth. Mr. Plant’s vast executive and operational experience, as well as his current and prior service on public and private company boards, enables him to be an effective leader, who provides valuable insights to the Board and keeps directors apprised of significant developments in the Company’s business and industry.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   13

Item 1—Election of Directors—Director Nominees

Ulrich R. Schmidt	Age 72	Independent director since 2016
Board Committees ▪ Audit (Chair) ▪ Finance (Chair)
Career Highlights and Qualifications
Spirit Aerosystems Holdings, Inc., a global manufacturer of aerostructures
▪
Executive Vice President and Chief Financial Officer (2005-2009)

Goodrich Corporation, a global supplier of aerospace components, systems and services to the commercial, defense, regional aircraft and general aviation airplane markets
▪
Executive Vice President and Chief Financial Officer (2000-2005)

▪
Vice President, Finance and Business Development, Goodrich Aerospace (1994-2000)

Prior to joining Goodrich, he held senior level roles at a variety of companies, including Invensys Limited, Everest & Jennings International Limited and Argo-Tech Corporation.
Prior Affiliations
▪
Board of Directors, Precision Castparts Corporation (2007-2016)

Attributes and Skills
Mr. Schmidt brings to the Board extensive global executive and financial experience, as well as a deep understanding of the aerospace industry. A seasoned financial executive and leader, he possesses valuable expertise in accounting, financial oversight, capital markets, mergers and acquisitions, enterprise risk management, business development and financial operations. His extensive background in the aerospace industry, coupled with his financial management and strategic planning and analysis foundation, provides the Board with valuable insight and industry experience.
Mr. Schmidt qualifies as an audit committee financial expert.

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Item 1—Election of Directors—Board Composition and Refreshment

Board Composition and Refreshment
The Board recognizes that Board composition and refreshment contribute to effective deliberation, engagement and oversight, and the Board strives to strike an appropriate balance of skills, experience and diversity in its composition. Board refreshment ensures over time a mix of experienced directors with a deep understanding of the Company and new directors who bring fresh perspectives.
The Governance and Nominating Committee regularly considers the size and composition of the Board and assesses whether the composition appropriately aligns with the Company’s evolving business and strategic needs. The focus is on ensuring that the Board is composed of directors who possess a multitude of relevant expertise, professional experience and backgrounds, bring diverse viewpoints and perspectives, and effectively represent the long-term interests of the shareholders.
The Governance and Nominating Committee reviews the short-term and long-term strategies and interests of the Company to determine what current and future skills and experiences are required of the Board in exercising its oversight function. Specific search criteria evolve over time to reflect the Company’s dynamic business and strategic needs and the then composition of the Board. The Governance and Nominating Committee will review director performance evaluations to inform its decisions about nomination and refreshment. See “Corporate Governance—Board, Committee and Director Evaluations” for more detail on the evaluation process.
The Governance and Nominating Committee is responsible for establishing the criteria, objectives and procedures of selecting director candidates, screening candidates and evaluating the qualifications of persons who may be considered for potential service as a director, including candidates nominated by or recommended by shareholders.
Board Diversity

Our policy on Board diversity relates to the selection of nominees for the Board, as outlined in our Corporate Governance Guidelines. A diverse board encompassing a variety of skills, experiences and viewpoints contribute to the collective strength and effectiveness of the Board. When evaluating the diversity of potential director nominees, the Governance and Nominating Committee will consider a broad range of diversity, including diversity with respect to professional experience, skills and background, as well as diversity of gender, race and ethnicity, sexual orientation and identity. In selecting a director nominee, the Committee will focus on characteristics that would complement the existing Board, recognizing that the Company’s businesses and operations are diverse and global in nature.
Director Tenure Policy

The Board believes that new perspectives and ideas are important to a forward-looking and strategic Board, as is the ability to benefit from the valuable experience and corporate familiarity that longer-serving directors possess. The Company’s Corporate Governance Guidelines provide that a director whose tenure exceeds 12 years should tender his or her resignation from the Board. The Governance and Nominating Committee will then review the appropriateness of such director’s continued service on the Board, and make a recommendation to the Board on whether to accept or reject such resignation. In its review, the Governance and Nominating Committee will take into account a variety of factors, including the attributes of the director, his or her performance and contributions to the Board, and whether refreshment of the Board is at that time necessary to maintain an appropriate mix and range of backgrounds, viewpoints, and expertise for effective oversight and to meet the evolving needs of the Company. The Board believes that this tenure policy allows for Board refreshment and alignment of director attributes and skills with the Company’s evolving strategy while at the same time providing flexibility for the Governance and Nominating Committee and the Board to make a case-by-case assessment of the appropriateness of a longer-tenured director’s continued service on the Board.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   15

Item 1—Election of Directors—Nominating Board Candidates—Procedures and Director Qualifications

Nominating Board Candidates—Procedures and Director Qualifications
Minimum Qualifications for Director Nominees and Board Member Attributes

The Governance and Nominating Committee has adopted Criteria for Identification, Evaluation and Selection of Directors:

1.
Directors must have demonstrated the highest ethical behavior and must be committed to the Company’s values.

2.
Directors must be committed to seeking and balancing the legitimate long-term interests of all of the Company’s shareholders, as well as its other stakeholders, including its customers, employees and the communities where the Company has an impact. Directors must not be beholden primarily to any special interest group or constituency.

3.
It is the objective of the Board that all non-management directors be independent. In addition, no director should have, or appear to have, a conflict of interest that would impair that director’s ability to make decisions consistently in a fair and balanced manner.

4.
Directors must be independent in thought and judgment. They must each have the ability to:

▪
speak out on difficult subjects;

▪
ask tough questions and demand accurate, honest answers;

▪
constructively challenge management; and

▪
at the same time, act as an effective member of the team, engendering by his or her attitude an atmosphere of collegiality and trust.

5.
Each director must have demonstrated excellence in his or her area and must be able to deal effectively with crises and to provide advice and counsel to the Chief Executive Officer and his or her peers.

6.
Directors should have proven business acumen:

▪
serving or having served as a chief executive officer, or other senior leadership role, in a significant, complex organization; or

▪
serving or having served in a significant policy-making or leadership position in a well-respected, nationally or internationally recognized educational institution, not-for-profit organization or governmental entity; or

▪
having achieved a widely recognized position of leadership in the director’s field of endeavor which adds substantial value to the oversight of material issues related to the Company’s business.

7.
Directors must be committed to:

▪
understanding the Company and its industry;

▪
regularly preparing for, attending and actively participating in meetings of the Board and its committees; and

▪
ensuring that existing and future individual commitments will not materially interfere with the director’s obligations to the Company.

The number of other board memberships, in light of the demands of a director nominee’s principal occupation, should be considered, as well as travel demands for meeting attendance.

8.
Directors must understand the legal responsibilities of board service and fiduciary obligations. All members of the Board should be financially literate and have a sound understanding of business strategy, business environment, corporate governance and board operations. At least one member of the Board must satisfy the requirements of an “audit committee financial expert.”

9.
Directors must be self-confident and willing and able to assume leadership and collaborative roles as needed. They need to demonstrate maturity, valuing Board and team performance over individual performance and respect for others and their views.

10.
New director nominees should be able and committed to serve as a member of the Board for an extended period of time.

11.
A diverse board encompassing a variety of skills, experiences and viewpoints contribute to the collective strength and effectiveness of the Board. When evaluating the diversity of potential director nominees, the Governance and Nominating Committee will consider a broad range of diversity, including diversity with respect to professional experience, skills and background, as well as diversity of gender, race, ethnicity, sexual orientation and identity. In selecting a director nominee, the committee will focus on characteristics that would complement the existing Board, recognizing that the Company’s businesses and operations are diverse and global in nature.

12.
Directors should have reputations, both personal and professional, consistent with the Company’s image and reputation.

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Item 1—Election of Directors—Nominating Board Candidates—Procedures and Director Qualifications

Process of Evaluation of Director Candidates

The Governance and Nominating Committee makes a preliminary review of a prospective director candidate’s background, career experience and qualifications based on available information or information provided by an independent search firm, which identifies or provides an assessment of a candidate, or by a shareholder nominating or suggesting a candidate. If a consensus is reached by the committee that a particular candidate would likely contribute positively to the Board’s mix of skills, experiences and diversity, and a Board vacancy exists or is likely to occur, the candidate is contacted to confirm his or her interest and willingness to serve. The committee conducts interviews and may invite other Board members or senior Howmet Aerospace executives to interview the candidate to assess the candidate’s overall qualifications. The committee considers the candidate against the criteria it has adopted, as well as in the context of the Board’s then current composition and the needs of the Board and its committees.
At the conclusion of this process, the committee reports the results of its review to the full Board. The report includes a recommendation as to whether the candidate should be nominated for election to the Board. This procedure is the same for all candidates, including director candidates identified by shareholders.
The Governance and Nominating Committee retains from time to time the services of a search firm that specializes in identifying and evaluating director candidates. Services provided by the search firm include identifying potential director candidates meeting criteria established by the committee, verifying information about the prospective candidate’s credentials, and obtaining a preliminary indication of interest and willingness to serve as a Board member.
Shareholder Recommendations for Director Nominees

Any shareholder wishing to recommend a candidate for director should submit the recommendation in writing to our principal executive offices: Howmet Aerospace Inc., Governance and Nominating Committee, c/o Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com. The written submission should comply with all requirements set forth in the Company’s Certificate of Incorporation and Bylaws. The committee will consider all candidates recommended by shareholders in compliance with the foregoing procedures and who satisfy the minimum qualifications for director nominees and Board member attributes.
Shareholder Nominations

Advance Notice Director Nominations
The Company’s Certificate of Incorporation and Bylaws provide that any shareholder entitled to vote at an annual meeting of shareholders may nominate one or more director candidates for election at that annual meeting by following certain prescribed procedures. The shareholder must provide to Howmet Aerospace’s Corporate Secretary timely written notice of the shareholder’s intent to make such a nomination or nominations. In order to be timely, the shareholder must provide such written notice not earlier than the 120th day and not later than the 90th day prior to the first anniversary of the preceding year’s annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the shareholder must be so delivered not earlier than the close of business on the 120th day prior to the date of such annual meeting and not later than the close of business on the later of the 90th day prior to the date of such annual meeting or, if the first public announcement of the date of such annual meeting is less than 100 days prior to the date of such annual meeting, the 10th day following the day on which public announcement of the date of such meeting is first made. The notice must contain all of the information required in the Company’s Certificate of Incorporation and Bylaws. Any such notice must be sent to our principal executive offices: Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com. For the 2024 Annual Meeting, such notice must be delivered no earlier than January 18, 2024 and no later than February 17, 2024.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   17

Item 1—Election of Directors—Nominating Board Candidates—Procedures and Director Qualifications

Proxy Access Director Nominations
Subject to the terms and conditions set forth in the Company’s Bylaws, shareholder nominations for candidates for election at the 2024 Annual Meeting of Shareholders, which the shareholder wishes to include in the Company’s proxy materials relating to the 2024 Annual Meeting, must be received by the Company at the above address no earlier than November 1, 2023 and no later than December 1, 2023, together with all information required to be provided by the shareholder in accordance with the proxy access provision in the Bylaws.
Universal Proxy Rules for Director Nominations
In addition to satisfying the requirements under the Company’s Bylaws, shareholders who intend to solicit proxies in support of director nominees other than the Company’s nominees must provide notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, as amended, (including a statement that such shareholder intends to solicit the holders of shares representing at least 67% of the voting power of the Company’s shares entitled to vote on the election of directors in support of director nominees other than the Company’s nominees) to comply with the universal proxy rules, which notice must be postmarked or transmitted electronically to the Company at its principal executive offices no later than 60 calendar days prior to the anniversary date of the Annual Meeting (for the 2024 Annual Meeting, no later than March 18, 2024). However, if the date of the 2024 Annual Meeting is changed by more than 30 calendar days from such anniversary date, then notice must be provided by the later of 60 calendar days prior to the date of the 2024 Annual Meeting or the 10th calendar day following the day on which public announcement of the date of the 2024 Annual Meeting is first made.

18   |   HOWMET AEROSPACE   2023 PROXY STATEMENT

Director Compensation
Our non-employee director compensation program is designed to attract and retain outstanding director candidates who have the requisite experience and background as set forth in our Corporate Governance Guidelines, and to recognize the substantial time and effort necessary to exercise oversight of a complex global organization like Howmet Aerospace and fulfill the other responsibilities required of our directors. Mr. Plant, our sole employee director, does not receive additional compensation for his Board service.
The Governance and Nominating Committee reviews director compensation periodically and recommends changes to the Board when it deems appropriate. In 2022, the Committee asked management to conduct a review of the Company’s director compensation program compared to benchmark companies in our CEO compensation peer group. Based on the review, and taking into account various factors, the Governance and Nominating Committee recommended certain changes to the non-employee director compensation program. The Board reviewed and adopted the changes, which went into effect on January 1, 2023. The Company’s non-employee director compensation for 2022 and 2023 are summarized below in the “Director Fees” section.
DIRECTOR FEES
The following table describes the components of compensation for non-employee directors in 2022:
Annual Compensation	Other Annual Fees
	Lead Director	$30,000
	Board Committee Chair fees(1):
	▪ Audit	$20,000
	▪ Compensation and Benefits	$15,000
	▪ Other Committee Chair	$15,000
	Meeting attendance, in excess of regularly scheduled meetings (per meeting)(2)	$ 1,200
Ownership Requirements and Annual Compensation Limits
Stock ownership requirement	$750,000
Timeline to achieve stock ownership	6 years
Total annual director compensation limit	$750,000
*
Annual equity granted as deferred restricted share units following each Annual Meeting of Shareholders

(1)
Each non-employee director may receive only one additional annual retainer fee in connection with service as the Chair of a committee (whether in the position of Lead Director, Audit Committee Chair, Compensation and Benefits Committee Chair or Other Committee Chair), regardless of how many committee Chair positions held by such director.

(2)
A fee of $1,200 for each Board or committee meeting attended by a non-employee director in excess of five special Board or committee meetings during the applicable calendar year and applies only to any non-regularly scheduled meeting in excess of a two-hour duration.

Effective January 1, 2023, the following components of director compensation changed:
▪
Annual equity awards increased to $160,000 from $150,000

▪
Lead Director fee increased to $35,000 from $30,000

▪
Audit Committee Chair fee increased to $25,000 from $20,000

▪
Compensation and Benefits Committee Chair fee increased to $20,000 from $15,000

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   19

Director Compensation—Directors’ Alignment with Shareholders

Directors’ Alignment with Shareholders
Stock Ownership Guideline for Directors

In order to further align the interests of our directors with the long-term interests of our shareholders, non- employee directors are required to own, until retirement from the Board, at least $750,000 in Howmet Aerospace common stock. Compliance with the ownership value requirement is measured annually, and if the Howmet Aerospace common stock price declines in value, directors must continue to invest in Howmet Aerospace stock until the stock ownership guideline is reached. Each director is required to reach the stock ownership guideline within six years of his or her initial appointment as a non-employee director.
Prior to November 1, 2016, directors could defer director fees into deferred share units under the Company’s deferred fee plan for directors. Deferred share units provide directors with the same economic interest as if they own Howmet Aerospace common stock. Specifically, the deferred share units track the performance of our common stock and accrue dividend equivalents that are equal in value to dividends paid on our common stock. Upon a director’s retirement from the Board, the deferred share units are settled in cash at a value equivalent to the then-prevailing market value of our common stock.
Directors currently receive a portion of their annual compensation in Howmet Aerospace deferred restricted share units (“RSUs”), which count towards meeting the stock ownership value requirement. The annual deferred RSU award vests on the first anniversary of the grant date, or, if earlier, the date of the next subsequent annual meeting of shareholders following the grant date, subject to continued service through the vesting date (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control, and pro-rata vesting provisions apply in the event of a director’s termination of service for any other reason). Settlement of the annual deferred RSUs is deferred pursuant to the Amended and Restated Deferred Fee Plan for Directors. In addition, directors may elect to defer the cash portion of their annual compensation into additional Howmet Aerospace deferred RSUs (but not into deferred share units), as described in the “Director Deferral Program” section. Each Howmet Aerospace deferred RSU is an undertaking by the Company to issue to the recipient one share of Howmet Aerospace common stock upon settlement.
Accordingly, whether a director holds shares of Howmet Aerospace common stock, deferred share units or deferred RSUs, directors have the same economic interest in the performance of the Company, which further aligns directors’ interests with those of our shareholders.
The following table shows the aggregate value of each current director’s holdings in Howmet Aerospace common stock, deferred share units, and deferred RSUs, as of March 21, 2023, based on the closing price of our common stock on the New York Stock Exchange on that date.
Directors	Director Since	Value of Holdings in Howmet Aerospace Stock, Deferred Share Units and Deferred Restricted Share Units
James F. Albaugh	2017	$2,118,048
Amy E. Alving	2018	$2,052,276
Sharon R. Barner	2021	$380,075
Joseph S. Cantie	2020	$1,287,909
Robert F. Leduc	2020	$1,131,426
David J. Miller	2017	$1,870,004
Jody G. Miller	2020	$806,012
Nicole W. Piasecki	2020	$806,012
John C. Plant	2016	$182,530,351(1)
Ulrich R. Schmidt	2016	$2,253,891
(1)
Includes 2,594,999 RSUs and earned performance-based RSUs that will vest on March 31, 2023.

20   |   HOWMET AEROSPACE   2023 PROXY STATEMENT

Director Compensation—2022 Director Compensation

Prohibitions against Short Sales, Hedging, Margin Accounts and Pledging

Company policy prohibits members of the Board of Directors from pledging, holding in margin accounts, or engaging in short sales or hedging transactions with respect to any of their Company stock. The policy continues to align the interests of our directors with those of our shareholders.
2022 Director Compensation
The following table sets forth the 2022 compensation of each non-employee director who served on the Board in 2022.
(a)	(b)	(c)	(g)	(h)
Name(1)	Fees Earned or Paid in Cash(2)	Stock Awards(3)	All Other Compensation(4)	Total
James F. Albaugh	$150,000	$149,993	—	$299,993
Amy E. Alving	$135,000	$149,993	$2,252	$287,245
Sharon R. Barner	$120,000	$149,993	$1,629	$271,622
Joseph S. Cantie	$120,000	$149,993	$1,098	$271,091
Robert F. Leduc	$135,000	$149,993	—	$284,993
David J. Miller	$120,000	$149,993	—	$269,993
Jody G. Miller	$120,000	$149,993	$2,327	$272,320
Nicole W. Piasecki	$121,274	$149,993	—	$271,267
Ulrich R. Schmidt	$140,000	$149,993	—	$289,993
(1)
John C. Plant, Executive Chairman and Chief Executive Officer, is a Company employee and receives no compensation for service as a director. His compensation is reflected in the “2022 Summary Compensation Table.”

(2)
Fees Earned or Paid in Cash (Column (b)). This column reflects the cash fees earned by directors for Board and committee services in 2022, whether or not such fees were deferred by a director (see “Director Deferral Program” below).

(3)
Stock Awards (Column (c)). The amounts in this column represents the aggregate grant date fair value of deferred restricted share unit (RSU) awards granted to each non-employee director under the 2013 Howmet Aerospace Stock Incentive Plan, as Amended and Restated, computed in accordance with Financial Accounting Standards Board Accounting Standards Codification Topic 718. Except as described below, the deferred RSU award constitutes the equity portion of each director’s compensation for service from the Company’s annual meeting of shareholders (“Annual Meeting”) in 2022 until the Company’s Annual Meeting in 2023 and vests on the earlier of the first anniversary date of the grant date or the date of the Company’s 2023 annual meeting (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control, and pro-rata vesting applies in the event of a director’s termination of service for any other reason). The exact number of deferred RSUs comprising an equity award is calculated by dividing the dollar value of the award (as specified in our Non-Employee Director Compensation Policy) by the closing price of our common stock on the day of grant, rounded to the nearest whole share.

▪
Messrs. Albaugh, Cantie, Leduc, D. Miller and Schmidt and Mmes. Alving, Barner, J. Miller and Piasecki were each granted an annual equity award on May 27, 2022 for service from the Company’s 2022 Annual Meeting to the Company’s 2023 Annual Meeting. Each director received 4,163 deferred RSUs, with a grant value fair value of  $149,993, based on the closing price per share of our common stock on the date of grant ($36.03).

▪
The aggregate number of unvested deferred RSUs outstanding for each of Messrs. Albaugh, Cantie, Leduc, D. Miller and Schmidt and Mmes. Alving, Barner, J. Miller and Piasecki at December 31, 2022 was 4,163. The foregoing amounts do not include deferred RSUs that have vested—see “Director Deferral Program” below.

(4)
All Other Compensation (Column (g)). The amount shown in this column for Mr. Cantie; and Mmes. Alving, Barner and J. Miller represents imputed income related to a 2022 Board event to which director spouses and partners were invited. Imputed income, primarily for travel and expenses, was charged to those directors whose spouses or partners attended. Directors do not receive tax gross-ups for imputed income.

In 2022, we did not issue any option awards to directors, and we do not have a non-equity incentive plan for directors. Accordingly, no such compensation is reported, and we have omitted columns (d) and (e) from the table. Further, the Company does not pay above-market or preferential earnings on fees that are deferred. The Amended and Restated Deferred Fee Plan for Directors has the same investment options as the Company’s 401(k) tax-qualified savings plan for salaried employees. We therefore do not report changes in pension value or earnings on deferred fees and we have omitted column (f) from the table.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   21

Director Compensation—2022 Director Compensation

Director Deferral Program

Pursuant to the Amended and Restated Deferred Fee Plan for Directors, non-employee directors may elect to defer all or part of the cash portion of their annual compensation and to invest such deferred amounts into fully- vested Howmet Aerospace RSUs or into the investment options provided under the Company’s 401(k) tax-qualified savings plan other than the Howmet Aerospace Stock Fund (which represents Howmet Aerospace deferred share units). The annual equity award granted to non-employee directors in the form of Howmet Aerospace RSUs is, by its terms, deferred under the Amended and Restated Deferred Fee Plan for Directors. Deferred amounts are paid either in a lump sum or installments, as elected by the director, upon retirement from the Board of Directors.

22   |   HOWMET AEROSPACE   2023 PROXY STATEMENT

Environmental and Social Responsibility
We are dedicated to reducing our environmental footprint and that of our customers, providing workplaces where our employees can excel, investing in the communities where we operate and adhering to good governance practices.
Through our fundamentals and values, which are specified in our Code of Conduct, we hold ourselves to the highest levels of integrity and compliance. This strengthens our three-lever ESG approach and navigates us through the challenges.
Our approach and efforts related to ESG, which are detailed in our annual ESG Report, are guided by the following:
CUSTOMER	OPERATIONAL	SUPPLY CHAIN
Enable our customers to achieve their sustainability goals through our sustainable product development and innovations. Our products reduce fuel consumption and improve efficiencies.	Reduce our environmental footprint by enhancing efficiency, act on our social responsibility and keep our people safe, empowered and engaged.	Drive sustainability into our suppliers’ processes and practices and leverage their expertise to achieve our sustainability goals.

Our ESG Report can be found at www.howmet.com/esg-report. Information on our website, including our ESG Report or sections thereof, is not, and will not be deemed to be, a part of this proxy statement or incorporated into any of our other filings with the SEC. The ESG Report is prepared in accordance with the recommendations from the Task Force on Climate-related Financial Disclosure (TCFD), Sustainability Accounting Standards Board (SASB) standards for the aerospace and defense industry and Global Reporting Initiative (GRI) standards, among other guiding standards.

MANAGEMENT FOCUS	BOARD OVERSIGHT

ESG has the full attention of the organization at every level. Key ESG metrics are reviewed on a regular basis, including quarterly updates with the CEO and senior leadership. ESG goals and plans are reviewed at least annually. In 2021, we set a greenhouse gas (GHG) reduction goal of 21.5% based on our projected business volumes by 2024 from a 2019 baseline. We identified and funded more than 100 projects that are expected to deliver the GHG emissions reduction. We will prepare comprehensive plans to further reduce our GHG emissions by 2030 to take us closer to the possibility of net zero by 2050.

Our Board is equally committed to our ESG goals and maintains oversight for ESG matters at the full Board level and through various Board committees. The full Board reviews our comprehensive ESG program at least annually. In addition, our Board and CEO meet to review talent in key positions across our Company and update our succession strategy and leadership pipeline for key roles, including the CEO. The Board also receives updates and presentations on key topics, including diversity, equity and inclusion and employee development and succession.

Some highlights from 2022 ESG Report(1) are as follows:
HEALTH AND SAFETY	CLIMATE CHANGE	WASTE AND SPILLS
Our safety metrics remained strong. Employee and supervised contractor incident rates improved compared to 2021. We reduced our days away, restricted and transfer rate by 31.8% from prior year.	GHG emission intensity based on revenue improved 6.7% over 2021. Absolute GHG emissions increased 5.3%. Freshwater withdrawal intensity improved by 6.8%.	Hazardous waste generated improved by 1.5% compared to prior year. We had two spills in excess of 500 gallons outside of containment.

(1)
Since the Company separated from Arconic Corporation in April 2020, the 2020 ESG metrics referenced herein do not include Arconic Corporation.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   23

Environmental and Social Responsibility

ENERGY	PRODUCTS	STAKEHOLDER AND COMMUNITY ENGAGEMENT

The amount and type of energy that we consume in our operations have a direct impact on our GHG emissions. In 2022, we implemented 40 projects that we anticipate will save 300 million megajoules annually. Energy intensity based on revenue improved by 9.0%.

We delivered BOBTAIL® lockbolts and BOM® blind fasteners to support the installation of 6.0 gigawatts of solar panel fields. Our battery-powered Makita®(2) BV17 installation tool, which we launched in 2022, increases the productivity of contractors installing our BOBTAIL® and BOMTAIL® fasteners in solar fields by more than 20%.
We developed Alcoa® Wheels Aerodynamic Drive Wheel Cover for drive axles. The cover can generate savings of up to 0.96 gallons per 1,000 miles driven. If used with the Alcoa® Wheels Steer Aerodynamic Drive Cover, the savings can reach up to 1.35 gallons.
In 2022, Howmet Aerospace Foundation disbursed more than $3.9 million in STEM-focused grants. These included $350,000 to the Society for Science for its International Science and Engineering Fair and $50,000 to Club FACE Val d’Oise in France. The foundation also disbursed $3.1 million in grants focused on diversity, equity and inclusion.
DIVERSITY, EQUITY AND INCLUSION

Our success depends on our ability to create innovative solutions that exceed our customers’ goals. We can achieve this by fostering inclusive work environments that leverage the diversity of backgrounds, experience and thought within our organization.
As a result of the economic and supply chain issues following the pandemic, workforce planning, increased hiring efficiency and effective onboarding have been our priorities. We also recognize that cultivating an inclusive talent pipeline lays the groundwork for a more diverse workforce.
In 2022, we invested in a new applicant tracking system (ATS) to improve our ability to source and attract a diverse range of qualified candidates. The ATS supports the dissemination of our job vacancies to a wider range of diverse partners. For example, our campus recruitment platform has a large and diverse talent network and is the system of record for more than 9.2 million students and 1,300 schools across the United States. This includes more than 195 minority-serving institutes and 1.2 million organizations focused on diversity and inclusion.
Inclusion is about creating an environment where all our people feel—and are—valued; where they can bring their differences to work each day; and where they can contribute their personal best in every encounter to achieve better business results. To achieve this, we have embedded inclusive behavior training into our leadership development programs. Our Board of Directors and executives were actively involved in our Meet the Leader training sessions throughout 2022.
Our seven employee resource groups (ERGs) work strategically on behalf of our employees. They provide African heritage, women, Hispanic, LGBTQ+, veteran, next generation and European employees with learning, support, networking, mentoring, volunteering, outreach and more. During 2022 our ERGs hosted a range of events on topics that are important to our employees. In addition, our ERGs worked with the Howmet Foundation to nominate organizations for grants. One notable example from the Veterans ERG is highlighted in our 2022 ESG Report.
Our collective efforts resulted in an 8.3% increase in female employees globally and an 8.5% increase in minority employees in our U.S. workforce compared to 2021.

(2)
Makita is a registered trademark of Makita Corporation, Japan.

24   |   HOWMET AEROSPACE   2023 PROXY STATEMENT

Corporate Governance
Howmet Aerospace is a values-based company. Our values guide our behavior at every level and apply across the Company on a global basis. The Board has adopted a number of policies to support our values and good corporate governance, which we believe are important to the success of our business and in advancing shareholder interests. We highlight below certain of our corporate governance practices and features:
Board Independence and Accountability

BOARD INDEPENDENCE

▪
8 of our 9 director nominees are independent. Our Chief Executive Officer, John C. Plant (who is also Executive Chairman) is our sole employee director.

BOARD LEADERSHIP

▪
Current Board leadership structure comprises an Executive Chairman of the Board, an independent Lead Director and independent chairs of each Board committee.

▪
The independent Lead Director has substantial responsibilities, including presiding at all meetings of the Board at which the Executive Chairman is not present, and presiding at executive sessions of the independent directors.

BOARD ENGAGEMENT

▪
Attendance:

□
All directors attended more than 75% of Board and their respective Committee meetings in 2022; director attendance in 2022 averaged 96.1%.

□
All directors are expected to attend the annual meeting of shareholders.

▪
Independent directors meet in executive session at every regular Board and Board committee meeting.

BOARD COMPOSITION AND DIVERSITY

▪
Directors have a diversity of experience that spans a broad range of industries.

▪
Directors have a broad array of attributes and skills directly relevant to the Company and its businesses.

▪
3 of our 9 director nominees are female, and 1 director is racially/ ethnically diverse.

See “Item 1—Election of Directors” for additional information.

BOARD COMMITTEES

▪
Fully independent Audit, Compensation and Benefits, Cybersecurity, Finance, and Governance and Nominating Committees.

▪
Each committee has a written charter that is reviewed on an annual basis and available on our website.

BOARD ACCOUNTABILITY

▪
Annual elections of all directors.

▪
Majority voting standards for election of directors.

▪
Annual certification of compliance with the Code of Conduct and Conflict of Interest Survey and related governance and ethics policies.

▪
Annual say-on-pay vote.

▪
Annual shareholder ratification of the Audit Committee’s selection of our independent auditor.

▪
No supermajority voting provisions in the Company’s Certificate of Incorporation or Bylaws.

RESPONSIVENESS TO SHAREHOLDERS

▪
Following each annual meeting of shareholders, the appropriate Committees of the Board consider the vote outcomes of the management and shareholder proposals and, depending on those vote outcomes, may recommend proposed courses of action.

PROXY ACCESS

▪
Shareholders may nominate director candidates to the Board and include those nominees in the Company’s proxy statement in accordance with the Company’s Bylaws.

SHAREHOLDERS ACTION

▪
Shareholders are permitted to call special meetings in accordance with the Company’s Certificate of Incorporation and Bylaws.

▪
Shareholders may act by written consent in accordance with the Company’s Certificate of Incorporation and Bylaws.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   25

Corporate Governance

Board Effectiveness	Alignment with Shareholder Interests

BOARD, COMMITTEE AND DIRECTOR EVALUATIONS

▪
Annual Board and Committee self-evaluation process.

▪
Annual director performance evaluations.

▪
Ongoing assessment of corporate governance best practices appropriate for Howmet Aerospace.

OVERBOARDING LIMITS

▪
Directors are subject to overboarding limitations as a general rule in accordance with our Corporate Governance Guidelines.

SHAREHOLDER ENGAGEMENT

▪
Directors are committed to meaningful engagement with shareholders and welcome input and suggestions.

▪
Board members routinely meet with top shareholders for conversations focused on Board skills, diversity and its oversight on a variety of topics, including:

□
company strategy;
□
growth;
□
compensation; and
□
environmental, social and governance (ESG) matters.
BOARD OVERSIGHT OF RISK AND ESG PROGRAMS

▪
Our full Board is responsible for risk oversight and the Board committees oversee certain key risks relating to their areas.

▪
The Board and Board committees provide oversight of ESG risks and opportunities, including review of ESG strategies and challenges.

▪
The Company publishes an annual ESG Report.

See “Environmental and Social Responsibility” section for additional information.

SUCCESSION PLANNING

▪
The Board oversees and engages in Board and executive succession planning.

CLAWBACK AND SHORT SALES, HEDGING, MARGIN ACCOUNTS AND PLEDGING POLICIES

▪
Our annual cash incentive plan and our stock incentive plan contain claw-back provisions, providing for reimbursement of incentive compensation from executive officers in certain circumstances (Note: The Company intends to review and update its clawback policy in 2023 to comply with SEC rules and final NYSE listing standards related to clawbacks and to align with best practices).

▪
Short sales of Company securities and derivative or speculative transactions in Company securities are prohibited.

▪
Purchase or use of financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of Company securities, is prohibited.

▪
Directors and Section 16 officers are prohibited from holding Company securities in margin accounts or pledging Company securities as collateral.

STOCK OWNERSHIP

▪
Non-employee directors and executive officers are subject to robust stock ownership guidelines:

□
Non-employee directors must retain equity of at least $750,000 in value until retirement.

□
Executives are required to hold substantial equity in the Company until retirement, including equity equal in value to six-times base salary for our CEO.

The Structure and Role of The Board of Directors
Board Leadership Structure

The Company’s current Board leadership structure comprises a combined Chairman and Chief Executive Officer, an independent director serving as the Lead Director, and strong, active independent directors. The Board will continue to exercise its judgment, under the circumstances at the time, to evaluate the Board leadership structure that the Board believes will provide effective leadership, oversight and direction, while optimizing the functioning of both the Board and management and facilitating effective communication between the two.

26   |   HOWMET AEROSPACE   2023 PROXY STATEMENT

Corporate Governance

JOHN C. PLANT Executive Chairman	JAMES F. ALBAUGH Independent Lead Director

Executive Chairman
The Board has concluded that the current structure provides a well-functioning and effective balance between strong Company leadership and appropriate safeguards and oversight by independent directors. A combined role of Chairman and Chief Executive Officer confers advantages, including those listed below.
▪
By serving in both positions, the Executive Chairman and Chief Executive Officer is able to draw on his detailed knowledge of the Company to provide the Board, in coordination with the Independent Lead Director, leadership in focusing its discussions, review and oversight of the Company’s strategy, business, and operating and financial performance.

▪
A combined role ensures that the Company presents its message and strategy to stakeholders with a unified voice.

▪
The structure allows for efficient decision-making and focused accountability.

The Board believes that it is in the best interest of the Company and its shareholders for John C. Plant to serve as Chairman and Chief Executive Officer, considering the strong role of our independent Lead Director and other corporate governance practices providing independent oversight of management.

Independent Lead Director
Our Independent Lead Director has substantial responsibilities.
▪
Meets regularly with the Chairman and serve as a liaison between the Chairman and the independent directors;

▪
Communicates to the Chairman and management, as appropriate, any decisions reached, suggestions, views or concerns expressed by the independent directors during meetings, executive sessions and outside of board meetings;

▪
Presides at all meetings of the Board at which the Chairman is not present, including executive sessions of the independent directors;

▪
Facilitates effective and candid Board discussions and communications to optimize Board performance;

▪
Approves meeting agendas and schedules to assure that there is sufficient time for discussion of all agenda items;

▪
Ensures personal availability for consultation and communication with independent directors and with the Chairman, as appropriate;

▪
Calls executive sessions of the Board;

▪
Calls meetings of the independent directors, as the Lead Director may deem to be appropriate; and

▪
Responds directly to shareholder and other stakeholder questions and comments that are directed to the Lead Director or to the independent directors as a group, with such consultation with the Chairman or other directors as the Lead Director may deem appropriate, and if requested, ensuring that he or she is available for consultation and direct communication with major shareholders, as appropriate.

James F. Albaugh is our current independent Lead Director. Mr. Albaugh’s strength in leading the Board is complemented by his depth of experience in Board matters ranging from his service on the Company’s Audit Committee and Governance and Nominating Committee to his memberships on other company boards.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   27

Corporate Governance

The Company’s corporate governance practices are designed to ensure that shareholders’ interests are protected by effective and independent oversight of management:
▪
Independence. 8 of our 9 director nominees are independent as defined by the listing standards of the New York Stock Exchange (“NYSE”) and the Company’s Director Independence Standards.

▪
Committees. Each of the Board’s standing committees—the Audit Committee, the Compensation and Benefits Committee, the Cybersecurity Committee, the Finance Committee and the Governance and Nominating Committee—is composed solely of independent directors.

▪
Executive Sessions. Our independent directors meet at every regular Board Meeting in executive session without management present. These meetings are led by the independent Lead Director. The independent Lead Director may call extra sessions as needed. Committee meetings also include an executive session at which Committee members meet without management in attendance.

The Board’s Role in Risk Oversight

The Board of Directors is actively engaged in overseeing and reviewing the Company’s strategic direction and objectives, taking into account, among other considerations, the Company’s risk profile and exposures. It is management’s responsibility to manage risk and bring to the Board’s attention the most material near-term and long-term risks to the Company. The Board has oversight responsibility of the processes established to report and monitor material risks applicable to the Company. The Board annually reviews the Company’s enterprise risk management and receives regular updates on risk exposures.
While the Board and the committees of the Board oversee enterprise risk management, Company management is responsible for managing risk and the creation, implementation and monitoring of the risk management programs and appropriate risk management policies and procedures. The Company has robust internal processes and an effective internal control environment that facilitates the identification and management of risks and regular communication with the Board. These include an enterprise risk management committee, regular management disclosure committee meetings, Code of Conduct, a strong Legal Department and Ethics and Compliance Office, and a comprehensive internal and external audit process. Management communicates routinely with the Board, Board committees and individual directors on the significant risks identified and how they are being managed. Directors are free to communicate directly with senior management.
The Board specifically provides risk oversight of the Company in the areas below. Committees of the Board that provide oversight under a specific responsibility, routinely provide updates and its insights to the Board. In addition to management, the Board is also guided by outside advisors and experts on various topics.

28   |   HOWMET AEROSPACE   2023 PROXY STATEMENT

Corporate Governance

RISK OVERSIGHT

Board of Directors

- Competitive Landscape
- Strategy
- Economic Conditions
- Capital Requirements
- Operations
- Succession Planning
- Enterprise Risk Management
- Human Capital Management
- Environmental, Social and Governance Programs
- Health and Safety
- Product Integrity

Audit Committee

- Treasury
- Financial Accounting and Reporting
- Internal and External Audit
- Tax
- Asset Impairments
- Legal, Regulatory and Compliance
- Information Technology Systems
- Contingencies
- Internal Controls

Compensation and Benefits Committee

- Talent Acquisition and Retention
- Compensation and Benefits Programs and Plans
- Incentive Arrangements
- Executive Officer Compensation

Cybersecurity Committee

- Network and Information Security
- Cyber Incident Detection, Response and Recovery
- Mitigation Strategy, Policies and Procedures
- Cyber Threat Landscape

Finance Committee

- Capital Structure
- Capital Allocation
- Acquisitions and Divestitures
- Pension Plan Investment Performance

Governance and Nominating Committee

- Corporate Governance
- Director Succession Planning
- Board Structure and Operations
- Board Committee Functions and Membership
- Director Compensation
- Related Person Transactions

Committees of the Board
Each of the Audit, Compensation and Benefits, Cybersecurity, Finance, and Governance and Nominating Committees is composed solely of directors who have been determined by the Board of Directors to be independent in accordance with Securities and Exchange Commission (“SEC”) regulations, NYSE listing standards and the Company’s Director Independence Standards (including the heightened independence standards for members of the Audit and Compensation and Benefits Committees).
For information on how to access the written charters for each committee, see “—Our Corporate Governance Documents” below.
AUDIT COMMITTEE 9 Meetings in 2022

2022 Members
▪
Ulrich R. Schmidt (Chair)

▪
James F. Albaugh

▪
Joseph S. Cantie

Independence
▪
Each member of the committee is independent and financially literate.

Financial Expert
▪
Joseph S. Cantie and Ulrich R. Schmidt meet the requirements as defined by the SEC rules.

Responsibilities
▪
Oversees the integrity of the Company’s financial statements and internal controls, including review of the scope and the results of the audits of the internal and independent auditors

▪
Appoints the independent auditors and evaluates their independence and performance

▪
Reviews the organization, performance and adequacy of the internal audit function

▪
Pre-approves all audit, audit-related, tax and other services to be provided by the independent auditors

▪
Oversees the Company’s compliance with legal and regulatory requirements

▪
Discusses with management and the auditors the policies with respect to risk assessment and risk management, including major financial risk exposures

▪
Discusses with management the status of information technology systems and information technology risks

The responsibilities of the Audit Committee are further described in the committee charter, which was adopted by the Board and a copy of which is available on our website.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   29

Corporate Governance

COMPENSATION AND BENEFITS COMMITTEE 5 Meetings in 2022
2022 Members ▪ Robert F. Leduc (Chair) ▪ Joseph S. Cantie ▪ Nicole G. Piasecki Independence ▪ Each member of the committee is independent.
Responsibilities
▪
Recommends the Chief Executive Officer’s compensation for approval by the independent directors of the Board, based upon an evaluation of performance in light of approved goals and objectives

▪
Reviews and approves the compensation of the Company’s officers

▪
Oversees the implementation and administration of the Company’s compensation and benefits plans, including pension, savings, incentive compensation and equity-based plans

▪
Reviews and approves general compensation and benefit policies

▪
Approves the Compensation Discussion and Analysis for inclusion in the proxy statement

▪
Has the sole authority to retain and terminate a compensation consultant, as well as to approve the consultant’s fees and other terms of engagement (see “Corporate Governance—Compensation Consultants” regarding the committee’s engagement of a compensation consultant)

Executive officers do not determine the amount or form of executive or non-employee director compensation although the Chief Executive Officer provides recommendations to the Compensation and Benefits Committee regarding compensation changes and incentive compensation for executive officers other than himself.
The responsibilities of the Compensation and Benefits Committee are further described in the committee charter, which was adopted by the Board and a copy of which is available on our website.

For more information on the activities of the committee, including its processes for determining executive compensation, see the “Compensation Discussion and Analysis” section.
CYBERSECURITY COMMITTEE(1) 4 Meetings in 2022
2022 Members ▪ Amy E. Alving ▪ Jody G. Miller ▪ Nicole G. Piasecki (Chair)* Independence ▪ Each member of the committee is independent.
Responsibilities
▪
Reviews the state of the Company’s cybersecurity, including review of the threat landscape facing the Company; the Company’s strategy, policies and procedures to mitigate cybersecurity risks, such as initiatives for identification, protection, detection, response and recovery; any significant cybersecurity incidents; and consideration of the impact of emerging cybersecurity developments and regulations that may affect the Company

The responsibilities of the Cybersecurity Committee are further described in the committee charter, which was adopted by the Board and a copy of which is available on our website.
*
Ms. Piasecki will be retiring from the Board as of May 17, 2023, the date of the Annual Shareholders Meeting. The Governance and Nominating Committee and the Board will appoint a new Chair to the Cybersecurity Committee following the Annual Shareholders Meeting.

(1)
Effective December 1, 2022, the Board decided it was in the best interest of the Company to convert the Cybersecurity Advisory Subcommittee of the Audit Committee to a standing committee named the Cybersecurity Committee.

30   |   HOWMET AEROSPACE   2023 PROXY STATEMENT

Corporate Governance

FINANCE COMMITTEE 4 Meetings in 2022
2022 Members ▪ Ulrich R. Schmidt (Chair) ▪ Joseph S. Cantie ▪ David J. Miller Independence ▪ Each member of the committee is independent.
Responsibilities
▪
Reviews and provides advice and counsel to the Board regarding the Company’s capital structure; financing transactions; capital expenditures and capital plan; acquisitions and divestitures; share repurchases and dividend programs; policies relating to interest rate, commodity and currency hedging; and pension plan performance and funding.

The responsibilities of the Finance Committee are further described in the committee charter, which was adopted by the Board and a copy of which is available on our website.

GOVERNANCE AND NOMINATING COMMITTEE 4 Meetings in 2022
2022 Members ▪ Amy E. Alving (Chair) ▪ James F. Albaugh ▪ Sharon R. Barner ▪ Jody G. Miller Independence ▪ Each member of the committee is independent.
Responsibilities
▪
Develops and recommends to the Board criteria, objectives and procedures for the selection of individuals to be considered as candidates for election to the Board

▪
Identifies individuals qualified to become Board members and recommends them to the full Board for consideration, including evaluating all potential candidates, whether initially recommended by management, other Board members or shareholders

▪
Reviews and makes recommendations to the Board regarding the appropriate structure and operations of the Board and Board committees

▪
Makes recommendations to the Board regarding Board committee assignments

▪
Develops and annually reviews corporate governance guidelines of the Company, and oversees other corporate governance matters

▪
Reviews related person transactions

▪
Oversees an annual performance review of the Board, Board committees and individual directors

▪
Periodically reviews and makes recommendations to the Board regarding non-employee director compensation

The responsibilities of the Governance and Nominating Committee are further described in the committee charter, which was adopted by the Board and a copy of which is available on our website.

Board Meetings and Attendance
The Board met 7 times in 2022. The number of meetings of each Board committee can be found above in “Board Committee Membership and Responsibilities.” Attendance by incumbent directors at Board and committee meetings averaged 96.1%. Each incumbent director attended 75% or more of the aggregate of all meetings of the Board and the committees on which he or she served during 2022.
Under Howmet Aerospace’s Corporate Governance Guidelines, all directors are expected to attend the annual meeting of shareholders. All ten of the members of the Board attended the Company’s 2022 annual meeting.
Director Orientation and Continuing Education
The Company has a robust orientation program for new directors. New directors meet with key members of management to become familiar with the Company’s business and strategic plans, business segments, resource units, and values and behaviors, as well as its human capital program, ethics and compliance program and corporate governance practices.
Directors are encouraged to attend outside continuing education programs at the Company’s expense. Company presentations and materials, including updates on business developments and other important topics, are provided regularly to directors, as appropriate or upon request. Directors strive to visit a Company business

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   31

Corporate Governance

facility each year to deepen their understanding of the Company and interact with on-site employees. Directors also benefit from access to various governance and directorship organizations and publications to which the Company subscribes.
In 2022, the Board engaged in an extensive tour of the Company’s Engine Products operations in Morristown, Tennessee, which provided the Board with valuable insight into the Company’s operations, technology and innovations. In addition, outside advisors and counsel presented to the Board on strategic, financial, legal, and regulatory developments and considerations, among other matters. This provides directors with additional perspectives on the Company’s business environment, strategic focus areas, performance and potential emerging risks.
Board, Committee and Director Evaluations
The Board of Directors believes that a robust and constructive Board, committee and director performance evaluation process is an essential component of board effectiveness. Each year, the Board conducts a comprehensive evaluation process, overseen by the Governance and Nominating Committee, of its own performance, as well as the performance of each committee and each director.

Planning of Board, Committee and Director Evaluations

In consultation with the Executive Chairman, independent Lead Director and Committee Chairs, the Governance and Nominating Committee reviews the self-evaluation process on an annual basis to determine its structure, scope and content.

Evaluations

Each director completes an evaluation relating to: (i) the Board; (ii) each committee on which such director serves; and (iii) each director.

Evaluations Results

Evaluation results are compiled by the Corporate Secretary's Office, without attribution. Each director receives the results of the evaluations of the Board and each committee on which the director serves. The Executive Chairman, independent Lead Director and Governance and Nominating Committee members receive the results of the director evaluations.

Board and Review of Evaluations

Committee evaluation results are discussed by each committee, and Board evaluation results are discussed by the full Board. The Board identifies opportunities for improvement and implement plans to address those matters. The evaluations of all Board members are reviewed by the Governance and Nominating Committee, the independent Lead Director and the Executive Chairman, following which the Lead Director and the Executive Chairman meet with each director in connection with the director's potential re-nomination to the Board.

Ongoing

Directors are encouraged to provide ongoing feedback outside the self-evaluation process.

Shareholder Engagement
The Board of Directors and the Company believe ongoing engagement with Howmet Aerospace shareholders is important to understanding shareholder views on issues that are important to them or that affect our Company. We have embraced an active engagement strategy for many years: to provide visibility and transparency into our business, our performance and our corporate governance, environmental, social and compensation practices. Our engagement program is designed to address shareholder questions and concerns, provide shareholders with our perspective on Company policies and practices, seek shareholder input and incorporate feedback, as appropriate.

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Corporate Governance

How We Engage

Board Participation	Investor Relations Discussions	ESG and Compensation-Related Discussions
Our independent Lead Director, Compensation and Benefits Committee Chair and other members of the Board are available for, and participate as appropriate in, shareholder meetings, particularly those relating to ESG and compensation-related matters, as described below.	Throughout the year, our investor relations (IR) team regularly meets with shareholders, prospective shareholders, and investment analysts through quarterly earnings calls, investor conferences, presentations, on-site meetings and virtual meetings. These meetings often include participation by our Executive Chairman and Chief Executive Officer and our Chief Financial Officer, and generally focus on Company financial and operational performance and strategy.
Twice a year, we conduct a robust shareholder engagement program, led by members of our corporate governance, environmental, health and safety, human resources, executive compensation and IR teams, along with Board members, as appropriate, to solicit feedback and address any concerns related to:
▪
corporate governance, including Board oversight;

▪
executive compensation, including say-on-pay response;

▪
environmental and sustainability matters, including climate change; and

▪
human capital management and diversity, equity and inclusion.

Investor Relations Shareholder Engagement	ESG and Compensation-Related Shareholder Engagement
Throughout 2022	Spring 2022	Fall 2022
Engaged with shareholders who own approximately 58% of our common shares. Hosted “Technology Day” to provide highlights of the Company's business, products and technology.	Reached out to our top 50 shareholders who own approximately 68% of our common shares, other than Elliott Management (who has a Board representative) and Mr. Plant, and engaged with those owning approximately 41% who accepted our invitation.	Reached out to our top 50 shareholders who own approximately 67% of our common shares, other than Elliott Management (who has a Board representative) and Mr. Plant, and engaged with those owning approximately 21% who accepted our invitation. We also engaged with Glass Lewis; ISS declined our invitation.

For a further discussion regarding shareholder feedback on compensation matters, see “Executive Compensation—Compensation Discussion and Analysis.”
When We Engage

Spring	Summer	Fall	Winter

▪
Make available to shareholders the Annual Report, Proxy Statement and ESG report.

▪
Prior to the Annual Meeting of Shareholders, conduct shareholder engagement to discuss any concerns on the ballot items and gather feedback on ESG and compensation matters.

	▪ Review feedback from shareholder discussions and results from the Annual Meeting of Shareholders, plan for fall outreach and target responsive engagement.	▪ Conduct comprehensive engagement with shareholders to gather feedback from the Annual Meeting of Shareholders and discuss developments in the Company’s business, and ESG and compensation matters.	▪ Review shareholder feedback and Board to consider any changes to corporate governance, executive compensation program, and environmental and social matters and disclosures.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   33

Corporate Governance

Communications with Directors
The Board of Directors is committed to meaningful engagement with Howmet Aerospace shareholders and welcomes input and suggestions. Shareholders and other interested parties wishing to contact the Executive Chairman, independent Lead Director, individual directors, the Board or the independent directors as a group may do so by sending a written communication to the attention of the Independent Lead Director c/o Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com.
To communicate issues or complaints regarding questionable accounting, internal accounting controls or auditing matters, send a written communication to the Audit Committee c/o Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com.
Alternatively, you may place an anonymous, confidential, toll-free call in the United States to Howmet Aerospace’s Integrity Line at 1-844-932-1021. For a listing of Integrity Line telephone numbers outside the United States, go to www.howmet.com under “About Us—Our Fundamentals—Ethics and Compliance—Speak-Up Culture—Howmet Aerospace Integrity Line.”
Communications addressed to the Board or to a Board member are distributed to the Board or to any individual director or directors as appropriate, depending upon the facts and circumstances outlined in the communication. The Board of Directors has asked the Corporate Secretary’s Office to submit to the Board all communications received, excluding only those items that are not related to Board duties and responsibilities, such as junk mail and mass mailings; product complaints and product inquiries; new product or technology suggestions; job inquiries and resumes; advertisements or solicitations; and surveys.
Director Independence
In the Company’s Corporate Governance Guidelines, the Board recognizes that independence depends not only on directors’ individual relationships, but also on the directors’ overall attitude. Providing objective, independent judgment is at the core of the Board’s oversight function. Under the Company’s Director Independence Standards, which conform to the corporate governance listing standards of the New York Stock Exchange, a director is not considered “independent” unless the Board affirmatively determines that the director has no material relationship with the Company or any subsidiary in the consolidated group. The Director Independence Standards comprise a list of all categories of material relationships affecting the determination of a director’s independence. Any relationship that falls below a threshold set forth in the Director Independence Standards, or is not otherwise listed in the Director Independence Standards, and is not required to be disclosed under Item 404(a) of SEC Regulation S-K, is deemed to be an immaterial relationship. The Board has affirmatively determined that all the directors are independent except Mr. Plant, who is employed by the Company and therefore does not meet the independence standards set forth in the Director Independence Standards. In the course of its determination regarding independence, the Board did not find any material relationships between the Company and any of the directors, other than Mr. Plant’s employment.
Voting for Directors
Howmet Aerospace’s Certificate of Incorporation and Bylaws provide a majority voting standard for election of directors in uncontested elections. If the number of shares voted “for” an incumbent director’s election does not exceed fifty percent (50%) of the number of votes cast with respect to that director’s election (with votes cast including votes against in each case and excluding abstentions and broker nonvotes with respect to that director’s election) in an uncontested election, the nominee must promptly tender his or her resignation, and the Board will decide, through a process managed by the Governance and Nominating Committee and excluding the nominee, whether to accept or reject the resignation at its next regularly scheduled Board meeting. The Board’s explanation of its decision will be promptly disclosed in accordance with SEC rules and regulations. Any director nominee not already serving on the Board who fails to receive a majority of votes cast in an uncontested election will not be elected to the Board. An election of directors is considered to be contested if the number of candidates

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Corporate Governance

for election as directors exceeds the number of directors to be elected, with the determination being made in accordance with the Bylaws.
Related Person Transactions
Review, Approval and Ratification of Transactions with Related Persons

The Company has a written Related Person Transaction Approval Policy regarding the review, approval and ratification of transactions between the Company and related persons. The policy applies to any transaction in which the Company or a Company subsidiary is a participant, the amount involved exceeds $120,000 and a related person has a direct or indirect material interest. A related person means any director or executive officer of the Company, any nominee for director, any shareholder known to the Company to be the beneficial owner of more than 5% of any class of the Company’s voting securities, and any immediate family member of any such person.
Under this policy, reviews are conducted by management to determine which transactions or relationships should be referred to the Governance and Nominating Committee for consideration. The Governance and Nominating Committee then reviews the material facts and circumstances regarding a transaction and determines whether to approve, ratify, revise or reject a related person transaction, or to refer it to the full Board or another committee of the Board for consideration. The Company’s Related Person Transaction Approval Policy operates in conjunction with other aspects of the Company’s compliance program, including its Code of Conduct, which requires that all directors, officers and employees have a duty to be free from the influence of any conflict of interest when they represent the Company in negotiations or make recommendations with respect to dealings with third parties, or otherwise carry out their duties with respect to the Company.
The Board has considered the following types of potential related person transactions and pre-approved them under the Company’s Related Person Transaction Approval Policy as not presenting material conflicts of interest:
(i)
employment of Howmet Aerospace executive officers (except employment of a Howmet Aerospace executive officer that is an immediate family member of another Howmet Aerospace executive officer, director, or nominee for director) as long as the Compensation and Benefits Committee has approved the executive officers’ compensation;

(ii)
director compensation that the Board has approved;

(iii)
any transaction with another entity in which the aggregate amount involved does not exceed the greater of $1,000,000 or 2% of the other entity’s total annual revenues, if a related person’s interest arises only from:

(a)
such person’s position as an employee or executive officer of the other entity; or

(b)
such person’s position as a director of the other entity; or

(c)
the ownership by such person, together with his or her immediate family members, of less than a 10% equity interest in the aggregate in the other entity (other than a partnership); or

(d)
both such position as a director and ownership as described in (b) and (c) above; or

(e)
such person’s position as a limited partner in a partnership in which the person, together with his or her immediate family members, have an interest of less than 10%;

(iv)
charitable contributions in which a related person’s only relationship is as an employee (other than an executive officer), or a director or trustee, if the aggregate amount involved does not exceed the greater of $250,000 or 2% of the charitable organization’s total annual receipts;

(v)
transactions, such as the receipt of dividends, in which all shareholders receive proportional benefits;

(vi)
transactions involving competitive bids;

(vii)
transactions involving the rendering of services as a common or contract carrier, or public utility, at rates or charges fixed in conformity with law or governmental authority; and

(viii)
transactions with a related person involving services as a bank depositary of funds, transfer agent, registrar, trustee under a trust indenture, or similar services.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   35

Corporate Governance

Transactions with Related Persons in 2022

Based on information provided by the directors, the executive officers, and the Company’s legal department, the Governance and Nominating Committee determined that there are no material related person transactions to be reported in this proxy statement. We indemnify our directors and officers to the fullest extent permitted by law against personal liability in connection with their service to the Company. This indemnity is required under the Company’s Certificate of Incorporation and the Bylaws, and we have entered into agreements with these individuals contractually obligating us to provide this indemnification to them.
Compensation Committee Interlocks and Insider Participation
No member of the Compensation and Benefits Committee has served as one of our officers or employees at any time. None of our executive officers serves as a member of the compensation committee of any other company that has an executive officer serving as a member of our Board. None of our executive officers serves as a member of the board of directors of any other company that has an executive officer serving as a member of our Compensation and Benefits Committee.
Compensation Consultants
In 2022, the Compensation and Benefits Committee directly retained Compensation Advisory Partners LLC (“CAP LLC”) as its independent compensation consultant. See “Executive Compensation—Compensation Discussion and Analysis—Compensation Philosophy and Design—Executive Compensation Design Relies on a Diversified Mix of Pay Elements and Targets the Market Median—Use of Independent Compensation Consultant.” The committee assessed CAP LLC’s independence and found no conflict of interest. In its assessment, the committee took into account the following factors: CAP LLC provides no other services to the Company; the amount of fees received from the Company by CAP LLC as a percentage of CAP LLC’s total revenue; the policies and procedures that CAP LLC has in place to prevent conflicts of interest; any business or personal relationships between the consultants at CAP LLC performing consulting services and any Compensation and Benefits Committee members or any executive officer; and any ownership of Company stock by the consultants.
Recovery of Incentive Compensation
The Company’s cash incentive and equity incentive plans—the 2020 Annual Cash Incentive Plan (the “Annual Cash Incentive Plan”) and the 2013 Howmet Aerospace Stock Incentive Plan, as Amended and Restated (the “Stock Incentive Plan”), respectively—each contains clawback provisions that stipulate that awards under each plan are subject to any recoupment requirement imposed under applicable laws, rules, regulations or stock exchange listing standards, including, without limitation, requirements imposed pursuant to the Sarbanes-Oxley Act of 2002 and Section 954 of the Dodd-Frank Wall Street Reform and Consumer Protection Act of 2010. Furthermore, awards under the Stock Incentive Plan are subject to the terms of any recoupment policy adopted by the Company from time to time. In addition to the foregoing:
▪
The Annual Cash Incentive Plan provides that a participant is required to forfeit all awards under the plan and the Compensation and Benefits Committee has the discretion to claw back incentive awards from the preceding three-year period if the Committee determines, in its sole and absolute discretion, that a participant committed fraud or dishonesty toward the Company, wrongfully used or disclosed confidential or proprietary Company information, engaged in misconduct which may cause material reputational or other harm to the Company, or intentionally took any other action materially adverse to the best interests of the Company.

▪
The Stock Incentive Plan provides that the Compensation and Benefits Committee has full power and authority to determine whether, to what extent and under what circumstances an award will be canceled or suspended in certain circumstances, including if a participant engages in certain activities with a business that is in competition with the Company or willfully engages in conduct which is injurious to the Company.

▪
The Stock Incentive Plan further provides that if an executive officer’s misconduct contributed to the Company having to restate all or a portion of its financial statements, the Board will cancel and recover awards previously

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Corporate Governance

granted to the executive officer if: (i) the amount of the award was calculated based upon the achievement of certain financial results that were subsequently the subject of a restatement, (ii) the executive engaged in intentional misconduct that caused or partially caused the need for the restatement, and (iii) the amount of the award had the financial results been properly reported would have been lower than the amount actually awarded.
▪
The Company’s Corporate Governance Guidelines provides that if the Board learns of any misconduct by an executive officer that contributed to the Company having to restate all or a portion of its financial statements, it will take such action as it deems necessary to remedy the misconduct, prevent its recurrence and, if appropriate, based on all relevant facts and circumstances, take remedial action against the wrongdoer in a manner it deems appropriate, including requiring reimbursement of or cancelling any bonus or incentive compensation in the circumstances outlined in the preceding bullet, dismissal of the executive officer, and authorizing legal action for breach of fiduciary duty or such other action to enforce the executive’s obligations to the Company.

The Company intends to review and update its clawback policy in 2023 to comply with SEC rules and final NYSE listing standards related to clawbacks and to align with best practices.
Code of Conduct and Code of Ethics
The Company’s Code of Conduct applies to the directors, officers and employees of the Company, as well as those of our controlled entities. The Code of Conduct provides that such individuals shall comply with: all laws and regulations that are applicable to the Company’s activities; and all applicable Company policies and procedures. The Company’s Code of Conduct is our roadmap for leading with integrity, guiding how we work with one another, conduct business, build our partnerships, protect our assets and support our communities.
The Company also has a Code of Ethics applicable to the CEO, CFO and other Financial Professionals, including the principal accounting officer. Only the Audit Committee can amend or grant waivers from the provisions of the Company’s Code of Ethics, and any such amendments or waivers will be posted promptly at www.howmet.com. To date, no such amendments have been made or waivers granted.
Our Corporate Governance Documents
The Company’s corporate governance documents are available on our website at www.howmet.com under “Investors—Corporate Governance—Governance and Policies”, including the Company’s Certificate of Incorporation; Bylaws; all Committee Charters; Board Confidentiality Policy; Corporate Governance Guidelines; Director Independence Standards; Anti-Corruption Policy; Code of Conduct; Code of Ethics for the CEO, CFO and Other Financial Professionals; Policy for Hiring Members (or Former Members) of Independent Public Auditors; Human Rights Policy; Insider Trading Policy; and Related Person Transaction Approval Policy.
The Company’s annual ESG Report can be found at www.howmet.com/esg-report.
Copies of these documents are available in print form by writing to Howmet Aerospace Inc., Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com.
Information on our website, including the Company’s ESG Report or sections thereof, is not, and will not be deemed to be, a part of this proxy statement or incorporated into any of our other filings with the SEC.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   37

Stock Ownership Information
Stock Ownership of Certain Beneficial Owners
The following table sets forth certain information about each person or entity known to us to be the beneficial owner of more than five percent of Howmet Aerospace common stock, based on filings made under Section 13(d) and Section 13(g) of the Securities Exchange Act of 1934, as amended.
Name and Address of Beneficial Owner	Title of Class	Amount and Nature of Beneficial Ownership (#)	Percent of Class(1)
The Vanguard Group 100 Vanguard Blvd. Malvern, PA 19355	Common Stock	42,507,281(2)	10.3%
BlackRock, Inc. 55 East 52nd Street New York, NY 10055	Common Stock	41,699,014(3)	10.1%
Elliott Investment Management L.P. 360 S. Rosemary Avenue 18th Floor West Palm Beach, FL 33401	Common Stock	31,211,789(4)	7.6%

(1)
Based on 411,804,221 shares outstanding on March 21, 2023.

(2)
In a Schedule 13G amendment dated February 9, 2023, The Vanguard Group, an investment adviser, reported that, as of December 30, 2022, it had shared power to vote or direct to vote 631,977 shares, sole power to dispose or direct the disposition of 40,899,518 shares, and shared power to dispose or direct the disposition of 1,607,763 shares.

(3)
In a Schedule 13G dated January 5, 2023, BlackRock, Inc., a parent holding company, reported that, as of December 31, 2022, it had sole power to vote or direct to vote 38,535,393 shares, sole power to dispose or direct the disposition of 41,699,013 shares, and no shared voting or dispositive power.

(4)
In a Schedule 13D amendment dated February 23, 2023, Elliott Investment Management L.P. reported that, as of such date, it had shared power to vote and dispose of 31,211,789 shares.

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Stock Ownership Information—Stock Ownership of Directors and Executive Officers

Stock Ownership of Directors and Executive Officers
The following table shows the ownership of Howmet Aerospace common stock (“Common Stock”), deferred share units, and deferred restricted share units, as of March 21, 2023, by each director, each of the named executive officers, and all directors and executive officers (serving as of March 21, 2023) as a group.
Each Howmet Aerospace deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Howmet Aerospace common stock upon settlement. Deferred amounts are paid either in a lump sum or installments, as elected by the director, upon retirement from the Board.
Deferred share units provide holders with the same economic interest as if they own Common Stock. Upon a holder’s separation from the Company, the deferred share units are settled in cash at a value equivalent to the then-prevailing market value of our common stock.
Name of Beneficial Owner	Shares of Common Stock Beneficially Owned(1)	Percentage of Common Stock Beneficially Owned	Deferred Restricted Share Units(2)	Deferred Share Units(3)	Total
Directors
James F. Albaugh	10,000	*	42,233	—	52,233
Amy E. Alving	3,969	*	46,642	—	50,611
Sharon R. Barner	—	*	9,373	—	9,373
Joseph S. Cantie	40	*	31,721	—	31,761
Robert F. Leduc	—	*	27,902	—	27,902
David J. Miller	—	*	46,116	—	46,116
Jody G. Miller	—	*	19,877	—	19,877
Nicole W. Piasecki	—	*	19,877	—	19,877
Ulrich R. Schmidt	5,333	*	46,019	4,231	55,583
Named Executive Officers
John C. Plant(4)	4,462,502(5)	1.08%	34,406	4,457	4,501,365
Kenneth J. Giacobbe	228,117	*	—	—	228,117
Neil E. Marchuk	244,038	*	—	—	244,038
Lola F. Lin	6,620	*	—	—	6,620
Michael N. Chanatry	140,396	*	—	49,874	190,270
All Directors and Executive Officers as a Group (15 individuals)	5,115,835	1.23%	324,166	58,562	5,498,563

*
Less than 1%.

(1)
This column shows beneficial ownership of Common Stock as calculated under SEC rules. Unless otherwise noted, each director and named executive officer has sole voting and investment power over the shares of Common Stock reported. None of the shares are subject to pledge. This column includes shares held of record, shares held by a bank, broker or nominee for the person’s account, shares held through family trust arrangements, and for executive officers, share equivalent units held in the Howmet Aerospace Retirement Savings Plan which confer voting rights through the plan trustee with respect to shares of Howmet Aerospace common stock.

This column also includes shares of Common Stock that may be acquired (i) upon the vesting of restricted stock units (“RSUs”) and earned performance-based restricted stock units (“PRSUs”), which RSUs and PRSUs have vesting dates that are within 60 days after March 21, 2023; and (ii) under employee stock options that are exercisable as of March 21, 2023 or will become exercisable within 60 days after March 21, 2023, as follows:
▪
Mr. Plant: 2,594,999 RSUs and PRSUs

▪
Mr. Giacobbe: 166,776 RSUs and PRSUs

▪
Mr. Marchuk: 196,557 RSUs and PRSUs

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   39

Stock Ownership Information—Section 16(A) Beneficial Ownership Reporting Compliance

▪
Mr. Chanatry: 90,767 RSUs, PRSUs and stock options

▪
All directors and executive officers as a group: 3,050,784 RSUs, PRSUs and stock options

For purposes of computing the percentage of outstanding shares of Common Stock held by each person or group of persons named above, any shares that such person or persons has the right to acquire within 60 days are deemed to be outstanding for the purpose of computing the percentage of outstanding Common Stock owned by such person or persons but are not deemed to be outstanding for the purpose of computing the percentage ownership of any other person.
(2)
This column lists deferred restricted share units issued to directors under the 2013 Howmet Aerospace Stock Incentive Plan, as Amended and Restated. Each deferred restricted share unit is an undertaking by the Company to issue to the recipient one share of Howmet Aerospace common stock upon settlement. The annual deferred restricted share units to directors vest on the first anniversary of the grant date, or, if earlier, the date of the next subsequent annual meeting of shareholders following the grant date, subject to continued service through the vesting date (however, accelerated vesting provisions apply for certain termination scenarios, such as death and change in control, and pro-rata vesting provisions apply in the event of a director’s termination of service for any other reason). Deferred restricted share units granted in lieu of cash compensation pursuant to a director’s deferral election are fully vested at grant. Deferred restricted share units are paid/settled either in a lump sum or installments, as elected by the director, upon retirement from the Board.

(3)
This column lists (i) for executive officers, deferred share equivalent units held under the Howmet Aerospace Deferred Compensation Plan, and (ii) for directors, deferred share equivalent units held under the Amended and Restated Deferred Fee Plan for Directors. Each deferred share equivalent unit tracks the economic performance of one share of Howmet Aerospace common stock and is fully vested upon grant, but does not have voting rights.

(4)
Mr. Plant also serves as a director of the Company.

(5)
Includes 1,587,730 shares that are held in trusts of which Mr. Plant is the trustee and beneficiary or annuitant.

Section 16(A) Beneficial Ownership Reporting Compliance
Section 16(a) of the Securities Exchange Act of 1934, as amended, requires the Company’s directors and executive officers, and persons who beneficially own more than ten percent of a registered class of the Company’s equity securities, to file initial reports of ownership and reports of changes in ownership of the Company’s common stock and other equity securities with the SEC within specified periods. Due to the complexity of the reporting rules, the Company undertakes to file such reports on behalf of its directors and executive officers and has instituted procedures to assist them with these obligations.
Delinquent Section 16(a) Reports

Based solely on a review of filings with the SEC and written representations from the Company’s directors and executive officers, the Company believes that all such reports that were required to be filed under Section 16(a) during 2022 for all of its directors and executive officers were timely filed other than a Form 4 filing for Michael N. Chanatry relating to acquiring phantom stock units under the Howmet Aerospace Deferred Compensation Plan, which was filed one day late due to an inadvertent administrative error.

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Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm
Under its written charter, the Audit Committee of the Board of Directors has sole authority and is directly responsible for the appointment, retention, compensation, oversight, evaluation and termination of the independent registered public accounting firm retained to audit the Company’s financial statements.
The Audit Committee annually evaluates the qualifications, performance and independence of the Company’s independent auditors. Based on its evaluation, the Audit Committee has appointed PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023. PricewaterhouseCoopers LLP or its predecessor firms have served continuously as the Company’s independent auditors since 1950. The Audit Committee and the Board believe that the continued retention of PricewaterhouseCoopers LLP to serve as the Company’s independent registered public accounting firm is in the best interests of the Company and its shareholders.
The Audit Committee is responsible for the approval of the engagement fees and terms associated with the retention of PricewaterhouseCoopers LLP. In addition to assuring the regular rotation of the lead audit partner as required by law, the Audit Committee is involved in the selection and evaluation of the lead audit partner and considers whether, in order to assure continuing auditor independence, there should be a regular rotation of the independent registered public accounting firm.
Although the Company’s Bylaws do not require that we seek shareholder ratification of the appointment of PricewaterhouseCoopers LLP as our independent registered public accounting firm, we are doing so as a matter of good corporate governance. If the shareholders do not ratify the appointment, the Audit Committee will reconsider whether or not to retain PricewaterhouseCoopers LLP. Even if the selection is ratified, the Audit Committee may in its discretion select a different registered public accounting firm at any time during the year if it determines that such a change would be in the best interests of the Company and our shareholders.
Representatives of PricewaterhouseCoopers LLP are expected to be present on the live webcast of the Annual Meeting, will have the opportunity to make a statement if they desire to do so, and will be available to respond to appropriate questions by shareholders.
The Board of Directors unanimously recommends a vote FOR Item 2, to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   41

Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm—Report of The Audit Committee

Report of The Audit Committee
In accordance with its written charter, the Audit Committee of the Board of Directors is responsible for assisting the Board to fulfill its oversight of:
▪
the integrity of the Company’s financial statements and internal controls;

▪
the Company’s compliance with legal and regulatory requirements;

▪
the independent auditors’ qualifications and independence; and

▪
the performance of the Company’s internal audit function and independent auditors.

It is the responsibility of the Company’s management to prepare the Company’s financial statements and to develop and maintain adequate systems of internal accounting and financial controls. The Company’s internal auditors are responsible for conducting internal audits intended to evaluate the adequacy and effectiveness of the Company’s financial and operating internal control systems.
PricewaterhouseCoopers LLP, the Company’s independent registered public accounting firm for 2022 (the “independent auditors”), is responsible for performing independent audits of the Company’s consolidated financial statements and internal control over financial reporting and issuing an opinion on the conformity of those audited financial statements with accounting principles generally accepted in the United States of America (GAAP) and on the effectiveness of the Company’s internal control over financial reporting. The independent auditors also review the Company’s interim financial statements in accordance with applicable auditing standards.
In evaluating the independence of PricewaterhouseCoopers LLP, the Audit Committee has:
(i)
received the written disclosures and the letter from PricewaterhouseCoopers LLP required by applicable requirements of the Public Company Accounting Oversight Board (PCAOB) regarding the audit firm’s communications with the Audit Committee concerning independence;

(ii)
discussed with PricewaterhouseCoopers LLP the firm’s independence from the Company and management; and

(iii)
considered whether PricewaterhouseCoopers LLP’s provision of non-audit services to the Company is compatible with the auditor’s independence. In addition, the Audit Committee has assured that the lead audit partner is rotated at least every five years in accordance with Securities and Exchange Commission (SEC) and PCAOB requirements, and considered whether there should be a regular rotation of the audit firm itself in order to assure the continuing independence of the outside auditors. The Audit Committee has concluded that PricewaterhouseCoopers LLP is independent from the Company and its management.

The Audit Committee has reviewed with the independent auditors and the Company’s internal auditors the overall scope and specific plans for their respective audits, and the Audit Committee regularly monitored the progress of both in assessing the Company’s compliance with internal and disclosure controls over financial reporting, including their findings, required resources and progress to date.
At every regular meeting, the Audit Committee meets separately, and without management present, with the independent auditors and the Company’s chief internal audit executive to review the results of their examinations, their evaluations of the Company’s internal controls, and the overall quality of the Company’s accounting and financial reporting. The Audit Committee also meets separately at its regular meetings with the Chief Financial Officer and the Chief Legal and Compliance Officer.
The Audit Committee has met and discussed with management and the independent auditors the fair and complete presentation of the Company’s financial statements. The Audit Committee has also discussed and reviewed with the independent auditors all communications required by applicable requirements of the PCAOB and the SEC. The Audit Committee has discussed significant accounting policies applied in the financial statements, as well as alternative treatments. Management has represented that the consolidated financial statements have been prepared in accordance with GAAP, and the Audit Committee has reviewed and discussed the audited consolidated financial statements with both management and the independent auditors.

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Item 2—Ratification of Appointment of Independent Registered Public Accounting Firm—Audit and Non-Audit Fees

Relying on the foregoing reviews and discussions, the Audit Committee recommended to the Board of Directors, and the Board approved, inclusion of the audited consolidated financial statements in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022, for filing with the SEC. In addition, the Audit Committee has approved, subject to shareholder ratification, the selection of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023.
THE AUDIT COMMITTEE

ULRICH R. SCHMIDT, Chair	JAMES F. ALBAUGH	JOSEPH S. CANTIE
March 30, 2023
Audit and Non-Audit Fees
The following table shows fees incurred for professional services rendered by PricewaterhouseCoopers LLP (PwC) for the past two fiscal years ended December 31 (in millions):
	Fiscal Year
Fees for Services Provided	2022	2021
Audit fees(1)	$6.9	$6.6
Audit-related fees(2)	$0.1	$0.1
Tax fees(3)	$0.1	$0.0
All other fees(4)	$0.0	$0.0
Total	$7.1	$6.7
(1)
Audit fees are comprised of the base audit fee (including statutory audit fees), effects of foreign currency exchange rates on the base audit fee, and scope adjustments to the base audit requirements.

(2)
Audit-related fees include agreed-upon or expanded audit procedures for accounting or regulatory requirements.

(3)
Tax fees include U.S. federal, state and local tax support, international tax support, and review and preparation of tax returns.

(4)
All other fees include subscriptions for online resources available from PwC.

The Audit Committee has adopted policies and procedures for pre-approval of audit, audit-related, tax and other services, and for pre-approval of fee levels for such services.

See “Attachment A—Pre-Approval Policies and Procedures for Audit and Non-Audit Services” on page A-1. All services set forth in the table above were approved by the Audit Committee before being rendered.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   43

Item 3—Advisory Approval of Executive Compensation
As required pursuant to Section 14A of the Securities Exchange Act of 1934, the Board of Directors is asking you to approve, on an advisory basis, the Company’s executive compensation programs and policies and the resulting 2022 compensation of the individuals listed in the “2022 Summary Compensation Table” (our “named executive officers” or “NEOs”), as described in this proxy statement.
Because the vote is advisory, the result will not be binding on the Compensation and Benefits Committee and it will not affect, limit or augment any existing compensation or awards. The Compensation and Benefits Committee will, however, take into account the outcome of the vote when considering future compensation arrangements.
We believe you should read the Compensation Discussion and Analysis and the compensation tables in determining whether to approve this proposal.
The Board of Directors recommends approval of the following resolution:
RESOLVED, that the compensation paid to the Company’s named executive officers, as disclosed pursuant to Item 402 of Regulation S-K, including the Compensation Discussion and Analysis, the executive compensation tables and the related narrative discussion, is hereby APPROVED.
The Board of Directors recommends a vote FOR Item 3, to approve, on an advisory basis, the compensation of the Company’s named executive officers, as stated in the above resolution.
COMPENSATION COMMITTEE REPORT
The Compensation and Benefits Committee has:
1.
reviewed and discussed with management the Compensation Discussion and Analysis included in this proxy statement; and

2.
based on the review and discussions referred to in paragraph (1) above, the Committee recommended to the Board of Directors that the Compensation Discussion and Analysis be included in the Company’s proxy statement relating to the 2023 Annual Meeting of Shareholders.

THE COMPENSATION AND BENEFITS COMMITTEE

ROBERT F. LEDUC, Chair	JOSEPH S. CANTIE	NICOLE W. PIASECKI
March 30, 2022

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Executive Compensation
Compensation Discussion and Analysis
This Compensation Discussion and Analysis (CD&A) includes the compensation and benefits of our named executive officers (NEOs) with respect to fiscal year 2022 and the related decisions made by the Compensation and Benefits Committee (the “Compensation Committee”). For 2022, our NEOs are:
Name	Position
John C. Plant	Executive Chairman and Chief Executive Officer
Kenneth J. Giacobbe	Executive Vice President and Chief Financial Officer
Neil E. Marchuk	Executive Vice President and Chief Human Resources Officer
Lola F. Lin	Executive Vice President, Chief Legal and Compliance Officer and Secretary
Michael N. Chanatry	Executive Vice President and Chief Commercial Officer
In this CD&A, we will highlight:
1.
The Company’s 2022 performance

2.
Shareholder feedback received in 2022 and actions taken in response

3.
The Company’s compensation philosophy and design

4.
2022 incentive plan results and an update on Mr. Plant’s performance restricted share units

5.
Individual compensation decisions for the other NEOs

CD&A CONTENTS
46	SUMMARY OF KEY 2022 INPUTS AND DECISIONS
46	Our Business and 2022 Company Performance
47	Shareholder Feedback
49	COMPENSATION PHILOSOPHY AND DESIGN
50	Key Compensation Practices
51	Executive Compensation Design Relies on a Diversified Mix of Pay Elements and Targets the Market Median

55	2022 ANNUAL CASH INCENTIVE COMPENSATION PLAN DESIGN, TARGETS AND RESULTS
56	2022 LONG-TERM INCENTIVES
58	2022 INDIVIDUAL COMPENSATION ARRANGEMENTS AND PERFORMANCE-BASED PAY DECISIONS
58	Chief Executive Officer—John C. Plant
58	Other Named Executive Officers

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Executive Compensation—Compensation Discussion and Analysis

Summary of Key 2022 Inputs and Decisions

Our Business and 2022 Company Performance

Howmet Aerospace is a leading global provider of advanced engineered solutions for the aerospace and transportation industries. The Company’s primary businesses focus on jet engine components, aerospace fastening systems, and airframe structural components necessary for mission-critical performance and efficiency in aerospace and defense applications, as well as forged aluminum wheels for commercial transportation.
The Company has four reportable segments, which are organized by product on a worldwide basis:
▪
Engine Products;

▪
Fastening Systems;

▪
Engineered Structures; and

▪
Forged Wheels.

We refer to these segments in this CD&A as our “business groups.”
Howmet Aerospace delivered a solid finish to 2022. The team drove strong revenue growth and improved profitability in 2022 against a choppy backcloth with uneven aircraft and engine build rate increases and inflationary pressures. Cash generation in full year 2022 was strong, supporting $400 million in common stock repurchases, $44 million in dividends paid, and $69 million in debt repurchases.
FULL YEAR 2022 HIGHLIGHTS
$5.7B	Revenue +14% year over year (“YoY”)
$469M	Net Income $1.11 per share vs. $0.59 in 2021
$593M	Net Income excluding special items $1.40 per share vs. $1.01 in 2021
$1.3B	Adjusted EBITDA excluding special items +12% YoY
$540M	Adjusted Free Cash Flow +4% YoY

TOTAL REVENUE	GLOBAL PROFILE
$5.7 Billion	21,400	58	23
FISCAL YEAR 2022	EMPLOYEES	LOCATIONS	COUNTRIES
REVENUE BY MARKET
46%	16%	23%	15%
COMMERCIAL AEROSPACE	DEFENSE AEROSPACE	COMMERCIAL TRANSPORTATION	INDUSTRIAL AND OTHER
The Company enhanced profitability during the year through
disciplined operational and commercial performance

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Executive Compensation—Compensation Discussion and Analysis

FULL YEAR 2022 HIGHLIGHTS
▪
Revenue of $5.7 billion, up 14% year over year, driven by Commercial Aerospace, up 28% year over year

▪
Net income of $469 million, or $1.11 per share, versus $258 million, or $0.59 per share, in the full year 2021

▪
Net income excluding special items of $593 million, or $1.40 per share, versus $442 million, or $1.01 per share, in the full year 2021

▪
Adjusted EBITDA excluding special items of $1.3 billion, up 12% year over year

▪
Generated $733 million cash from operations versus $449 million in the full year 2021; $540 million of adjusted free cash flow versus $517 million in the full year 2021; $526 million of cash used for financing activities versus $1.4 billion in the full year 2021; and $135 million of cash used for investing activities versus $107 million of cash provided from investing activities in the full year 2021

Full year 2022 revenues were $5.7 billion, up 14% year over year, primarily driven by growth in the commercial aerospace market of 28%. Net income of $469 million, or $1.11 per share, in the full year 2022 was up versus net income of $258 million, or $0.59 per share, in the full year 2021. Net income excluding special items was $593 million, or $1.40 per share, in the full year 2022, versus $442 million, or $1.01 per share, in the full year 2021. Operating income margin was up approximately 120 basis points year over year at 16.2% in the full year 2022. Operating income margin in 2021 and 2020 was 15.0% and 11.9%, respectively. Income from continuing operations was $211 million, or $0.48 per share, in the full year 2020.
Full year 2022 Adjusted EBITDA excluding special items was $1.3 billion, up 12% year over year. The year-over-year increase was driven by volume growth in the commercial aerospace market. Adjusted EBITDA margin excluding special items was down approximately 30 basis points year over year at 22.5% while passing through approximately $225 million of additional material costs year over year. Excluding material cost pass through, adjusted EBITDA margin excluding special items was 23.5%.

See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP (accounting principles generally accepted in the United States of America) measures and management’s rationale for the non-GAAP financial measures used in this CD&A.

Shareholder Feedback
The Company solicits feedback from shareholders on a regular basis throughout the year. Shareholder engagement offers us an opportunity to obtain shareholders’ comments and insights, including those related to their policies and views on executive compensation, corporate governance, and environmental and social matters. Our engagement program is designed to address shareholder questions and concerns, provide perspective on Company policies and practices, seek shareholder input and incorporate feedback, as appropriate. The regular dialogue with our shareholders has informed our Board meeting agendas and contributes to governance and disclosure enhancements that help us address the issues our shareholders tell us matters most to them. For a detailed description of the Company’s year-round outreach, see the “Corporate Governance—Shareholder Engagement” section.
In 2022, we received approximately 52.4% support for our annual executive compensation proposal. The Compensation Committee and the entire Board take the outcome of this vote seriously and have been highly focused on understanding and responding to our shareholders’ feedback reflected in this vote. Through the Company’s spring 2022 and fall 2022 engagement, the Company sought to elicit and consider a range of shareholder perspectives related to its executive compensation program.
In both the spring and fall of 2022, we reached out to 48 of our top 50 shareholders representing approximately two-thirds of our outstanding shares. The 2 exclusions were Elliott Management (who has a representative on the Board) and Mr. Plant.

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Executive Compensation—Compensation Discussion and Analysis

Outreach	Shareholders Contacted	Accepted	Indicated Not Necessary	Not Responding
Spring 2022
# Shareholders	48	13	12	23
% of Shares Outstanding	68%	41%	13%	14%
Fall 2022
# Shareholders	48	11	12	25
% of Shares Outstanding	67%	21%	28%	18%
Company participants in each of the spring and fall discussions included Neil E. Marchuk—Executive Vice President (EVP) and Chief Human Resources Officer, Lola F. Lin—EVP, Chief Legal and Compliance Officer and Secretary, and other members of management representing relevant functions, including compensation and benefits, environmental, health and safety, corporate governance, and investor relations. In addition, for the spring engagement, at least one member of the Compensation Committee participated in all the calls.
Shareholder feedback on executive compensation was consistent across both the spring and fall shareholder outreach. We received positive feedback on:
▪
The transparency and detail of disclosure in our proxy

▪
The design of our non-CEO compensation program, including the metrics used in the short and long-term incentive plans and the mix of pay

However, as reflected in our low say-on-pay vote support in 2022, there are a few key areas of shareholder concern. In each of these areas, the Compensation Committee has made changes to address these concerns.
Topic	Shareholder Concern and Company Response
CEO Pay Design
Shareholder Concern: Shareholders in 2022 expressed concerns about the design and size of Mr. Plant’s previous compensation package. In particular, shareholders indicated they would like to see a more “traditional” compensation package with base salary, annual cash incentive, and annual equity awards with a substantial performance-based component.
Company Response: Mr. Plant’s prior compensation design was a base salary, no annual cash incentive, and a large equity award meant to cover multiple years that could only be earned based on stock price performance. As a result, Mr. Plant was not eligible for an annual cash incentive in 2022 and he did not receive any equity awards. The Compensation Committee also does not plan to grant him any equity awards in 2023. In his December 2022 letter agreement with the Company, Mr. Plant agreed to transition to a compensation package in alignment with how we compensate other NEOs:
▪
Base salary

▪
Annual cash incentive (beginning with the 2023 performance year)

▪
Annual equity awards, with 60% granted as performance-based restricted stock units (beginning with the 2024 annual equity grants)

CEO Severance Benefits
Shareholder Concern: Some shareholders expressed concerns about the size of Mr. Plant’s potential severance benefit in the event of a change-in-control (“CIC”).
Company Response: Mr. Plant’s December 2022 letter agreement removes both the CIC and the non-CIC cash severance provisions of his prior letter agreements, effective January 1, 2023. Instead, Mr. Plant will participate in the Company’s existing Change in Control Severance Plan and Executive Severance Plan as a Tier I executive. Both plans provide severance benefits at approximately the median of the market.

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Executive Compensation—Compensation Discussion and Analysis

Topic	Shareholder Concern and Company Response
Performance Period Used for Long-Term Incentive Plan
Shareholder Concern: For the 2020, 2021, and 2022 performance-based restricted stock awards (“PRSUs”), the Company used internal financial metrics measured over three 1-year periods and relative Total Shareholder Return (“TSR”) multiplier measured over a 3-year period. While investors understood the difficulty of setting targets over the last 3 years due to external circumstance, some investors indicated they would like to see the Company get back to setting 3-year targets for its internal financial metrics.
Company Response: For the 2023 PRSU awards, the Company has moved to a 3-year performance period for its internal financial metrics and changed relative TSR from a multiplier to a stand-alone metric. The metrics are as follows:
▪
2023-2025 Cumulative Increase in Adjusted EBITDA excluding special items—1/3 weight

▪
2023-2025 Total Adjusted Earnings per Share excluding special items—1/3 weight

▪ 2023-2025 TSR relative to the Company’s Aerospace and Defense peers (the “PRSU Peer Group”)—1/3 weight (See “Attachment B” for a list of companies in the PRSU Peer Group)
Compensation Philosophy and Design

The Company’s executive compensation philosophy to provide pay for performance and shareholder alignment underlies our compensation structure, which is designed based on four guiding principles:

1.
Make equity long-term incentive (LTI) compensation the most significant portion of total compensation for senior executives and managers, increasing alignment between our executive’s incentives and shareholder value.

2.
Choose annual incentive compensation (IC) metrics that focus management’s actions on achieving the greatest positive impact on the Company’s financial performance and that include a means to assess and motivate performance relative to peers.

3. Set annual IC targets that challenge management to achieve continuous improvement in performance and deliver long-term growth.
4.
Target the market median for our executive compensation packages, while providing the opportunity to earn above-market pay for strong performance, and also allowing for the flexibility to provide additional compensation for retention purposes as it relates to special circumstances or unique leadership talent and the need to ensure continued Company success.

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Executive Compensation—Compensation Discussion and Analysis

Key Compensation Practices
We are committed to executive compensation practices that drive performance, mitigate risk and align the interests of our leadership team with the interests of our shareholders. Below is a summary of our best practices in 2022.
What We Do	What We Don’t Do

PAY FOR PERFORMANCE

We link compensation to measured performance in key areas. The Company’s strategic priorities are reflected in its metrics at the corporate, business group and individual levels.
ROBUST STOCK OWNERSHIP GUIDELINES

Officers and directors are subject to stock ownership guidelines to align their interests with shareholder interests.
DOUBLE-TRIGGER CHANGE-IN-CONTROL PROVISIONS

Equity awards for NEOs generally require a “double-trigger” of both a change-in-control and termination of employment for vesting acceleration benefits to apply.
ACTIVE ENGAGEMENT WITH SHAREHOLDERS

We engage with shareholders throughout the year to obtain insights that guide our executive compensation programs.
INDEPENDENT COMPENSATION CONSULTANT

The Compensation Committee retains a compensation consultant, who is independent and without conflicts of interest with the Company.
CONSERVATIVE RISK PROFILE

We generally apply varied performance measures in incentive programs to mitigate risk that executives will be motivated to pursue results with respect to any one performance measure to the detriment of Howmet Aerospace as a whole.
CLAWBACK POLICY

Both our annual cash incentive compensation plan and our stock incentive plan contain “clawback” provisions providing for reimbursement of incentive compensation from NEOs in certain circumstances. (Note: The Company intends to review and update its clawback policy in 2023 to comply with SEC rules and final NYSE listing standards related to clawbacks and to align with best practices.)

NO GUARANTEED BONUSES

Our annual incentive compensation plan is performance-based and does not include any minimum payment levels.
NO PARACHUTE TAX GROSS-UPS

Our Change in Control Severance Plan provides that no excise or other tax gross-ups will be paid.
NO SHORT SALES, DERIVATIVE TRANSACTIONS OR HEDGING

We do not allow short sales or derivative or speculative transactions in, or hedging of, Company securities by our directors, officers or employees. Directors and certain officers are also prohibited from pledging Company securities as collateral.
NO DIVIDENDS ON UNVESTED EQUITY AWARDS

We do not pay dividends on unvested equity awards but accrue dividend equivalents that only vest when and if the award vests.
NO SHARE RECYCLING OR OPTION REPRICING

Our equity plans prohibit share recycling, the adding back of shares tendered in payment of the exercise price of a stock option award or withheld to pay taxes and repricing underwater stock options.
NO SIGNIFICANT PERQUISITES

We do not provide any significant perquisites to our NEOs.

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Executive Compensation—Compensation Discussion and Analysis

Executive Compensation Design Relies on a Diversified Mix of Pay Elements and Targets the Market Median
The compensation design for our NEOs, other than Mr. Plant, consists of the following elements:
		Compensation Element	Guiding Principle	Design/Structure
◀ FIXED ▶	Short- Term	BASE SALARY	▪ Target the market median	▪ Target the market median
◀ VARIABLE ▶		ANNUAL INCENTIVE COMPENSATON
▪
Choose annual IC weighted metrics that focus management’s actions on achieving the greatest positive impact on the Company’s financial performance

▪
Set annual IC targets that challenge management to achieve continuous improvement in performance as part of an overall strategy to deliver long-term growth

▪
Take into account individual performance that may include non-financial goals contributing to the success of the Company

▪
NEO annual incentives are paid in cash and determined through a two-step performance measurement process:

1.
Performance against financial goals is used to determine the payout level and fund the incentive pool

2.
Individual NEO performance is assessed, and an individual multiplier is applied to the funded payout results, thus allocating the incentive pool across the eligible population

	Long- Term	LONG-TERM INCENTIVE COMPENSATION
▪
Make LTI equity the most significant portion of total compensation for senior executives and managers

▪
Set equity target grant levels in line with industry peers that are competitive to attract, retain and motivate executives and factor in individual performance and future potential for long-term retention

▪
NEO long-term incentives are granted as 40% time-vested restricted share units (RSUs) and 60% performance restricted share units (PRSUs)

▪
Financial metrics used are aligned with driving long-term stock price performance and are typically measured over three years, except as discussed below

▪
A relative TSR multiplier, or a standalone TSR metric starting in 2023, is used to further reinforce shareholder alignment

COMPENSATION LEVELS
Base salaries and target incentive compensation levels are designed to attract, motivate, reward and retain executive talent, as well as to align pay with performance. At the beginning of each fiscal year, the Compensation Committee determines each continuing NEO’s targeted compensation (salary, target annual incentive compensation, and target long-term incentive compensation), taking into consideration alignment to market data of industry peers. The Compensation Committee generally sets target total direct compensation at median of market to provide competitive pay, unless a particular executive merits a different market position, such as due to experience or a unique set of skills like our CEO.

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Executive Compensation—Compensation Discussion and Analysis

2022 MARKET COMPARATOR GROUPS
To help guide compensation decisions, the Company uses two market comparator groups. The data from each of these comparator groups described below is considered in establishing compensation programs, policies, pay levels and targets, and to ensure that the Company provides appropriate compensation to attract, retain and motivate employees.
1.
PROXY PEER GROUP: A peer group of 18 companies from which we collect proxy data, which helps inform and determine compensation levels and target setting for the CEO, CFO and other named executive officers for whom data is available. This peer group is also used to help determine appropriate short and long-term incentive metrics. The Compensation Committee reviewed the Proxy Peer Group in 2022 and decided not to make any changes to the peer companies. The review considered industry, and key financial metrics including:

▪
revenue;

▪
market capitalization;

▪
EBITDA;

▪
EBITDA margin; and

▪
total assets.

See “Attachment B—Howmet Aerospace Inc. Peer Group Companies.”
2.
WILLIS TOWERS WATSON CUSTOM SURVEY COMPARATOR GROUP: We also use a comparator group of companies heavily weighted towards industrials with revenues between $3 billion and $15 billion. These companies participated in the Willis Towers Watson Executive Compensation Survey. This comparator group is used as a supplement to proxy data and to benchmark roles for which proxy data is not available.

USE OF INDEPENDENT COMPENSATION CONSULTANT
The Compensation Committee has authority under its charter to retain its own advisors, including compensation consultants. In 2022, the Compensation Committee directly retained Compensation Advisory Partners LLC (“CAP LLC”), which is independent and without conflicts of interest with the Company. See “Corporate Governance—Compensation Consultants”. CAP LLC provided market perspective, as requested by the Compensation Committee, on the form of Mr. Plant’s compensation arrangement, the form of certain executive compensation components, including, among other things, executive compensation best practices, insights concerning Securities and Exchange Commission (SEC) and say-on-pay policies, analysis and review of the Company’s compensation plans for executives, and the composition of the Proxy Peer Group (as discussed above). CAP LLC also provided advice on the CD&A in this proxy statement. We use comparative compensation data from the proxy statements of the peer group companies and survey data from Willis Towers Watson to help evaluate whether our compensation programs are competitive with the market. The latter is not customized based on parameters developed by Willis Towers Watson. Willis Towers Watson does not provide any advice or recommendations to the Compensation Committee on the amount or form of executive or director compensation.
USE OF TALLY SHEETS
In making annual compensation decisions, the Compensation Committee also reviews tally sheets that summarize various elements of historic and current compensation for each NEO. This information includes compensation opportunity, actual compensation realized, and wealth accumulation. We have found that the tally sheets help us synthesize the various components of our compensation programs in making decisions.

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Executive Compensation—Compensation Discussion and Analysis

CONSERVATIVE COMPENSATION RISK PROFILE
We evaluate the risk profile of our compensation programs when establishing policies and approving plan design. These evaluations have noted numerous factors that effectively manage or mitigate compensation risk, including the following:
▪
A balance of corporate and business group weighting in incentive compensation programs;

▪
A balanced mix between short-term and long-term incentives;

▪
Caps on incentives;

▪
Use of multiple performance measures in the annual cash incentive compensation plan;

▪
Discretion retained by the Compensation Committee to adjust awards;

▪
Stock ownership guidelines requiring holding substantial equity in the Company until retirement;

▪
Clawback policies applicable to all forms of incentive compensation; and

▪
Anti-hedging provisions in the Company’s Insider Trading Policy.

In addition,
(i)
no business group has a compensation structure significantly different from that of the other groups or that deviates significantly from the Company’s overall risk and reward structure;

(ii)
the Company has a conservative leverage policy; and

(iii)
compensation incentives are not based on the results of speculative trading.

As a result of these evaluations, we have determined that it is not reasonably likely that risks arising from our compensation and benefit plans would have a material adverse effect on the Company.
CLAWBACK POLICY
In addition to containing clawback provisions that stipulate that awards are subject to any recoupment requirement imposed under applicable laws, rules, regulations or stock exchange listing standards, both the Company’s Annual Cash Incentive Plan and Stock Incentive Plan provide the Compensation Committee broad discretion of clawing back compensation in the event of a financial misstatement or an employee’s willful engagement in conduct which might have material reputational or other harm to the Company. See “Corporate Governance—Recovery of Incentive Compensation.”
The Company intends to review and update its clawback policy in 2023 to comply with SEC rules and final NYSE listing standards related to clawbacks and to align with best practices.
COMPLIANCE WITH STOCK OWNERSHIP GUIDELINES
Our stock ownership requirements further align the interests of management with those of our shareholders by requiring executives to hold substantial equity in the Company until retirement. Our stock ownership guidelines require that Mr. Plant retain equity equal in value to six times his base salary; Mr. Giacobbe, Mr. Marchuk and Ms. Lin each retain equity equal in value to three times base salary; and Mr. Chanatry retain equity equal in value to one and a half times his base salary. Unlike many of our peers, we do not count any unvested or unexercised options, restricted share units, performance-based restricted share units or stock appreciation rights towards compliance. Our guidelines reinforce management’s focus on long-term shareholder value and commitment to the Company. Until the stock ownership requirements are met, each executive is required to retain until retirement 50% of shares acquired upon vesting of restricted share units (including performance-based restricted shares units) or upon exercise of stock options, after deducting shares used to pay for the option exercise price and taxes.
Messrs. Plant, Giacobbe, Marchuk, and Chanatry have met the stock ownership requirements. Ms. Lin, who was hired in 2021, has not yet met the guidelines but will continue to retain a minimum of 50% of all shares acquired upon vesting of Company equity awards until she meets the guidelines.

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Executive Compensation—Compensation Discussion and Analysis

NO SHORT SALES, DERIVATIVE OR SPECULATIVE TRANSACTIONS, HEDGING, OR PLEDGING OF COMPANY SECURITIES
Short sales of Company securities (a sale of securities which are not then owned) and derivative or speculative transactions in Company securities by our directors, officers and employees are prohibited. No director, officer or employee or any designee of such director, officer or employee is permitted to purchase or use financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds) that are designed to hedge or offset any decrease in the market value of Company securities. Directors and officers subject to Section 16 of the Securities Exchange Act of 1934 are prohibited from holding Company securities in margin accounts, pledging Company securities as collateral, or maintaining an automatic rebalance feature in savings plans, deferred compensation plans or deferred fee plans.
TAX DEDUCTIBILITY AND OUR INCENTIVE COMPENSATION PLANS
Under Section 162(m) of the Internal Revenue Code, only the first $1 million in annual compensation paid to our named executive officers generally is deductible for federal income tax purposes. While the Compensation Committee considers tax deductibility as one of several relevant factors in determining executive compensation, it retains the flexibility to approve compensation that is not deductible by the Company in order to maintain a compensation program that is consistent with our executive compensation philosophy described above.

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Executive Compensation—Compensation Discussion and Analysis

2022 Annual Cash Incentive Compensation Plan Design, Targets and Results

Each of the NEOs, other than Mr. Plant, was eligible to participate in our corporate annual incentive compensation (IC) plan for 2022. Mr. Plant did not have any short-term annual incentives in 2022.
In setting the annual IC targets for 2022, the Compensation Committee considered the market conditions, the business forecast for the year, and the prior year’s targets and results.
▪
For Adjusted Free Cash Flow, the 2022 target range was set at $575M-$675M. This reflects an increase over the 2021 Adjusted Free Cash Flow result of $545M*.

▪
For Adjusted EBITDA excluding special items, the 2022 target range was set at $1,265M-$1,335M. This is an increase over the 2021 result of $1,135M.

For 2022, the Corporate IC plan payout was at 60%, as 2022 Adjusted Free Cash Flow was slightly below the threshold level and the 2022 Adjusted EBITDA excluding special items was within the target range. Despite the results being within the range of our external guidance for the year and the steady increase in the Company’s stock price, the Compensation Committee felt the result was tough but fair given the stretch internal targets set for the year.
		Payout Level
Measure	Weight	Minimum (payout = 0%)	Target (payout = 100%)	Maximum (payout = 200%)	Result	Weighted Payout
Adjusted Free Cash Flow	40%	$550M	$575M-$675M	$750M	$540M	0%
Adjusted EBITDA excluding special items	40%	$1,200M	$1,265M-$1,335M	$1,435M	$1,276M	40%
Achievement of Strategic Goals	20%				Described Below	20%
					Result:	60%
*
2021 Adjusted Free Cash Flow result excludes $28 million voluntary pension payment made in the fourth quarter of 2021

See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP measures and management’s rationale for the non-GAAP financial measures used in this CD&A.

The Compensation Committee considered a number of positive factors in assessing how to value the achievement of strategic goals in 2022 including:
▪
31.8% improvement in safety incidents rate for days away, restricted and transfer (“DART”) compared to 2021

▪
6.7% improvement in Greenhouse Gas (“GHG”) emission intensity ($ revenue) compared to 2021

▪
Implementation of 40 projects that resulted in a GHG reduction of 18,800 metric tons of emissions

▪
3.8% emission reduction of metallic hazardous air pollutants compared to 2021

▪
6.8% improvement in freshwater withdrawal intensity ($ revenue) compared to 2021

▪
1.5% reduction in hazardous waste generated compared to 2021

For more information on the Company’s ESG approach, please see the “Environmental and Social Responsibility” and the “Corporate Governance” sections.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   55

Executive Compensation—Compensation Discussion and Analysis

2022 Long-Term Incentives

Each of the NEOs, except for Mr. Plant, received a long-term incentive award in 2022, consisting of 40% time-vested RSUs and 60% PRSUs. Performance for the PRSUs for the 2020, 2021, and 2022 grants are measured over three 1-year performance periods, with a relative TSR multiplier measured over a 3-year performance period. Note that beginning with the annual equity awards granted in February 2023, the Compensation Committee approved a change back to a 3-year performance period (vs. three 1-year periods) as markets continue to stabilize.
▪
For the 2020 and 2021 performance years, we used Adjusted EBITDA Margin excluding special items as our sole internal financial metric.

▪
For the 2022 performance year, we added Adjusted Earnings Per Share (EPS) excluding special items as an additional internal financial metric weighted at 40%, with Adjusted EBTIDA Margin excluding special items weighted at 60%.

▪
The relative TSR multiplier is measured over a 3-year period with a multiplier of up to +/-50% for the 2020 awards and up to +/-20% for the 2021 and 2022 awards. Relative TSR is measured against a peer group of 20 Aerospace & Defense companies (the “PRSU Peer Group”). For a list of companies in the PRSU Peer Group, see Attachment B.

The final payout for the 2020, 2021, and 2022 PRSUs is equal to:
(Year 1 Performance Result + Year 2 Performance Result + Year 3 Performance Result)	×	Relative TSR Multiplier
3
In setting the long-term incentive targets for 2022, the Compensation Committee considered the market conditions, the business forecast for the year, and the prior year’s targets and results.
▪
For Adjusted EBITDA Margin excluding special items, the 2022 target was set at 22.8%. This is the same as the 2021 Adjusted EBITDA Margin excluding special items result of 22.8%. The Compensation Committee felt this was a fair target for 2022 given the inflationary environment, which drives down EBITDA Margin as discussed below.

▪
For Adjusted EPS excluding special items, the 2022 target was set at $1.40 per share. This is an increase over the 2021 result of $1.01 per share.

For 2022, the performance result was at 77.5%, as 2022 Adjusted EPS excluding special items was at target, but Adjusted EBITDA Margin excluding special items was between threshold and target. The Company was able to pass through much of the increase in material costs due to inflation on to customers. This allowed us to increase revenues while maintaining profit levels, which was an excellent result for shareholders. However, the material cost pass through depresses EBITDA Margin as the increased revenue is added to the denominator for calculating EBITDA Margin while the EBITDA in the numerator remains constant. Excluding material cost pass through, Adjusted EBITDA Margin excluding special items was 23.5%.

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Executive Compensation—Compensation Discussion and Analysis

The following tables show the targets and performance to date for the PRSUs granted in 2020 and 2021.
FINANCIAL METRIC PERFORMANCE TARGETS (THREE 1-YEAR PERIODS)
2020 Performance		2021 Performance		2022 Performance
2020 Grant Year 1		2020 Grant Year 2 2021 Grant Year 1		2020 Grant Year 3 2021 Grant Year 2 2022 Grant Year 1
Adjusted EBITDA Margin excluding special items	Achievement	Adjusted EBITDA Margin excluding special items	Achievement	Adjusted EBITDA Margin excluding special items	Adjusted EPS excluding special items	Achievement
<18%	0%	<21.7%	0%	22.4%	$1.33	50%
20%	100%	22.3%	100%	22.8%	$1.40	100%
22%	200%	24.8%	200%	24.0%	$1.57	200%
Result: 20.8%	140%	Result 22.8%	120%	Result: 22.5%	Result: $1.40	77.5%

See “Attachment C—Calculation of Financial Measures” for the reconciliations to the most directly comparable GAAP measures and management’s rationale for the non-GAAP financial measures used in this CD&A.

3-YEAR RELATIVE TSR FOR THE 2020 PRSU AWARDS:
At the completion of the performance period, as defined below, Howmet Aerospace’s TSR was the highest in the PRSU Peer Group, which means the TSR Multiplier was 150%.
Percentile Rank vs. PRSU Peer Group	Multiplier	Definition
0-20th	50%
▪
TSR measured over 33 months with:

□
Starting period = average closing price in April 2020 (post-separation)

□
Ending period = average trading price in December 2022

▪
TSR result multiplied by payout for financial metrics capped at 200%

21st-40th	75%
41st-60th	100%
61st-80th	125%
81st-100th	150%
3-YEAR RELATIVE TSR FOR THE 2021 and 2022 PRSU AWARDS:
Through March 24, 2022, Howmet Aerospace’s TSR is ranked 2nd against the PRSU Peer Group for the 2021 award and 4th against the PRSU Peer Group for the 2022 award, both of which would result in a 120% multiplier.
Percentile Rank vs. PRSU Peer Group	Multiplier	Definition
0-20th	80%
▪
TSR measured over 36 months with:

□
Starting period = average closing price in December prior to start of the performance period

□
Ending period = average trading price in December at the end of the performance period

▪
TSR result multiplied by payout for financial metrics capped at 200%

21st-40th	90%
41st-60th	100%
61st-80th	110%
81st-100th	120%
FINAL PAYOUT FOR THE 2020 PRSU AWARDS
Based on the performance as shown above, the final payout for the 2020 PRSU Awards is:
The awards vest on May 7, 2023.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   57

Executive Compensation—Compensation Discussion and Analysis

2022 Individual Compensation Arrangements and Performance-Based Pay Decisions

Chief Executive Officer—John C. Plant
In 2022, there was no change to Mr. Plant’s base salary, he was not eligible for an annual incentive award, and he did not receive any equity awards. In December 2022, Mr. Plant signed a new letter agreement with the Company, which transitions him to a more traditional compensation package consisting of:
▪
Base salary of $1,600,000

▪
Annual incentive of 175% of base salary at target, beginning in 2023

▪
Annual equity awards beginning in 2024, with a target value of $14,100,000, granted as 60% PRSUs and 40% RSUs, which reflects the same mix as other senior executives.

Mr. Plant’s new letter agreement also removed the change-in-control (CIC) and non-CIC cash severance provisions of his previous letter agreements. Instead, Mr. Plant will participate in the Company’s existing Change in Control Severance Plan and Executive Severance Plan as a Tier I executive, effective January 1, 2023. Both plans provide severance benefits at approximately the median of the market. For a description of the severance plans, see page 65.
As part of his 2020 letter agreement, Mr. Plant had the opportunity to earn a total of 2,100,000 PRSUs by achieving 16 stock price hurdles, with a performance end date of March 31, 2023. The first 13 tranches were earned in 2020, 2021 and early 2022 based on hurdles ranging from $17.03 to $36.10. The final three hurdles were earned as follows:
Stock Price Hurdles (Baseline Price of $36.77)	When Earned
+5% = $38.61	December 2022
+10% = $40.45	February 2023
+15% = $42.29	February 2023
Other Named Executive Officers
The Compensation Committee uses its business judgment to determine the appropriate compensation targets and awards for the NEOs, and utilizes several assessment factors that may include:
▪
Market positioning based on peer group data

▪
Individual, Business Group, and Corporate performance

▪
Complexity and importance of the role and responsibilities

▪
Experience and unique skills

▪
Aggressiveness of targets

▪
Contributions that positively impact the Company’s future performance

▪
Unanticipated events impacting business plan goals

▪
Retention of key individuals in a competitive talent market

▪
Leadership and growth potential

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Executive Compensation—Compensation Discussion and Analysis

In 2022, the Compensation Committee made the following annual compensation decisions for the NEOs:
	Salary Increase Effect 3/1/2022	Annual Equity Award (60% PRSUs and 40% RSUs)	Annual Incentive Payout for 2022 Performance
Executive			Annual Target as % of Salary	Plan Result	Individual Multiplier	Payment
Kenneth J. Giacobbe	3.3% to $620,000	$1,600,000	100%	60%	100%	$370,000
Neil E. Marchuk	2.4% to $650,000	$1,700,000	100%	60%	100%	$388,500
Lola F. Lin	2.7% to $565,000	$1,100,000	100%	60%	100%	$337,500
Michael N. Chanatry	2.9% to $530,000	$550,000	70%	60%	120%	$265,860
In addition to the compensation shown in the table above, Mr. Marchuk and Mr. Chanatry received recognition awards as follows:
▪
Mr. Marchuk received a one-time cash payment of $250,000 for assuming the role of Interim President, Fastening Systems from November 2022 through April 1, 2023, while maintaining the responsibilities of his Chief Human Resources role.

▪
Mr. Chanatry received a one-time cash payment of $160,000 for his work in covering both the corporate commercial role and the Engine Products commercial role, and for the success he drove in delivering price increases and inflation recovery.

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Executive Compensation—Compensation Tables

Compensation Tables
2022 Summary Compensation Table

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name and Principal Position	Year	Salary ($)	Bonus ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Non- Qualified Deferred Compensation Earnings ($)	All Other Compensation ($)	Total ($)
John C. Plant Executive Chairman and Chief Executive Officer	2022	1,600,000	0	0	0	0	0	148,249	1,748,249
	2021	1,600,000	0	15,445,000	0	0	0	144,000	17,189,000
	2020	1,600,000	0	37,351,008	0	0	0	140,000	39,091,008
Kenneth J. Giacobbe Executive Vice President and Chief Financial Officer	2022	616,667	0	1,600,028	0	370,000	0	63,404	2,650,099
	2021	585,417	0	5,446,264	0	556,146	0	59,062	6,646,889
	2020	572,500	0	1,400,007	0	515,250	261,707	74,755	2,824,219
Neil E. Marchuk Executive Vice President and Chief Human Resources Officer	2022	647,500	250,000	1,700,054	0	388,500	0	76,010	3,062,064
	2021	625,084	0	5,646,273	0	593,829	0	71,723	6,936,909
	2020	615,000	0	1,650,013	0	553,500	0	59,510	2,878,023
Lola F. Lin Executive Vice President, Chief Legal and Compliance Officer and Secretary	2022	562,500	0	1,100,039	0	337,500	0	43,191	2,043,230
	2021	281,250	200,000	1,400,080	0	267,187	0	160,086	2,308,603
Michael N, Chanatry Vice President and Chief Commercial Officer	2022	527,500	160,000	550,037	0	265,860	0	57,575	1,560,972
	2021	506,251	0	2,043,527	0	336,656	0	54,965	2,941,399
Notes to 2022 Summary Compensation Table:
Column(s)
(a)
Named Executive Officers. The named executive officers include the Chief Executive Officer, the Chief Financial Officer, and the three other most highly compensated executives who were serving as executive officers on December 31, 2022. Under applicable SEC rules, we have excluded 2020 compensation for Mr. Chanatry as he was not a named executive officer in that year. Ms. Lin was hired in 2021. For purposes of determining the most highly compensated executive officers, the amounts shown in column (h) were excluded.

(c)	Salary. This column is equal to the actual base salary amount each of the named executive officers was paid in 2022.
(d)	Bonus. The amount shown for both Mr. Marchuk and Mr. Chanatry in 2022 is a special one-time cash recognition payment as described on page 59.
(e) and (f)
Stock Awards and Option Awards. The value of stock awards in column (e) and stock options in column (f) equals the grant date fair value, which is calculated in accordance with the Financial Accounting Standards Board’s Accounting Standards Codification Topic 718, Compensation—Stock Compensation.
Stock awards are valued at the market price of a share of stock on the date of grant as determined by the closing price of our common stock. For a discussion of the assumptions used to estimate the fair value of stock awards and stock options, please refer to the following sections and pages in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022: “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Stock-Based Compensation” on page 33, and the disclosures on “Stock-Based Compensation” in Note A and Note J to the Consolidated Financial Statements on pages 47 and 69 to 70, respectively.

(g)	Non-Equity Incentive Plan Compensation. Reflects cash payments made under the Annual Cash Incentive Plan for 2022 performance. See the “2022 Annual Cash Incentive Compensation Plan Design, Targets and Results” section on page 55.

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Executive Compensation—Compensation Tables

(h)
Change in Pension Value and Nonqualified Deferred Compensation Earnings. None of the executive officers shown participate in a defined benefit pension plan except for Mr. Giacobbe. The defined benefit pension plan was closed to employees hired after March 1, 2006 and frozen to future benefit accruals as of April 1, 2018. The actual change in the present value of the accumulated benefits for Mr. Giacobbe was -$516,154 but is shown as $0 in the table per SEC rules.
Earnings on deferred compensation are not reflected in this column because the return on earnings is calculated in the same manner and at the same rate as earnings on externally managed investments of salaried employees participating in the tax-qualified 401(k) plan, and dividends on Company stock are paid at the same rate as dividends paid to shareholders.

(i)
All Other Compensation. For Mr. Plant, Mr. Giacobbe, and Mr. Marchuk, the amount includes $970 for their spouses attending two Board dinners. Mr. Plant’s total includes $3,279 for an executive physical paid for by the Company. For all of the executive officers shown, the amount includes Company contributions to the Company’s Retirement Savings Plan and Deferred Compensation Plan as follows:

	Company Matching Contribution		3% Retirement Contribution
Name	Savings Plan ($)	Deferred Compensation Plan ($)	Savings Plan ($)	Deferred Compensation Plan ($)	Total Company Contribution ($)
John C. Plant	18,300	77,700	9,150	38,850	144,000
Kenneth J. Giacobbe	17,950	9,300	9,150	26,034	62,434
Neil E. Marchuk	18,300	19,500	9,150	28,090	75,040
Lola F. Lin	18,300	—	9,150	15,741	43,191
Michael N. Chanatry	18,300	13,350	9,150	16,775	57,575
2022 Grants of Plan-Based Awards

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)	(k)	(l)
		Estimated Future Payouts Under Non-Equity Incentive Plan Awards(1)			Estimated Future Payouts Under Equity Incentive Plan Awards(2)			All Other Stock Awards: Number of Shares of Stock or Units(3) (#)	All Other Option Awards: Number of Securities Underlying Options (#)	Exercise or Base Price of Option Awards ($/sh)	2022 Grant Date Fair Value of Stock and Option Awards ($)
Name	Grant Dates	Threshold ($)	Target ($)	Maximum ($)	Threshold ($)	Target ($)	Maximum ($)
John C. Plant

Kenneth J. Giacobbe		308,333	616,667	1,850,000
	5/5/2022				13,552	27,104	54,208	18,069			1,600,028
Neil E. Marchuk		323,750	647,500	1,942,500
	5/5/2022				14,399	28,798	57,597	19,199			1,700,054
Lola F. Lin		281,250	562,500	1,687,500
	5/5/2022				9,317	18,634	37,268	12.423			1,100,039
Michael N. Chanatry		184,625	369,250	1,107,750
	5/5/2022				4,659	9,317	18,634	6,212			500,037
(1)
For the NEOs other than Mr. Plant, the amounts reported are the potential amounts for annual cash incentive awards for 2022. Actual amounts earned are reflected in the 2022 Summary Compensation Table. For performance below Threshold, the payout would be $0. For more information about annual cash incentive awards made under the Annual Cash Incentive Plan, see “Compensation Discussion and Analysis.” Mr. Plant was not eligible for an annual cash incentive award in 2022.

(2)
Performance-based restricted share units granted in 2022. For performance below Threshold, the payout would be $0. Mr. Plant did not receive any equity awards in 2022.

(3)
Time-vested restricted share units granted in 2022. Mr. Plant did not receive any equity awards in 2022.

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Executive Compensation—Compensation Tables

2022 Outstanding Equity Awards at Fiscal Year-End

(a)	(b)	(c)	(d)	(e)	(f)	(g)	(h)	(i)	(j)
Name	Option Awards					Stock Awards
	Number of Securities Underlying Unexercised Options (Exercisable)(1) (#)	Number of Securities Underlying Unexercised Options (Unexercisable)(1) (#)	Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#)	Option Exercise Price ($)	Option Expiration Date	Number of Shares or Units of Stock That Have Not Vested(2) (#)	Market Value of Shares or Units of Stock That Have Not Vested(3) ($)	Equity Incentive Plan Awards: Number of Unearned Shares, Units or Other Rights That Have Not Vested(4) (#)	Equity Incentive Plan Awards: Market or Payout Value of Unearned Shares, Units or Other Rights That Have Not Vested(3) ($)
John C. Plant(5)
Stock Awards						2,844,999	112,121,411	250,000	9,852,500
Kenneth J. Giacobbe(6)
Stock Awards						210,505	8,296,002	128,258	5,054,648
Time-Vested Options
Neil E. Marchuk(7)
Stock Awards						222,516	8,769,356	146,272	5,764,580
Lola F. Lin(8)
Stock Awards						26,000	1,024,660	38,999	1,536,951
Michael N. Chanatry(9)
Stock Awards						79,508	3,133,410	44,260	1,744,287
Time-Vested Options	31,202	—	—	22.60	4/16/2028
(1)
No new time-vested options were granted in 2019-2022. Options shown have a term of ten years and ordinarily vest ratably over three years (one-third each year), generally subject to continued employment.

(2)
Stock awards in column (g) include time-vested RSU awards and earned PRSU awards, subject generally to continued employment.

(3)
Calculated using the closing price of Howmet Aerospace common stock on December 30, 2022, which was $39.41 per share.

(4)
Stock awards in column (i) include unearned PRSU awards at the target level. The awards will vest subject generally to continued employment and performance.

(5)
Mr. Plant’s stock awards, including earned PRSU awards vest as follows: 2,344,999 shares will vest on March 31, 2023; and 500,000 shares will vest on January 1, 2024. Mr. Plant’s unearned PRSU awards of 250,000 shares, as shown in the table, were earned in February 2023, and will vest on March 31, 2023.

(6)
Mr. Giacobbe’s stock awards vest as follows: 47,178 shares will vest on May 7, 2023; 20,258 shares will vest on May 10, 2024; 125,000 shares will vest on June 28, 2024; and 18,069 shares will vest on May 5, 2025. Mr. Giacobbe’s unearned PRSU awards will vest as follows, if earned: 70,767 will vest on May 7, 2023, 30,387 will vest on May 10, 2024; and 27,104 will vest on May 5, 2025.

(7)
Mr. Marchuk’s stock awards vest as follows: 55,603 shares will vest on May 7, 2023; 22,714 shares will vest on May 10, 2024; 125,000 shares will vest on June 28, 2024; and 19,199 shares will vest on May 5, 2025. Mr. Marchuk’s unearned PRSU awards will vest as follows, if earned: 83,404 will vest on May 7, 2023; 34,070 will vest on May 10, 2024; and 28,798 will vest on May 5, 2025.

(8)
Ms. Lin’s stock awards vest as follows: 13,577 shares will vest on May 10, 2024; and 12,423 shares will vest on May 5, 2025. Ms. Lin’s unearned PRSU awards will vest as follows, if earned: 20,365 will vest on May 10, 2024 and 18,634 will vest on May 5, 2025.

(9)
Mr. Chanatry’s stock awards vest as follows: 16,850 shares will vest on May 7, 2023; 6,446 shares will vest on May 10, 2024; 50,000 shares will vest on June 28, 2024; and 6,212 shares will vest on May, 5, 2025. Mr. Chanatry’s unearned PRSU awards will vest as follows, if earned: 25,274 will vest on May 7, 2023; 9,669 will vest on May 10, 2024; and 9,317 will vest on May 5, 2025.

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Executive Compensation—Compensation Tables

2022 Option Exercises and Stock Vested

(a)	(b)	(c)	(d)	(e)
Name	Option Awards		Stock Awards
	Number of Shares Acquired on Exercise (#)	Value Realized on Exercise ($)	Number of Shares Acquired on Vesting (#)	Value Realized on Vesting ($)
John C. Plant	—	—	495,000	17,790,300
Kenneth J. Giacobbe	79,548	1,053,069	78,961	2,836,279
Neil E. Marchuk	—	—	50,694	1,728,665
Lola F. Lin	—	—	9,257	308,443
Michael N. Chanatry	—	—	32,922	1,182,558
2022 Pension Benefits

Name(1)	Plan Name(s)	Years of Credited Service	Present Value of Accumulated Benefits ($)	Payments During Last Fiscal Year
Kenneth J. Giacobbe	Howmet Aerospace Retirement Plan	13.78	393,599
	Excess Benefits Plan C		539,673
	Total		933,272	N/A
(1)
Messrs. Plant, Marchuk and Chanatry, and Ms. Lin do not appear in the Pension Benefits Table as they are not eligible to participate in the defined benefit pension plan, which was closed to employees hired after March 1, 2006.

Valuation and Assumption
For a discussion of the valuation method and assumptions applied in quantifying the present value of the accumulated benefit, please refer to the following sections in the Company’s Annual Report on Form 10-K for the year ended December 31, 2022: “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Critical Accounting Policies and Estimates—Pension and Other Postretirement Benefits” on page 32 and the disclosures on “Pension and Other Postretirement Benefits” in Note H to the Consolidated Financial Statements on pages 56 to 63, respectively.
Qualified Defined Benefit Plan
In 2022, Mr. Giacobbe participated in the Howmet Aerospace Retirement Plan. The plan is a funded, tax-qualified, non-contributory defined benefit pension plan that covers a majority of U.S. salaried employees hired prior to March 1, 2006. Benefits under the plan are based upon years of service and final average earnings as of March 31, 2018. Final average earnings include salary plus 100% of annual cash incentive compensation and are calculated using the highest consecutive five years. The amount of annual compensation that may be taken into account under the plan is subject to a limit imposed by the U.S. tax code, which was $275,000 for 2018. The base benefit payable at age 65 is 1.1% of final average earnings up to the Social Security covered compensation limit plus 1.475% of final average earnings above the Social Security covered compensation limit, times years of service. Final average earnings and service after April 1, 2018 are no longer reflected as the Company moved all future benefits to the Howmet Aerospace Retirement Savings Plan. Benefits are payable as a single life annuity, a reduced 50% joint and survivor annuity, a reduced 75% joint and survivor annuity, or a single lump sum payment, as permissible, after termination of employment.
Nonqualified Defined Benefit Plan
Mr. Giacobbe participates in the Excess Benefits Plan C. This plan is a nonqualified plan which provides for benefits taking into account compensation that exceeds the limits on compensation imposed by the U.S. tax

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Executive Compensation—Compensation Tables

code. The benefit formula is identical to the Howmet Aerospace Retirement Plan formula. Benefits under the nonqualified plan are payable as a reduced 50% joint and survivor annuity if the executive is married. Otherwise, the benefit is payable as a single life annuity.
Howmet Aerospace Retirement Savings Plan
For U.S. salaried employees, the Company makes an Employer Retirement Income Contribution (ERIC) in an amount equal to 3% of salary and annual incentive compensation eligible for contribution to the Plan. In addition, all U.S. salaried employees, including the named executive officers, are eligible to receive a Company matching contribution of 100% up to the first 6% of deferred salary. In 2022, these contributions were as follows:
Name	3% ERIC ($)	Company Matching Contribution ($)
John C. Plant	9,150	18,300
Kenneth J. Giacobbe	9,150	17,950
Neil E. Marchuk	9,150	18,300
Lola F. Lin	9,150	18,300
Michael N. Chanatry	9,150	18,300
These amounts are included in the column “All Other Compensation” in the “2022 Summary Compensation Table.”
2022 Nonqualified Deferred Compensation

(a)	(b)	(c)	(d)	(e)	(f)
Name	Executive Contributions in 2022 ($)	Registrant Contributions in 2022 ($)	Aggregate Earnings in 2022 ($)	Aggregate Withdrawals Distributions ($)	Aggregate Balance at 12/31/2022 FYE ($)
John C. Plant			(93,873)E
	77,700	116,550	0D	0	723,254
Kenneth J. Giacobbe			2,649E
	18,500	35,334	0D	0	203,156
Neil E. Marchuk			(37,280)E
	38,850	47,590	0D	0	281,084
Lola F. Lin			(494)E
	0	15,741	0D	0	15,246
Michael N. Chanatry			308,881E
	113,575	30,125	4,041D	0	1,932,467
E—Earnings
D—Dividends on Howmet Aerospace common stock or share equivalents
The investment options under the Company’s nonqualified Deferred Compensation Plan are the same choices available to all salaried employees under the Company’s Retirement Savings Plan and the named executive officers do not receive preferential earnings on their investments. The named executive officers may defer up to 25% of their salaries in total to the Company’s Retirement Savings Plan and Deferred Compensation Plan and up to 100% of their annual cash incentive compensation to the Deferred Compensation Plan.
The Company contributes matching contributions on employee base salary deferrals that exceed the limits on compensation imposed by the U.S. tax code. In addition, when the U.S. tax code limits Employer Retirement Income Contributions (ERIC), the ERIC contributions are made into the Deferred Compensation Plan. In 2022, these contributions were as follows:

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Executive Compensation—Compensation Tables

Name	3% ERIC ($)	Company Matching Contribution ($)
John C. Plant	38,850	77,700
Kenneth J. Giacobbe	26,034	9,300
Neil E. Marchuk	28,090	19,500
Lola F. Lin	15,741	0
Michael N. Chanatry	16,775	13,350
These amounts are included in the column “All Other Compensation” in the “2022 Summary Compensation Table.”
All nonqualified pension and deferred compensation obligations are general unsecured liabilities of the Company until paid. Upon termination of employment, deferred compensation will be paid in cash as a lump sum or in up to ten annual installments, depending on the individual’s election, account balance and retirement eligibility.
Potential Payments upon Termination or Change in Control

Mr. Plant Letter Agreement Termination Protections
As part of his December 2022 letter agreement with the Company, Mr. Plant agreed to forego the CIC and non-CIC cash severance provisions of his prior letter agreements and instead become a participant in the Company’s Change in Control Severance Plan and Executive Severance Plan, effective January 1, 2023. The potential payments shown below are as of December 31, 2022, when he was still covered under his prior letter agreements. The key changes to Mr. Plant’s cash severance payments, which became effective January 1, 2023, are also noted below.
Pursuant to his prior letter agreements, if Mr. Plant’s employment with the Company was terminated without cause or he terminated his employment for good reason or due to his death or disability as of December 31, 2022, he would have been entitled to:
i.
If his employment is terminated without cause or for good reason, a cash severance payment of $3,200,000, which is two times his base salary. Beginning in 2023, under the Company’s Executive Severance Plan, Mr. Plant’s cash severance payment would instead be $6,600,000, which is 1.5 times his base salary plus target annual cash incentive.

ii.
If his employment is terminated without cause or for good reason, immediate vesting of the outstanding portion of his April 2, 2020 and June 9, 2020 RSU awards, which were valued at $19,507,911 on December 31, 2022; and if terminated due to his death or disability, immediate vesting of a prorated portion of those awards, which were valued at $14,644,285 on December 31, 2022.

iii.
If his employment is terminated without cause or for good reason or due to his death or disability, immediate vesting of the 1,850,000 PRSUs granted in 2020 that were earned in 2020, 2021, and 2022 through the achievement of the stock price hurdles, which were valued at $72,908,500 on December 31, 2022, with the remaining 250,000 PRSUs forfeited.

iv.
If his employment is terminated without cause or for good reason, immediate vesting of his October 14, 2021 award, which was valued at $19,705,000 on December 31, 2022; and if terminated due to his death or disability, immediate vesting of a prorated portion of the award, which was valued at $10,790,261 on December 31, 2022.

Pursuant to his letter agreements, if after a change in control on December 31, 2022, Mr. Plant’s employment with the Company was terminated without cause or he left for good reason, Mr. Plant would be entitled to:
i.
If the termination occurred within two years of a change in control, a cash payment equal to $25,480,000, which is the product of 650,000 multiplied by the Average Price, as defined in his letter agreements, on the day prior to the change in control. Beginning in 2023, under the Company’s Change in Control Severance Plan, Mr. Plant’s cash severance payment would instead be $11,000,000, which is 2.5 times his base salary plus

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Executive Compensation—Compensation Tables

target annual cash incentive, plus an additional cash payment equal to his target annual cash incentive for the year prorated through the date of severance.
ii.
Immediate vesting of the outstanding portion of his April 2, 2020 and June 9, 2020 RSU awards, which were valued at $19,507,911 on December 31, 2022.

iii.
Immediate vesting of the 1,850,000 PRSUs granted in 2020 that were earned in 2020, 2021, and 2022 through the achievement of the stock price hurdles, which were valued at $72,908,500 on December 31, 2022, with the remaining 250,000 PRSUs forfeited.

iv.
Immediate vesting of his October 14, 2021 RSU award, which was valued at $19,705,000 on December 31, 2022.

Mr. Plant also entered into a confidentiality, developments, non-competition and non-solicitation agreement with the Company, which includes a perpetual confidentiality covenant as well as non-competition and employee and customer non-solicitation covenants that apply during employment and for a period of one year following termination of employment for any reason.
Executive Severance Plan
Messrs. Giacobbe, Marchuk, and Chanatry and Ms. Lin were eligible for the Company’s Executive Severance Plan during 2022. The plan provides that, upon a termination of employment without cause and subject to execution and non-revocation of a general release of legal claims against the Company, the participant will receive:
i.
For Mr. Giacobbe, Mr. Marchuk, and Ms. Lin, a cash severance payment equal to one year of base salary and one year of target annual cash incentive, and for Mr. Chanatry, a cash severance payment equal to one year of base salary.

ii.
For Mr. Giacobbe, Mr. Marchuk, and Ms. Lin, continued health care benefits for a two-year period, and for Mr. Chanatry, continued health care benefits for a one-year period.

iii.
For Mr. Giacobbe, Mr. Marchuk, and Ms. Lin, a cash payment equal to two additional years of retirement accrual, and for Mr. Chanatry, a cash payment equal to one year of additional retirement accrual, calculated as described in the plan.

The following table shows the severance payments and benefits that would have been payable to the following NEOs under the Executive Severance Plan upon a termination without cause on December 31, 2022.
Name	Cash Severance Payment ($)	Additional Retirement Accrual ($)	Value of continued active health care benefits ($)	Total ($)
Kenneth J. Giacobbe	1,240,000	147,549	50,030	1,437,579
Neil E. Marchuk	1,300,000	78,000	34,916	1,412,916
Lola F. Lin	1,130,000	67,800	31,916	1,229,716
Michael N. Chanatry	530,000	27,030	300	557,330
Change in Control Severance Benefits
Messrs. Giacobbe, Marchuk, and Chanatry and Ms. Lin were eligible for the Company’s Change in Control Severance Plan during 2022. The plan is designed to serve shareholders by assuring that the Company will have the continued dedication of the covered executives, notwithstanding the possibility, threat or occurrence of a change in control. These protections are intended to encourage the executives’ full attention and dedication to the Company in the event of any threatened or pending change in control, which can result in significant distraction by virtue of the personal uncertainties and risks that executives frequently face under such circumstances. Severance benefits under the Change in Control Severance Plan are provided upon a termination of employment without cause or resignation by the executive for good reason, in either case within two years after a change in control of the Company.

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Executive Compensation—Compensation Tables

Upon a qualifying termination, the severance benefits under the Change in Control Severance Plan are:
i.
For Mr. Giacobbe, Mr. Marchuk, and Ms. Lin, a cash payment equal to two times annual salary plus target annual cash incentive compensation, and for Mr. Chanatry, a cash payment equal to one-and-a-half times annual salary plus target annual cash incentive compensation.

ii.
A cash payment equal to the target annual cash incentive compensation amount prorated through the severance date.

iii.
For Mr. Giacobbe, Mr. Marchuk, and Ms. Lin, continuation of health care benefits for two years, and for Mr. Chanatry, continued health care benefits for 18 months.

iv.
For Mr. Giacobbe, two additional years of pension credit and Company savings plan contributions; for Mr. Marchuk and Ms. Lin, two additional years of Company savings plan contributions; and for Mr. Chanatry, one-and-a-half additional years of Company savings plan contributions.

v.
Six months of outplacement benefits.

There is no excise tax gross-up provision under the Change-In-Control Severance Plan.
The terms of the 2013 Howmet Aerospace Stock Incentive Plan, as Amended and Restated, provide that unvested equity awards, including awards held by the above NEOs, do not immediately vest upon a change in control if a replacement award is provided. However, the replacement award will vest immediately if, within a two-year period following a change in control, a plan participant is terminated without cause or leaves for good reason. In general, performance-based stock awards (other than those granted to Mr. Plant, as described above) will be converted to time-vested stock awards upon a change in control under the following terms: (i) if 50% or more of the performance period has been completed as of the date on which the change in control has occurred, then the number of shares or the value of the award will be based on actual performance completed as of the date of the change in control; or (ii) if less than 50% of the performance period has been completed as of the date on which the change in control has occurred, then the number of shares or the value of the award will be based on the target number or value.
The following table shows the severance payments and benefits that would have been payable if both a change in control and a termination without cause or resignation for good reason occurred on December 31, 2022, as well as the value of the unvested equity awards that would have become vested upon such termination or resignation. Equity award values are estimated using the Company’s closing stock price on December 31, 2022, which was $39.41 per share.
Name	Value of change in control severance and benefits ($)	Value of equity awards on 12/31/2022 that would have immediately vested ($)
Kenneth J. Giacobbe	2,751,979	15,275,010
Neil E. Marchuk	2,790,916	16,801,932
Lola F. Lin	2,427,516	2,561,611
Michael N. Chanatry	1,440,204	5,564,970
Retirement Benefits
If Mr. Giacobbe had voluntarily terminated employment as of December 31, 2022, it is estimated that his pension would have paid an annual annuity of $53,457, starting immediately. Messrs. Plant, Marchuk, and Chanatry and Ms. Lin were not eligible to participate in the defined benefit pension plan, which was closed to employees hired after March 1, 2006, and subsequently frozen to future benefit accruals as of April 1, 2018.

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Executive Compensation—2022 CEO Pay Ratio

2022 CEO Pay Ratio
Background

Item 402(u) of the SEC’s Regulation S-K requires disclosure of the ratio of the annual total compensation of our CEO to our median employee’s annual total compensation. The ratio disclosed below is a reasonable estimate calculated in a manner consistent with Item 402(u).
Methodology and Determined Ratio

The pay ratio disclosure rule permits companies to identify the median employee only once every three years, provided that there has not been a change in employee population or employee compensation arrangements that would significantly change the pay ratio disclosure. However, the total compensation amounts for both the median employee and the CEO to calculate the CEO pay ratio are required to be updated and disclosed on an annual basis.
In 2020, we determined the median employee by analyzing base salary and wages (including overtime, shift premium, etc.) for all active employees (annualized based on full-time or part-time hourly or salaried status for 2020 if employed for less than the full year) in and outside the United States as of December 31, 2020. For 2022, we calculated the median employee’s total compensation in accordance with the rules applicable to disclosure of compensation in the summary compensation table. The estimated total compensation of the median employee based on this methodology and criteria for 2022 is $60,955.
Mr. Plant’s total compensation for 2022 was $1,748,250. Therefore, the annual CEO total compensation was approximately 29 times that of the median annual total compensation of all other employees in 2022.

68   |   HOWMET AEROSPACE   2023 PROXY STATEMENT

Executive Compensation—2022 Pay versus Performance (“PVP”)

2022 Pay versus Performance (“PVP”)
As required by Section 953(a) of the Dodd-Frank Wall Street Reform and Consumer Protection Act and Item 402(v) of Regulation S-K, we are providing the following information about the relationship between executive compensation actually paid (“CAP”) and the Company’s financial performance.
Pay versus Performance Table

The following table provides a summary of CAP to the principal executive officer (“PEO”), the average CAP for the non-PEO named executive officers (the “Other NEOs”), total shareholder return (“TSR”), Net Income and the Company-selected financial measure of Adjusted EBITDA excluding special items for 2020, 2021, and 2022.
(a)	(b1)	(c1)	(b2)	(c2)	(d)	(e)	(f)	(g)	(h)	(i)
Year	Summary Compensation Table Total for PEO ($)	Compensation Actually Paid to PEO ($)	Summary Compensation Table Total for Former PEO ($)	Compensation Actually Paid to Former PEO ($)	Average Summary Compensation Table Total for Other NEOs ($)	Average Compensation Actually Paid to Other NEOs ($)	Value of Initial Fixed $100 Investment Based On:		Net Income ($M)	Adjusted EBITDA excluding special items ($M)
							Total Shareholder Return ($)	Peer Group Total Shareholder Return ($)
2022	1,748,249	28,762,436	N/A	N/A	2,329,091	4,209,545	167.93	111.54	469	1,276
2021	17,189,000	27,690,521	7,235,606	(8,426,878)	4,708,450	5,656,805	135.24	95.03	258	1,135
2020	39,091,008	98,381,146	5,060,171	12,187,780	2,206,232	4,270,312	121.11	83.94	211	1,082
Notes to Pay versus Performance Table
Column(s)
(b1)—(c2)
John Plant was CEO of Arconic Inc. from February 2019 through March 31, 2020. When the separation occurred on April 1, 2020 (the “April 2020 Arconic Inc. Separation”) in which Arconic Inc. was renamed Howmet Aerospace Inc. and Arconic Corporation was spun off, Mr. Plant and Tolga Oal became co-CEOs of Howmet Aerospace until Mr. Oal’s termination in October 2021. At that point, Mr. Plant became sole CEO. Mr. Plant’s compensation is reported in the table in the PEO columns and Mr. Oal’s compensation is reported in the Former PEO columns.

(d)—(e)
Compensation reported in these columns reflects the Other NEOs as reported in the Summary Compensation Table (“SCT”) for that year.
▪
For 2021 and 2022, the Other NEOs were Kenneth Giacobbe, Neil Marchuk, Lola Lin, and Michael Chanatry.

▪
For 2020, the Other NEOs were Kenneth Giacobbe, Neil Marchuk, Katherine Ramundo, and Paul Myron.

(c1), (c2), and (e)
The dollar amounts shown in these columns reflect “compensation actually paid” calculated in accordance with SEC rules. As required, the dollar amounts include unvested amounts of equity compensation that may be realizable in future periods and may still be forfeited, and as such, the dollar amounts shown do not fully represent the actual final amount of compensation earned or actually paid during the applicable years.
The CAP totals represent the SCT totals for the applicable year adjusted as required by SEC rules to exclude the grant date fair value of any equity awards made during the year and to include the fair value of current and prior years’ equity awards as follows:
▪
For awards that vest during the year, the change, as of the vesting date, from the prior year-end value.

▪
For awards that are outstanding (i.e., unvested) as of the end of the year, the fair value as of the end of the year if a new award or for a previously granted award, the change in the fair value from the end of the previous year.

▪
For awards that are forfeited during the year, a negative amount equal to the sum of fair values reported at the end of the prior fiscal year.

The SEC rules also require any change in pension value as reported in the SCT be excluded and to include instead the service cost or prior service cost under pension plans for services rendered by the executive during the applicable year. However, our executives who participate in our defined benefit plans ceased accruing service credit under those plans when they were frozen on April 1, 2018; thus, there is no longer any service cost or prior service cost to be included.

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Executive Compensation—2022 Pay versus Performance (“PVP”)

The adjustments made to the amounts reported in the SCT to determine CAP are shown in the tables below.
PEO—John Plant
	(i)	(ii) Deductions		(iii) Additions			(iv)
Year	SCT Total (i) $	Equity Awards $	Change in Pension Value $	Year-End Value of Equity Awards Granted in Year $	Change in Value of Unvested Equity Awards Granted in Prior Years $	Change in Value of Equity Award Granted in Prior Years Which Vested in Year $	CAP $
2022	1,748,249	0	N/A	0	24,979,737	2,034,450	28,762,436
2021	17,189,000	(15,445,000)	N/A	15,915,000	7,616,362	2,415,160	27,690,521
2020	39,091,008	(37,351,008)	N/A	100,062,740	572,268	(3,993,862)	98,381,146
Former PEO—Tolga Oal
	(i)	(ii) Deductions		(iii) Additions			(iv)
Year	SCT Total (i) $	Equity Awards $	Change in Pension Value $	Year-End Value of Equity Awards Granted in Year $	Change in Value of Unvested Equity Awards Granted in Prior Years $	Change in Value of Equity Award Granted in Prior Years Which Vested in Year $	CAP $
2022	N/A	N/A	N/A	N/A	N/A	N/A	N/A
2021	7,235,606	(3,700,013)	N/A	0	(12,092,669)	130,199	(8,426,878)
2020	5,060,171	(3,500,012)	N/A	11,303,767	(123,286)	(552,860)	12,187,780
Average of Other NEOs
	(i)	(ii) Deductions		(iii) Additions			(iv)
Year	SCT Total (i) $	Equity Awards $	Change in Pension Value $	Year-End Value of Equity Awards Granted in Year $	Change in Value of Unvested Equity Awards Granted in Prior Years $	Change in Value of Equity Award Granted in Prior Years Which Vested in Year $	CAP $
2022	2,329,091	(1,237,539)	N/A	1,386,179	1,585,197	146,617	4,209,545
2021	4,708,450	(3,634,036)	N/A	3,800,011	722,058	60,322	5,656,805
2020	2,206,232	(1,088,135)	(157,718)	3,514,279	30,069	(234,415)	4,270,312
(i)
SCT Total includes salary, annual cash incentive, the present value of equity grants as of the grant date, the change in pension value, and all other compensation.

(ii)
Deductions from SCT Total is the grant date fair value of equity awards granted in each year and any amounts reported in the Change in Pension Value column of the SCT

(iii)
Additions to the SCT Total is the value of equity calculated in accordance with the SEC methodology for determining CAP as described above. Mr. Oal’s large negative number in 2021 is due to his termination in October 2021 and associated forfeiture of all of his outstanding equity awards.

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Executive Compensation—2022 Pay versus Performance (“PVP”)

Column(s)
(f)
Pursuant to SEC rules, the TSR figures assume an initial investment of $100 on December 31, 2019. As permitted by SEC rules, the peer group referenced for purpose of the TSR comparison is the group of companies included in the S&P 500 Aerospace and Defense Industry Index, which is the industry peer group used for purposes of Item 201(e) of Regulation S-K. The separate proxy peer group used by the Compensation Committee for purposes of determining compensation paid to our executive officers is described on page B-1.

(h)
Net income in 2020 was $261 million, which included $50 million of income from discontinued operations due to the April 2020 Arconic Inc. Separation. The 2020 amount of $211 million shown in the table reflects income from continuing operations. There was no income from discontinued operations in either 2021 or 2022, and the amounts shown in the table reflect both net income and income from continuing operations for those years.

(i)
Adjusted EBITDA excluding special items is the financial measure from the tabular list of 2022 Most Important Measures shown below, which, in the Company’s assessment, represents for 2022 the most important performance measure used to link compensation actually paid to the Company’s performance.

List of Most Important Performance Metrics
The financial metrics listed below are used in the Company’s annual cash incentive compensation plan and long-term incentive compensation plan and are the key drivers to compensation actually paid to executives.
In 2022, the financial metrics used in the annual cash incentive compensation plan determine 80% of the plan result. The remaining 20% is based on strategic goals. The compensation paid to executive is dependent upon:
1.
The performance against targets set for each of the financial metrics

2.
The performance against strategic goals

3.
Individual performance factors

In 2022, the metrics used in the long-term incentive compensation plan included internal financial metrics and relative TSR to determine the number of PRSUs earned. The compensation paid to executives is dependent upon:
1.
The performance against the targets set for each of the financial metrics

2.
The relative TSR performance against the PRSU Peer Group

3.
The increase (or decrease) in the stock price from the date of grant to the date of vesting

Metric	Used in Annual Incentive Compensation Plan	Used in Long-Term Incentive Compensation Plan
Adjusted EBITDA Margin excluding special items	For the 2020 and 2021 performance years	For all PRSU awards granted in 2020-2022
Adjusted EBITDA excluding special items	For the 2022 and 2023 performance years	For PRSU awards granted in 2023
Adjusted Free Cash Flow	For all performance years from 2020-2023	Not used
Adjusted Earnings per Share excluding special items	Not Used	For PRSU awards granted in 2022 and 2023
Relationship Between Company TSR and Peer Group TSR
The peer group used to calculate Total Shareholder Return is the S&P 500 Aerospace & Defense Index consisting of General Dynamics Corporation, Howmet Aerospace Inc., Huntington Ingalls Industries, L3Harris Technologies, Inc., Lockheed Martin Corporation, Northrop Grumman Corporation, Raytheon Technologies Corporation, Textron Inc., The Boeing Company, and TransDigm Group Inc. This is one of the peer groups that is used for the Stock Performance Graph in our annual report.
The amounts in the table are the cumulative return of an initial investment of $100 on December 31, 2019 and the reinvestment of dividends. The historical prices of the Company presented in the table have been adjusted to reflect the impact of the April 2020 Arconic Inc. Separation. The return for the peer group is weighted by the market cap of the companies at the beginning of the period.

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Executive Compensation—2022 Pay versus Performance (“PVP”)

Under this methodology, the Company outperformed its peers on a cumulative 1-year, 2-year and 3-year TSR basis.
Relationship Between Company TSR and CAP
The charts below show the relationship between Company TSR and CAP. The charts for the PEO aggregate the CAP for Mr. Plant and Mr. Oal for 2020 and 2021 when they served as co-CEOs.

Relationship of TSR to CAP - PEO
(John Plant + Tolga Oal)
Compensation Actually Paid (000's)
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
TSR - Value of Initial Fixed $100 Investment
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$110,569
$19,264
$28,762
$121
$135
$168
2020
2021
2022
CEO CAP
Company TSR

Relationship of TSR to CAP - Average of Other NEOs
Compensation Actually Paid (000's)
TSR - Value of Initial Fixed $100 Investment
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$180
$160
$140
$120
$100
$80
$60
$40
$20
$0
$4,270
$5,657
$4,210
$121
$135
$168
2020
2021
2022
Other NEO Avg CAP
Company TSR

Mr. Plant received an equity grant in 2020 with a grant date value of $39,091,008 meant to cover three years of annual equity grants. The increase in value from the grant date to the end of the year reflects the strong stock price performance. An increase in Howmet Aerospace’s stock price impacts compensation actually paid in several ways:
▪
An increase in stock price increases the value of the underlying RSUs and increases the fair value of PRSUs.

▪
Mr. Plant’s PRSU award in 2020 could only be earned upon the achievement of stock price targets, thereby aligning his compensation with shareholders.

▪
The PRSU awards for our Other NEOs use relative TSR performance as a multiplier for our 2020, 2021 and 2022 PRSUs and as a separate metric weighted one-third of the outcome for our 2023 PRSUs. The relative TSR performance we use for our PRSUs differs from that in the table above in several important ways:

1.
The peer group that the company uses to measure Total Shareholder Return (the “PRSU Peer Group”) is a broader group of 20 Aerospace & Defense companies.

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Executive Compensation—2022 Pay versus Performance (“PVP”)

2.
The PRSU Peer Group TSR performance is not weighted by market cap. We feel this more accurately reflects the performance of the peer group by preventing the few large market cap companies from skewing the results.

3.
The PRSU Peer Group uses a monthly average as the starting and ending points for the TSR calculation rather than a single day. This mitigates the possibility of a single day market event influencing the final result and more accurately reflects the stock trading levels from the beginning to the end of the performance period.

The Company’s TSR performance, as measured for our PRSUs, has been near the top of our peer group for each of the performance periods.
Measurement Period	Howmet Aerospace TSR Rank Among PRSU Peer Group
April 1, 2020−December 31, 2022	Highest out of 19 other peers
January 1, 2021−March 6, 2023	2nd highest out of 20 other peers
January 1, 2022−March 6, 2023	4th highest out of 20 other peers
Relationship Between Net Income and CAP; Relationship Between Adjusted EBITDA excluding special items and CAP
The following charts show the relationship between Net Income and CAP, and Adjusted EBITDA excluding special items and CAP. The charts for the PEO aggregate the CAP for Mr. Plant and Mr. Oal for 2020 and 2021 when they served as co-CEOs.

Relationship of Net Income to CAP - PEO
(John Plant + Tolga Oal)
Compensation Actually Paid (000's)
Net Income (000's)
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$110,569
$19,264
$28,762
$211
$258
$469
2020
2021
2022
CEO CAP
Net Income

Relationship of Adjusted EBITDA excluding special item to CAP - PEO
(John Plant + Tolga Ola)
Compensation Actually Paid (000's)
Adjusted EBITDA excluding special items (000's)
$120,000
$100,000
$80,000
$60,000
$40,000
$20,000
$-
$1,300
$1,250
$1,200
$1,150
$1,100
$1,050
$1,000
$950
$110,569
$19,264
$28,762
$1,082
$1,135
$1,276
2020
2021
2022
CEO CAP
Adjusted EBITDA excluding special items

Relationship of Net Income to CAP - Average of Other NEOs
Compensation Actually Paid (000's)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
Net Income (000's)
$500
$450
$400
$350
$300
$250
$200
$150
$100
$50
$0
$4,270
$5,657
$4,210
$211
$258
$469
2020
2021
2022
Other NEO Avg CAP
Net Income

Relationship of Adjusted EBITDA excluding special item to CAP - Average of Other NEOs
Compensation Actually Paid (000's)
Adjusted EBITDA excluding special items (000's)
$6,000
$5,000
$4,000
$3,000
$2,000
$1,000
$-
$1,300
$1,250
$1,200
$1,150
$1,100
$1,050
$1,000
$950
$4,270
$5,657
$4,210
$1,082
$1,135
$1,276
2020
2021
2022
Other NEO Avg CAP
Adjusted EBITDA excluding special items

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   73

Executive Compensation—2022 Pay versus Performance (“PVP”)

Mr. Plant’s PRSUs are earned on the basis of hitting stock price targets and neither Net Income nor Adjusted EBITDA is used as a performance metric for his awards. For the Other NEOs, Adjusted EBITDA excluding special items is used as a metric in the annual incentive plan and Adjusted EBITDA Margin excluding special items is used as a metric for their PRSU awards. Net Income is not used as a metric in the annual incentive compensation plan or for the PRSU awards for the Other NEOs.
Both Net Income and Adjusted EBITDA excluding special items increased significantly from 2020 to 2022, which helped drive the Company’s excellent stock price performance, which increased the value of both the PEO and Other NEO awards.

74   |   HOWMET AEROSPACE   2023 PROXY STATEMENT

Item 4—Advisory Vote on Frequency of Advisory Vote on Executive Compensation
Pursuant to Section 14A of the 1934 Securities and Exchange Act, as amended, we are asking our shareholders to provide their input with regard to the frequency of future shareholder advisory votes on our executive compensation programs, such as the proposal contained in Item 3 of this Proxy Statement. In particular, we are asking whether the advisory vote on executive compensation should occur every year, every two years or every three years. Currently, the advisory vote on executive compensation occurs every year.
The Board of Directors recommends that you vote in favor of an advisory vote on executive compensation every year so that our shareholders may provide us with direct and timely input on our executive compensation program. We believe that current best practices and governance trends favor an annual advisory vote. By providing an advisory vote on executive compensation on an annual basis, shareholders will be able to provide us with direct input on our compensation philosophy, policies and practices as disclosed in the proxy statement every year. Accordingly, our Board recommends that the advisory vote on executive compensation be held every year.
You may cast your vote by choosing the option of one year, two years, or three years in response to the resolution set forth below:
RESOLVED, that the option of one year, two years, or three years that receives the highest number of votes cast for this resolution will be determined to be the preferred frequency with which the Company is to hold an advisory vote by shareholders to approve the compensation of the Company’s named executive officers, as disclosed in the Compensation Discussion and Analysis section, the executive compensation tables and the related narrative discussion in our annual shareholder meeting proxy statement.
The option of one year, two years or three years that receives the highest number of votes cast will be the frequency of the vote on the compensation of our named executive officers that has been approved by shareholders on an advisory basis. Even though your vote is advisory and therefore will not be binding on the Company, the Board values the opinions of our shareholders and will consider our shareholders’ vote.
The Board of Directors unanimously recommends an advisory vote for the option of “one year” as the frequency with which shareholders are provided an advisory vote on executive compensation.

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Item 5—Shareholder Proposal
The following shareholder proposal will be voted on at the annual meeting if properly presented by or on behalf of the shareholder proponent. Kenneth Steiner, 14 Stoner Ave., 2M, Great Neck, NY 11021, sponsored this proposal.
The Howmet Aerospace Board of Directors unanimously recommends a vote “AGAINST” this proposal for the reasons forth following the proposal.
The text of the shareholder proposal follows:
“Proposal 5—Adopt Improved Shareholder Right to Call a Special Shareholder Meeting
Shareholders ask our board to take the steps necessary to amend the appropriate company governing documents to give the owners of a combined 10% of our outstanding common stock the power to call a special shareholder meeting regardless of length of stock ownership.
One of the main purposes of this proposal is to give shareholders the right to formally participate in calling for a special shareholder meeting regardless of their length of stock ownership to the fullest extent possible.
Some companies including Howmet Aerospace prohibit shareholders from participating in calling for a special shareholder if they own stock for less than one continuous year. Requiring one continuous year of stock ownership can serve as a poison pill. I know of no instance of shareholders ever having success in calling for a special shareholder meeting at a company that excludes all shares not held for a continuous full year.
A reasonable shareholder right to call for a special shareholder meeting could give Howmet directors more of an incentive to improve their performance.
For instance three directors received more than 81 million against votes each in 2022:
Joseph Cantie
Nicole Piasecki
Robert Leduc, Chair of the management pay committee        97 million against votes
Management pay was rejected by 47% of shares in 2022 when a 5% rejection is often the norm at well performing companies. And our stock has gone nowhere since 2010 when it was at $32.
Please vote yes:
Adopt Improved Shareholder Right to Call a Special Shareholder Meeting—Proposal 5”

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Item 5—Shareholder Proposal—Board of Directors’ Statement in Opposition

Board of Directors’ Statement in Opposition
The Board of Directors unanimously recommends that you vote “AGAINST” the proposal for the reasons described below.
The Board has considered the above shareholder proposal carefully, and believes it is unnecessary and not in the best interests of Howmet Aerospace and our shareholders for the following reasons:
Howmet Aerospace shareholders already have a meaningful right to call a special meeting. The Board recognizes the importance of giving shareholders a meaningful right to call special meetings in appropriate circumstances. The Company’s governing documents currently provide that a shareholder or group of shareholders holding at least 25% of the Company’s outstanding common stock for at least one year may call a special meeting of shareholders.
Reducing the ownership threshold to 10% could enable a single shareholder, or a small minority of shareholders, to use the special meeting as a means solely to advance their own agenda, without regard to the interests of the Company or its broader shareholder base. At the current ownership threshold of 25% percent, none of the Company’s current shareholders would be able to unilaterally exercise the right to call a special meeting. At the proposed 10% ownership threshold, the Company’s top shareholders, who each hold between approximately 7.6% to 10.3% of the Company’s outstanding shares (see “Stock Ownership Information” section), could act unilaterally, or almost unilaterally for the shareholder holding 7.6%, to call a special meeting. A 10% ownership threshold could allow small groups of shareholders to misuse the special meeting right to advance narrow or short-term interests that might not be shared by holders of up to 90% of our shares.
The one-year holding requirement is also an appropriate safeguard that helps ensure that shareholders seeking to call such a meeting are acting in the long-term interests of Howmet Aerospace. Eliminating the required one-year holding period would enable investors that are not shareholders to purchase shares and immediately seek to call special meetings to advance policies not aligned with the long-term interests of the Company and the vast majority of shareholders.
At each of the annual meetings of shareholders in 2020, 2019 and 2018, the Company’s shareholders had an opportunity to vote on a shareholder proposal to adopt a 10% ownership threshold for the right to call special meetings. In addition, the 2020 shareholder proposal also included eliminating the one-year holding period. A significant majority of votes cast at each meeting voted AGAINST adopting a 10% threshold: approximately 85%, 74% and 69% voted against lowering the ownership threshold in 2020, 2019 and 2018, respectively.
Our existing shareholder special meeting right strikes the appropriate balance between enhancing the rights of all shareholders and preventing the waste of corporate resources and associated disruptions. The Board believes that it is important to provide shareholders with the right to call special meetings to consider extraordinary events that are of interest to a broad shareholder base and that need immediate attention prior to the next annual meeting. A special meeting is a significant undertaking that not only requires substantial company expense but also diverts the focus and attention of the Board and management from their oversight and operational responsibilities of managing the business and executing on strategy in the best interests of all shareholders. For a special meeting, the Company would incur significant costs to prepare, print, and distribute proxy materials to all shareholders, solicit proxies, hold the meeting and tabulate votes. The Board believes that this expenditure of time and resources may be appropriate where a reasonably large representation of our shareholders request the special meeting. Reducing the threshold needed to call a special meeting from 25% to 10% of shares outstanding could cause the Company to dedicate a significant amount of time and resources on a special meeting even if up to 90% of our shareholders are not in favor of calling the meeting.
Howmet Aerospace’s Current Ownership Requirements are Consistent with Market Practice. As of February 2023, only approximately 13% of S&P 500 companies provided shareholders with a right to call special meetings with a threshold at 10% or below, as requested in the proposal. A review of current market corporate governance practice shows that Howmet Aerospace’s existing 25% ownership threshold required for shareholders to call a special meeting continues to be consistent with the thresholds of S&P 500 companies that offer

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Item 5—Shareholder Proposal—Board of Directors’ Statement in Opposition

shareholders the right to call a special meeting. Among S&P 500 companies, approximately 68% provide shareholders with a right to call special stockholder meetings. Of those S&P 500 companies that provide such a right, approximately 51% set the threshold at or above 25%, including approximately 31% that set the threshold at 25%, like Howmet Aerospace. The Board believes the Company’s current provisions are consistent with the majority market practice especially considering our strong corporate governance policies and practices that promote transparency and accountability to our shareholders.
Howmet Aerospace Has Implemented Strong Corporate Governance Practices. The Board is committed to strong governance policies and practices to support our values and good governance, which we believe are important to the success of our business and in advancing shareholder interests. As further described in this Proxy Statement, our governance structures includes:
▪
Independent Board. Nine of our 10 current Board of Directors are independent;

▪
Annual Election of Board of Directors. All of our directors are elected annually by a majority of votes cast, and a director must tender his or her resignation if not elected;

▪
Shareholder Right to Call a Special Meeting. As described above, shareholders holding 25% of the outstanding common shares of the Company’s stock for at least one year have the right to call special meetings of shareholders;

▪
No Supermajority Voting Provisions. Howmet Aerospace’s Certificate of Incorporation and Bylaw provisions do not include supermajority voting threshold, and can be amended by a majority vote of shareholders;

▪
Proxy Access for Director Nominations. Shareholders may nominate director candidates and include those nominees in the Company’s proxy statement in accordance with the Bylaws;

▪
Action by Written Consent. Shareholders may act by written consent in accordance with the Company’s Certificate of Incorporation and Bylaws;

▪
Annual Say-on-Pay Vote. Executive compensation programs reflect the Company’s financial and strategic goals and the opportunity to vote annually on the advisory “say-on-pay” vote; and

▪
Communication with the Board. Shareholders may communicate with any director, any committee, or the full Board through various means as described in this Proxy Statement and on our website.

Howmet Aerospace provides multiple channels for shareholders to raise matters, including the existing right to call special meetings, the right to nominate and elect directors through proxy access, universal proxy rights, and annual elections with a majority vote standard, the submission of shareholder proposals, regular engagement with our shareholders, and the ability to communicate with any director, any Board committee, or the full Board. The Company’s ongoing engagement with shareholders is an open and constructive forum for shareholders to express concerns, allows the Company to better understand shareholder priorities and perspectives, and enables Howmet Aerospace to effectively address the issues that matter most to its shareholders as deemed appropriate by the Board and management.

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Item 5—Shareholder Proposal—Summary

Summary
The Board unanimously recommends a vote against this proposal. The Board has concluded that our existing 25% threshold and one-year holding period protect shareholder interests by ensuring that special meeting matters are (i) of concern to a significant number of shareholders with longer-term interests, (ii) worth the significant expense to the Company, and (iii) not an unnecessary distraction to the Board and management. Based on the foregoing, the Board believes the adoption of this proposal for a 10% threshold without any holding period is unnecessary and not in the best interests of Howmet Aerospace or its shareholders.
The Board of Directors unanimously recommends a vote AGAINST Item 5, the shareholder proposal, for the reasons discussed above.

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Questions and Answers about the Annual Meeting and Voting
1.
When is the 2023 Annual Meeting of Shareholders?

Date and Time	Attending the Virtual Meeting
The 2023 Annual Meeting of Shareholders of Howmet Aerospace Inc. will be held virtually via live webcast on: Wednesday, May 17, 2023 at 9:00 a.m. Eastern Time.	If you plan attend the Annual Meeting, you should log into the website at www.virtualshareholdermeeting.com/ HWM2023 approximately fifteen minutes before the meeting is scheduled to begin.
2.
Who is entitled to vote and how many votes do I have?

If you were a shareholder of record of Howmet Aerospace common stock, par value $1.00 per share (the “common stock”), at the close of business on March 21, 2023, you are entitled to vote at the Annual Meeting. For each matter presented for vote, you have one vote for each share you own.
3.
How do I vote my shares?

Shareholder of Record or Registered Shareholder
If your shares of common stock are registered directly in your name with our transfer agent, Computershare Trust Company, N.A., you are considered a “shareholder of record” or a “registered shareholder” of those shares.
Before the Annual Meeting, by 11:59 p.m. Eastern Time on May 16, 2023, all shareholders of record can vote:
By Internet	www.proxyvote.com Follow the procedures and instructions described on the proxy card. You will need your 16-digit control number located on your proxy card or Notice.
The telephone and internet voting procedures are designed to authenticate shareholders’ identities, to allow shareholders to vote their shares and to confirm that their instructions have been recorded properly.

By Telephone	By telephone within the U.S, U.S. territories and Canada: 1-800-690-6903
By Mail
All shareholders of record who received paper copies of our proxy materials can also vote by mail using their proxy card. If you are a shareholder of record and received a Notice, you may request a written proxy card by following the instructions included in the Notice. If you sign and return your proxy card but do not mark any selections giving specific voting instructions, your shares represented by that proxy will be voted as recommended by the Board of Directors.

During the Live Webcast of the Annual Meeting
All shareholders of record or registered shareholders may vote during the live webcast of the Annual Meeting. You will need the 16-digit control number located on your Notice or proxy card to log in to the virtual meeting at www.virtualshareholdermeeting.com/HWM2023. Voting online during the Annual Meeting will replace any previous votes.

We encourage you to vote by proxy as soon as possible. The proxy committee will vote your shares according to your directions.

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Questions and Answers about the Annual Meeting and Voting

Beneficial Owner of Shares
If your shares are held in an account at a bank, brokerage firm or other similar organization, then you are a beneficial owner of shares held in “street name.” In that case, you will have received these proxy materials from the bank, brokerage firm or other similar organization holding your account and, as a beneficial owner, you have the right to direct your bank, brokerage firm or similar organization as to how to vote the shares held in your account.
Your broker is not permitted to vote on your behalf on the election of directors and other matters to be considered at the Annual Meeting (except on the ratification of the selection of PricewaterhouseCoopers LLP as auditors for 2023), unless you provide specific instructions by completing and returning the voting instruction form from your broker, bank or other financial institution or following the instructions provided to you for voting your shares via telephone or the internet. For your vote to be counted, you will need to communicate your voting decisions to your broker, bank or other financial institution before the date of the Annual meeting. If you wish to vote your shares at the meeting, you will need your 16-digit control number provided on the instructions that accompanied your proxy materials.
Howmet Aerospace Employee Savings Plan
Participants in the employee savings plan may attend and participate in the Annual Meeting but will not be able to vote online during the Annual Meeting. You must vote in advance of the Annual Meeting by providing the trustee of the employee savings plan with your voting instructions in advance of the meeting. You may do so by returning your voting instructions by mail, or submitting them by telephone or electronically through the internet. The trustee is the only one who can vote your shares and the trustee will vote your shares as you have instructed. If the trustee does not receive your instructions, your shares generally will be voted in proportion to the way the other plan participants voted. To allow sufficient time for voting by the trustee, your voting instructions must be received by 11:59 p.m. Eastern Time on May 14, 2023.
4.
Can I change my vote?

There are several ways in which you may revoke your proxy or change your voting instructions before the Annual Meeting. In order to be counted, the revocation or change must be received by 11:59 p.m. Eastern Time on May 16, 2023, or by 11:59 p.m. Eastern Time on May 14, 2023, in the case of instructions to the trustee of an employee savings plan.
To revoke your proxy or change your voting instructions:
▪
Vote again by telephone or at the internet website;

▪
Mail a revised proxy card or voting instruction form that is dated later than the prior one;

▪
Shareholders of record may notify Howmet Aerospace’s Corporate Secretary’s Office in writing that a prior proxy is revoked; or

▪
Employee savings plan participants may notify the plan trustee in writing that prior voting instructions are revoked or are changed.

The latest-dated, timely, properly completed proxy that you submit, whether by mail, telephone, or the internet, will count as your vote. If a vote has been recorded for your shares and you subsequentially submit a proxy card that is not properly signed and dated, then the previously recorded vote will stand.
Shareholders of record and beneficial owners of shares may vote online during the Annual Meeting. Voting online during the Annual Meeting will replace any previous votes.

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Questions and Answers about the Annual Meeting and Voting

5.
Who should I contact if I need assistance voting prior to the Annual Meeting?

Please contact Innisfree M&A Incorporated, our proxy solicitor assisting us in connection with the Annual Meeting. Shareholders may call toll-free at 1-877-750-8315. Banks and brokers may call collect at 1-212-750-5833.
6.
Is my vote confidential?

Yes. Proxy cards, ballots and voting tabulations that identify shareholders are kept confidential except:
▪
as necessary to meet applicable legal requirements and to assert or defend claims for or against the Company;

▪
in the case of a contested proxy solicitation;

▪
to allow for the independent inspector of election to certify the results of the vote; or

▪
if a shareholder makes a written comment on the proxy card or otherwise communicates his or her vote to management.

American Election Services, the independent proxy tabulator used by Howmet Aerospace, counts the votes and acts as the inspector of election for the 2023 Annual Meeting.
7.
Will there be a replay of the Annual Meeting webcast?

A replay of the Annual Meeting will be available on the company website at www.howmet.com under “Investors—Annual Meeting”.
8.
What constitutes a “quorum” for the meeting?

A quorum consists of a majority of the outstanding shares that are entitled to vote as of the record date present at the meeting or represented by proxy. Virtual attendance at the Annual Meeting constitutes presence in person for the purposes of a quorum. A quorum is necessary to conduct business at the Annual Meeting. Your shares will be counted as present at the Annual Meeting if you have properly voted by proxy. Abstentions and broker non-votes (if any) count as “shares present” at the meeting for purposes of determining a quorum. If you vote to abstain on one or more proposals, your shares will be counted as present for purposes of determining the presence of a quorum.
9.
What is the effect of an “ABSTAIN” vote?

If you choose to abstain in voting on the election of directors, your abstention will have no effect, as the required vote is calculated as follows: votes “FOR” divided by the sum of votes “FOR” plus votes “AGAINST.”
If you choose to abstain on voting on any other matter at our Annual Meeting, your abstention will be counted as a vote “AGAINST” the proposal, as the required vote is calculated as follows: votes “FOR” divided by the sum of votes “FOR” plus votes “AGAINST” plus votes “ABSTAINING.”
10.
What is a Broker Non-Vote?

A “broker non-vote” occurs when a broker submits a proxy for the meeting with respect to a discretionary matter but does not vote on non-discretionary matters because the beneficial owner did not provide voting instructions on those matters. Under NYSE rules, the proposal to ratify the appointment of PricewaterhouseCoopers LLP as the Company’s Independent Registered Public Accounting Firm for 2023 (Item 2) is considered a “discretionary” item. This means that brokerage firms may vote in their discretion on Item 2 on behalf of clients (beneficial owners) who have not furnished voting instructions at least 15 days before the date of the annual meeting. In contrast, all of the other proposals set forth in this Proxy Statement are “nondiscretionary” items—brokerage firms that have not received voting instructions from their clients on these matters may not vote on these proposals.

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Questions and Answers about the Annual Meeting and Voting

11.
What is the voting requirement to approve each of the proposals, and how are votes counted?

At the close of business on March 21, 2023, the record date for the meeting, Howmet Aerospace had 411,804,221 shares of common stock outstanding. Each share of common stock outstanding on the record date is entitled to one vote for each director nominee and one vote for each of the other proposals to be voted on.
The Delaware General Corporation Law (the “DGCL”) and the NYSE listing standards govern the voting standards applicable to actions taken by our shareholders at the Annual Meeting. Under our Bylaws, assuming a quorum is present at the Annual Meeting, in all matters other than the election of directors, the affirmative vote of a majority of the shares present virtually or represented by proxy at the meeting and entitled to vote on the matter will be the act of the Company’s shareholders. Under the DGCL and our Bylaws, shares that abstain constitute shares that are present and entitled to vote, and have the practical effect of being voted “against” the matter, other than in the election of directors.
With respect to the election of directors, in order to be elected, each nominee must receive the affirmative vote of a majority of the votes cast at the meeting in respect of his or her election, meaning that the number of shares voted “FOR” a director’s election exceeds fifty percent (50%) of the number of votes cast with respect to that director’s election. Broker non-votes and abstentions will have no impact, as they are not counted as votes cast for this purpose.
Item		Voting Options	Board Recommendation	Voting Required for Approval	Impact of Abstention	Impact of Broker Non-Vote
1.	Election of 9 directors to serve a one-year term expiring at the 2024 Annual Meeting of Shareholders	FOR, AGAINST or ABSTAIN (for each director nominee)	FOR each nominee	Votes for a nominee must exceed 50% of the votes cast with respect to that nominee	Not counted as votes cast; no effect on outcome	No effect
2.	Ratification of the appointment of PricewaterhouseCoopers LLP as the Company’s independent registered public accounting firm for 2023	FOR, AGAINST or ABSTAIN	FOR	The affirmative vote of the holders of a majority of shares of our common stock, present at the Annual Meeting or represented by proxy and entitled to vote	Effect of a vote against proposal	Not applicable; brokers have discretion to vote on this item
3.	Advisory vote to approve executive compensation	FOR, AGAINST or ABSTAIN	FOR	The affirmative vote of the holders of a majority of shares of our common stock, present at the Annual Meeting or represented by proxy and entitled to vote	Effect of a vote against proposal	No effect
4.	Advisory vote on the frequency of advisory vote on executive compensation	For 1 YEAR, 2 YEARS, 3 YEARS or ABSTAIN	FOR 1 YEAR
The affirmative vote of the holders of a majority of shares of our common stock, present at the Annual Meeting or represented by proxy and entitled to vote (the Board expects to be guided by the frequency that receives the greatest number of votes, even if that frequency does not receive a majority vote)
					Treated as not expressing a frequency preference (equivalent to a vote against each frequency)	No effect
5.	Shareholder proposal regarding reducing threshold to call special meetings	FOR, AGAINST or ABSTAIN	AGAINST	The affirmative vote of the holders of a majority of shares of our common stock, present at the Annual Meeting or represented by proxy and entitled to vote	Effect of a vote against proposal	No effect

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Questions and Answers about the Annual Meeting and Voting

12.
What does it mean if I receive more than one Notice?

If you are a shareholder of record or participate in Howmet Aerospace’s Dividend Reinvestment and Stock Purchase Plan or employee savings plan, you will receive one Notice (or if you are an employee with a Howmet Aerospace email address, an email proxy form) for all shares of common stock held in or credited to your accounts as of the record date, if the account names are exactly the same. If your shares are registered differently and are in more than one account, you will receive more than one Notice or email proxy form, and in that case, you can and are urged to vote all of your shares, which will require you to vote more than once. To avoid this situation in the future, we encourage you to have all accounts registered in the same name and address whenever possible. You can do this by contacting our transfer agent, Computershare, at 1-800-851-9677 (in the United States and Canada) or 1-201-680-6578 (all other locations), by mail to Computershare Investor Services, P.O. Box 43006, Providence, RI 02940-3006 or through the Computershare website, www.computershare.com.
13.
What is “householding”?

Shareholders of record who have the same last name and address and who request paper copies of the proxy materials will receive only one copy unless one or more of them notifies us that they wish to receive individual copies. This method of delivery, known as “householding,” will help ensure that shareholder households do not receive multiple copies of the same document, helping to reduce our printing and postage costs, as well as saving natural resources. Householding will not in any way affect dividend check mailings.
Prior to the Annual Meeting, we will deliver promptly upon written or oral request a separate copy of the 2022 Annual Report, 2023 Proxy Statement, or other proxy materials, as applicable, to a security holder at a shared address to which a single copy of the document was delivered.
Please direct such requests to Broadridge Financial Services at 1-866-540-7095 or sending a written request by mail to: Broadridge Financial Services, Inc., Householding Department, 51 Mercedes Way, Edgewood, NY 11717.
Shareholders of record may request to begin or to discontinue householding in the future by contacting our transfer agent, Computershare Trust Company, N.A., at: 1-800-851-9677 (in the United States and Canada) 1-201-680-6578 (all other locations), by mail to Computershare Investor Services, P.O. Box 505000, Louisville, KY 40233-5000 or through the Computershare website, www.computershare.com.
Shareholders owning their shares through a bank, broker or other similar organization may request to begin or to discontinue householding by contacting their bank, broker or other nominee.
14.
May I nominate someone to be a director of Howmet Aerospace?

Yes, please see “Nominating Board Candidates” on page 16 for details on the procedures for shareholder nominations of director candidates.
15.
When are 2023 shareholder proposals due?

To be considered for inclusion in the Company’s 2024 proxy statement, shareholder proposals submitted in accordance with SEC Rule 14a-8 must be received in writing at our principal executive offices no later than December 1, 2023. Address all shareholder proposals to Howmet Aerospace Inc., Attention: Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com. Subject to the terms and conditions set forth in the Company’s Bylaws, shareholder nominations for candidates for election at the 2024 Annual Meeting, which the shareholder wishes to include in the Company’s proxy materials relating to the 2024 Annual Meeting, must be received by the Company at the above address no earlier than November 1, 2023 and no later than December 1, 2023, together with all information required to be provided by the shareholder in accordance with the proxy access provision in the Bylaws.
For any proposal that is not submitted for inclusion in next year’s proxy statement, but is instead sought to be presented directly at the 2024 Annual Meeting, notice of intention to present the proposal, including all information required to be provided by the shareholder in accordance with the Company’s Bylaws, must be received in writing at our principal executive offices no earlier than January 18, 2024 and no later than February 17, 2024. Address all notices of intention to present proposals at the 2024 Annual Meeting to: Howmet Aerospace Inc.,

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Questions and Answers about the Annual Meeting and Voting

Attention: Corporate Secretary’s Office, 201 Isabella Street, Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com.
16.
Who pays for the solicitation of proxies?

Howmet Aerospace pays the cost of soliciting proxies. Proxies will be solicited by Howmet Aerospace on behalf of the Board of Directors by mail, telephone, other electronic means or in person. We have retained Innisfree M&A Incorporated, 501 Madison Avenue, New York, NY 10022, to assist with the solicitation for an estimated fee of $15,000, plus expenses. We will reimburse brokerage firms and other custodians, nominees and fiduciaries for their reasonable out-of-pocket expenses for sending proxy materials to shareholders and obtaining their votes.
17.
Can I access the proxy materials on the Internet?

Yes. The Company’s 2023 Proxy Statement and 2022 Annual Report are available at www.virtualshareholdermeeting.com/HWM2023 or can be accessed via the Company website at www.howmet.com under “Investors—Annual Meeting”.
18.
How may I obtain a copy of Howmet Aerospace’s Annual Report on Form 10-K and proxy materials?

The Company will provide without charge, a copy of its Annual Report on Form 10-K for the year ended December 31, 2022 and the 2023 Proxy Statement for this Annual Meeting at your request.
Please direct all requests to: Howmet Aerospace Inc., Attention: Corporate Secretary’s Office, 201 Isabella Street
Suite 200, Pittsburgh, PA 15212-5872 or email: CorporateSecretary@howmet.com. These materials are also available on the Howmet Aerospace website at www.howmet.com.

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Questions and Answers about the Meeting and Voting—Additional Details Regarding the Virtual Annual Meeting

Additional Details Regarding the Virtual Annual Meeting
The 2023 Annual Meeting of Shareholders of Howmet Aerospace Inc. will be held virtually via live webcast on Wednesday, May 17, 2023, at 9:00 a.m. Eastern Time at www.virtualshareholdermeeting.com/HWM2023. There will be no physical in-person meeting.
Attendance and Participation

We have designed the virtual Annual Meeting to provide substantially the same opportunities to participate as you would have at an in-person meeting. Our virtual Annual Meeting will be conducted via live webcast. Shareholders will be able to attend and participate online and submit questions during the Annual Meeting by visiting www.virtualshareholdermeeting.com/HWM2023. Shareholders will be able to vote their shares electronically during the Annual Meeting.
Shareholders who would like to attend and participate in the Annual Meeting will need the 16-digit control number located on their Notice, proxy card, or voting instruction form. The Annual Meeting will begin promptly at 9:00 a.m. Eastern Time. Online access will be available 15 minutes prior to the start of the Annual Meeting.
The virtual Annual Meeting platform is fully supported across browsers and devices running the most updated version of applicable software and plugins. Shareholders should ensure that they have a strong internet connection if they intend to attend and/or participate in the Annual Meeting.
Questions and Information Accessibility

The virtual Annual Meeting format allows shareholders to communicate with the Company during the Annual Meeting so they can ask questions of our management and Board, as appropriate. If you wish to submit a question during the Annual Meeting, you may do so by logging into the virtual meeting platform at www.virtualshareholdermeeting.com/HWM2023, entering the 16-digit control number, typing your question into the “Ask a Question” field, and clicking “Submit.”
If you wish to submit a question prior to the Annual Meeting, you may do so beginning 5 days in advance of the meeting, by logging int to www.proxyvote.com entering your 16-digit control number. Once past the login screen, click on “Submit Question”.
Questions pertinent to the Annual Meeting will be answered in the live Question and Answer (Q&A) session during the Annual Meeting, subject to time constraints. Our Annual Meeting, including the Q&A session, will follow “Rules of Conduct,” which will be available on the virtual meeting platform. Any such questions that cannot be answered during the Annual Meeting due to time constraints will be posted and answered on our website at www.howmet.com under “Investors—Annual Meeting.” The questions and answers will be available as soon as practicable after the meeting.
Technical Difficulties

We have retained Broadridge Financial Solutions (“Broadridge”) to host the Annual Meeting virtually via live webcast. If you encounter any difficulties accessing or participating in the virtual Annual Meeting, please call the technical support number that will be posted on www.virtualshareholdermeeting.com/HWM2023. Technical support will be available beginning at 8:45 a.m. Eastern Time on Wednesday, May 17, 2023.

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Attachments
Attachment A—Pre-Approval Policies and Procedures for Audit and Non-Audit Services
I.
Statement of Policy

The Audit Committee is required to pre-approve the audit and non-audit services performed by the independent auditor in order to assure that the provision of such services does not impair the auditor’s independence. Unless a type of service to be provided by the independent auditor has received pre-approval under this policy, it will require specific pre-approval by the Audit Committee before the service is provided. Any proposed services exceeding pre-approved cost levels under this policy will require specific pre-approval by the Audit Committee before the service is provided.
The term of any pre-approval is 12 months from the date of pre-approval, unless the Audit Committee specifically provides for a different period. The Audit Committee will periodically revise the list of pre-approved services, based on subsequent determinations.
II.
Delegation

The Audit Committee delegates pre-approval authority to the Chairman of the Committee. In addition, the Chairman may delegate pre-approval authority to one or more of the other members of the Audit Committee. The Chairman or member or members to whom such authority is delegated shall report any pre-approval decisions to the Audit Committee at its next scheduled meeting. The Audit Committee does not delegate its responsibilities to pre-approve services performed by the independent auditor to management.
III.
Audit Services

The annual Audit services engagement terms and fees will be subject to the specific pre-approval of the Audit Committee. The Audit Committee will approve, if necessary, any changes in terms, conditions and fees resulting from changes in audit scope, company structure or other matters.
In addition to the annual Audit services engagement approved by the Audit Committee, the Audit Committee may grant pre-approval for other Audit services, which are those services that only the independent auditor reasonably can provide.
IV.
Audit-Related Services

Audit-related services are assurance and related services that are reasonably related to the performance of the audit or review of the Company’s financial statements and that are traditionally performed by the independent auditor. The Audit Committee believes that the provision of Audit-related services does not impair the independence of the auditor.
V.
Tax Services

The Audit Committee believes that the independent auditor can provide Tax services to the Company such as tax compliance and support, without impairing the auditor’s independence. However, the Audit Committee will not permit the retention of the independent auditor in connection with a transaction initially recommended by the independent auditor, the sole purpose of which may be tax avoidance and the tax treatment of which may not be supported in the Internal Revenue Code and related regulations.
VI.
All Other Services

The Audit Committee may grant pre-approval to those permissible non-audit services classified as All Other services that it believes are routine and recurring services, and would not impair the independence of the auditor.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   A-1

Attachments—Attachment A—Pre-Approval Policies and Procedures for Audit and Non-Audit Services

VII.
Pre-Approval Fee Levels

Pre-approval fee levels for all services to be provided by the independent auditor will be established periodically by the Audit Committee. Any proposed services exceeding these levels will require specific pre-approval by the Audit Committee.
VIII.
Supporting Documentation

With respect to each proposed pre-approved service, the independent auditor has provided detailed descriptions regarding the specific services to be provided. Upon completion of services, the independent auditor will provide to management, upon request, detailed back-up documentation, including hours, personnel and task description relating to the specific services provided.
IX.
Procedures

Requests or applications to provide services that require separate approval by the Audit Committee will be submitted to the Audit Committee by both the independent auditor and the Chief Financial Officer or Vice President, Internal Audit and must include a joint statement as to whether, in their view, the request or application is consistent with the Securities and Exchange Commission’s rules on auditor independence.

A-2   |   HOWMET AEROSPACE   2023 PROXY STATEMENT

Attachments—Attachment B—Howmet Aerospace Inc. Peer Group Companies

Attachment B—Howmet Aerospace Inc. Peer Group Companies
Proxy Peer for Market Information (n=18)

AMETEK Inc.	L3Harris Technologies, Inc.	Teledyne Technologies Incorporated
BorgWarner	Parker-Hannifin Corp.	Textron Inc.
Dana Incorporated	Rockwell Automation, Inc.	Timken Company
Dover Corporation	Snap-On Incorporation	TransDigm Group Incorporated
Fortive Corporation	Spirit AeroSystems Holdings, Inc.	Westinghouse Air Brake Technologies
Illinois Tool Works Inc.	Stanley Black & Decker, Inc.	Xylem Inc.
Aerospace and Defense Peer Group for Measuring Relative TSR Performance for 2022 Long-Term Incentives (n=20)

AAR Corp.	Hexcel Corporation	Spirit AeroSystems Holdings, Inc.
Aerojet Rocketdyne Holdings, Inc.	L3Harris Technologies, Inc.	Teledyne Technologies Incorporated
The Boeing Company	Lockheed Martin Corporation	Textron Inc.
BWX Technologies, Inc.	Moog Inc.	TransDigm Group Incorporated
Curtiss-Wright Corporation	Northrop Grumman Corporation	Triumph Group, Inc.
General Dynamics Corporation	Parsons Corporation	Woodward Inc.
HEICO Corporation	Raytheon Technologies Corp.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   B-1

Attachments—Attachment C—Calculation of Financial Measures

Attachment C—Calculation of Financial Measures
Non-GAAP Financial Measures

Some of the information included in this document is derived from Howmet Aerospace’s consolidated financial information but is not presented in Howmet Aerospace’s financial statements prepared in accordance with accounting principles generally accepted in the United States of America (GAAP). Certain of these data are considered “non-GAAP financial measures” under SEC rules. These non-GAAP financial measures supplement our GAAP disclosures and should not be considered an alternative to the GAAP measure. Reconciliations to the most directly comparable GAAP financial measures and management’s rationale for the use of the non-GAAP financial measures can be found below.
Reconciliation of Net Income Excluding Special Items and Diluted Earnings Per Share (EPS) Excluding Special Items

($ in millions except per share and share amounts)	Year ended
	December 31, 2022	December 31, 2021
Net income	$469	$258
Diluted earnings per share (EPS)	$1.11	$0.59
Special items:
Restructuring and other charges	56	90
Discrete tax items(1)	(8)	9
Other special items
Debt tender fees and related costs	2	147
Plant fire costs (reimbursements), net	36	(3)
Judgment from legal proceeding	65	—
Legal and other advisory reimbursements	(3)	(4)
Costs associated with closures, shutdowns, and other items	3	35
Total Other special items	103	175
Tax impact(2)	(27)	(90)
Net income excluding Special items	$593	$442
Diluted EPS excluding Special items	$1.40	$1.01
Average number of shares—diluted EPS excluding Special items	421,438,922	435,471,834
Net income excluding Special items and Diluted EPS excluding Special items are non-GAAP financial measures. Management believes that these measures are meaningful to investors because management reviews the operating results of the Company excluding the impacts of Restructuring and other charges, Discrete tax items, and Other special items (collectively, “Special items”). There can be no assurances that additional Special items will not occur in future periods. To compensate for this limitation, management believes that it is appropriate to consider both Net income determined under GAAP as well as Net income excluding Special items and Diluted EPS excluding Special items.
(1)
Discrete tax items for each period included the following:

▪
for the year ended December 31, 2022, a charge to record a valuation allowance related to U.S. foreign tax credits $12, a benefit to release a valuation allowance related to an interest carryforward tax attribute in the U.K. ($6), an excess benefit for stock compensation ($6), a benefit related to a tax depreciation accounting method change ($5), and a benefit related to prior year foreign earnings distributed ($3); and

▪
for the year ended December 31, 2021, a net benefit related to prior year amended returns and audit settlements ($14), a charge related to prior year foreign earnings distributed or no longer considered permanently reinvested $13, a net charge related to valuation allowance adjustments $9, and a net charge for other items $1.

(2)
The tax impact on Special items is based on the applicable statutory rates whereby the difference between such rates and the Company’s consolidated estimated annual effective tax rate is itself a Special item.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   C-1

Attachments—Attachment C—Calculation of Financial Measures

Reconciliation of Adjusted Ebitda, Adjusted Ebitda Excluding Special Items and Adjusted Ebitda Margin Excluding Special Items

($ in millions)	Twelve months ended December 31, 2022	Twelve months ended December 31, 2021
Third-party sales	$5,663	$4,972
Operating income	$919	$748
Operating income margin	16.2%	15.0%
Net income	$469	$258
Add:
Provision for income taxes	$137	$66
Other expense, net	82	19
Loss on debt redemption	2	146
Interest expense, net	229	259
Restructuring and other charges	56	90
Provision for depreciation and amortization	265	270
Adjusted EBITDA	$1,240	$1,108
Add:
Plant fire costs (reimbursements), net	$36	$(4)
Legal and other advisory reimbursements	(3)	(4)
Costs associated with closures, shutdowns, and other items	3	35
Adjusted EBITDA excluding Special items	$1,276	$1,135
Adjusted EBITDA Margin excluding Special items	22.5%	22.8%

C-2   |   HOWMET AEROSPACE   2023 PROXY STATEMENT

Attachments—Attachment C—Calculation of Financial Measures

Reconciliation of Adjusted Ebitda, Adjusted Ebitda Excluding Special Items and Adjusted Ebitda Margin Excluding Special Items (Continued)

($ in millions)	Twelve months ended December 31, 2020
Third-party sales	$5,259
Operating income	$626
Operating income margin	11.9%
Income from continuing operations	$211
Add:
Benefit for income taxes	$(40)
Other expense, net	74
Loss on debt redemption	64
Interest expense, net	317
Restructuring and other charges	182
Provision for depreciation and amortization	279
Adjusted EBITDA	$1,087
Add:
Costs associated with the Arconic Inc. Separation Transaction	$7
Plant fire reimbursements, net	(3)
Legal and other advisory reimbursements	(12)
Costs associated with closures, shutdowns, and other items	3
Adjusted EBITDA excluding Special items	$1,082
Adjusted EBITDA Margin excluding Special items	20.6%
Adjusted EBITDA, Adjusted EBITDA excluding Special items, and Adjusted EBITDA Margin excluding Special items are non-GAAP financial measures. The Company’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. Management believes that the foregoing measures are meaningful to investors because they provide additional information with respect to the Company’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   C-3

Attachments—Attachment C—Calculation of Financial Measures

Reconciliation of Adjusted Ebitda and Adjusted Ebitda Margin Excluding Special Items and Material Cost Pass Through

($ in millions)	Twelve months ended December 31, 2022
Net income	$469
Add:
Provision for income taxes	$137
Other expense, net	82
Loss on debt redemption	2
Interest expense, net	229
Restructuring and other charges	56
Provision for depreciation and amortization	265
Adjusted EBITDA	$1,240
Add:
Plant fire costs, net	$36
Legal and other advisory reimbursements	(3)
Costs associated with closures, shutdowns, and other items	3
Adjusted EBITDA excluding Special items (a)	$1,276
Third-party sales (b)	$5,663
Year-over-Year Material pass through	(225)
Third-party sales excluding Year-over-Year Material cost pass through (c)	$5,438
Adjusted EBITDA Margin excluding Special items (a)/(b)	22.5%
Adjusted EBITDA Margin excluding Special items and Year-over-Year Material cost pass through (a)/(c)	23.5%
Adjusted EBITDA; Adjusted EBITDA excluding Special items; Third-party sales excluding Year-over-Year Material cost pass through; and Adjusted EBITDA Margin excluding Special items and Year-over-Year Material cost pass through are non-GAAP financial measures. The Company’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. Management believes that the foregoing measures are meaningful to investors because they provide additional information with respect to the Company’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA presented may not be comparable to similarly titled measures of other companies.

C-4   |   HOWMET AEROSPACE   2023 PROXY STATEMENT

Attachments—Attachment C—Calculation of Financial Measures

Reconciliation of Adjusted Ebitda, Adjusted Ebitda Excluding Special Items and Adjusted Ebitda Margin Excluding Special Items

($ in millions)	Twelve months ended December 31, 2022 (2022 LTI Result)	Twelve months ended December 31, 2021 (2021 LTI Result)
Third-party sales	$5,663	$4,972
Operating income	$919	$748
Operating income margin	16.2%	15.0%
Net income	$469	$258
Add:
Provision for income taxes	$137	$66
Other expense, net	82	19
Loss on debt redemption	2	146
Interest expense, net	229	259
Restructuring and other charges	56	90
Provision for depreciation and amortization	265	270
Adjusted EBITDA	$1,240	$1,108
Add:
Plant fire costs (reimbursements), net	$36	$(4)
Legal and other advisory costs	(3)	(4)
Costs associated with closures, shutdowns, and other items	3	35
Adjustment for performance-based restricted share units(1)	11	3
Adjusted EBITDA excluding Special items	$1,287	$1,138
Third-party sales	$5,663	$4,972
Adjustment for performance-based restricted share units(1)	67	15
Adjusted sales	$5,730	$4,987
Adjusted EBITDA Margin excluding Special items	22.5%	22.8%

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   C-5

Attachments—Attachment C—Calculation of Financial Measures

Reconciliation of Adjusted Ebitda, Adjusted Ebitda Excluding Special Items and Adjusted Ebitda Margin Excluding Special Items (Continued)

($ in millions)	Twelve months ended December 31, 2020 (2020 LTI Result)
Third-party sales	$5,259
Operating income	$626
Operating income margin	11.9%
Income from continuing operations	$211
Add:
Benefit for income taxes	$(40)
Other expense, net	74
Loss on debt redemption	64
Interest expense, net	317
Restructuring and other charges	182
Provision for depreciation and amortization	279
Adjusted EBITDA	$1,087
Add:
Costs associated with the Arconic Inc. Separation Transaction	$7
Plant fire reimbursements, net(2)	(3)
Legal and other advisory costs	(12)
Costs associated with closures, shutdowns, and other items	3
Adjustment for performance-based restricted share units(1)	10
Adjusted EBITDA excluding Special items	$1,092
Third-party sales	$5,259
Adjustment for performance-based restricted share units(1)	(13)
Adjusted sales	$5,246
Adjusted EBITDA Margin excluding Special items	20.8%
Adjusted EBITDA, Adjusted EBITDA excluding Special items and Adjusted EBITDA Margin excluding Special items are non-GAAP financial measures. The Company’s definition of Adjusted EBITDA (Earnings before interest, taxes, depreciation, and amortization) is net margin plus an add-back for depreciation and amortization. Net margin is equivalent to Sales minus the following items: Cost of goods sold; Selling, general administrative, and other expenses; Research and development expenses; and Provision for depreciation and amortization. Management believes that the foregoing measures are meaningful to investors because they provide additional information with respect to the Company’s operating performance and the Company’s ability to meet its financial obligations. The Adjusted EBITDA, Adjusted EBITDA excluding Special items and Adjusted EBITDA Margin excluding Special items presented may not be comparable to similarly titled measures of other companies.
Additionally, Adjusted sales is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because it is reflective of historical revenue performance.
(1)
The adjustment for performance-based restricted share units included the normalization of foreign currency exchange rates and other adjustments realized in actual results to those contemplated in Howmet Aerospace’s plan.

(2)
Plant fire reimbursements excludes the impacts of $6 of depreciation in the second quarter ended June 30, 2020.

C-6   |   HOWMET AEROSPACE   2023 PROXY STATEMENT

Attachments—Attachment C—Calculation of Financial Measures

Reconciliation of Adjusted Free Cash Flow—2022

($ in millions)	Total 2022
Cash provided from operations	$733
Capital expenditures	(193)
Adjusted free cash flow	$540
The Accounts Receivable Securitization program remains unchanged at $250 outstanding.
Adjusted free cash flow is a non-GAAP financial measure. Management believes that this measure is meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures (due to the fact that these expenditures are considered necessary to maintain and expand the Company’s asset base and are expected to generate future cash flows from operations). It is important to note that Adjusted free cash flow does not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.
Reconciliation of Adjusted Free Cash Flow—2021

($ in millions)	Total 2021
Cash provided from operations	$449
Cash receipts from sold receivables	267
Capital expenditures	(199)
Adjusted free cash flow	$517
Voluntary cash pension payments	28
Adjusted free cash flow, excluding voluntary cash pension payments	$545
The net cash funding from the sale of accounts receivables was neither a use of cash nor a source of cash in all periods presented.
In the third quarter of 2021, the Company restructured its accounts receivable securitization. As a result, going forward, Cash receipts from sold receivables (which had been included in the investing section of the Statement of Consolidated Cash Flows) will be $0 as the entire impact of the accounts receivable securitization program will be included in the Cash provided from operations section of the Statement of Consolidated Cash Flows.
Adjusted free cash flow and Adjusted free cash flow, excluding voluntary cash pensions payments are non-GAAP financial measures. Management believes that these measures are meaningful to investors because management reviews cash flows generated from operations after taking into consideration capital expenditures (due to the fact that these expenditures are considered necessary to maintain and expand the Company’s asset base and are expected to generate future cash flows from operations), as well as cash receipts from net sales of beneficial interest in sold receivables. It is important to note that Adjusted free cash flow and Adjusted free cash flow, excluding voluntary cash pensions do not represent the residual cash flow available for discretionary expenditures since other non-discretionary expenditures, such as mandatory debt service requirements, are not deducted from the measure.

HOWMET AEROSPACE   2023 PROXY STATEMENT   |   C-7

HOWMET AEROSPACE | 2023 PROXY STATEMENT

COVER IMAGE:
Howmet Aerospace is a global leader in advanced engineered solutions — such as this aero engine vane — providing differentiated technologies to enable lighter, more fuel-efficient aircraft and commercial vehicles to operate with a lower carbon footprint.

www.howmet.com

HOWMET AEROSPACE INC.C/O CORPORATE SECRETARY'S OFFICE201 ISABELLA STREETSUITE 200PITTSBURGH, PA 15212 VOTE BY INTERNETBefore The Meeting - Go to www.proxyvote.com or scan the QR Barcode above Use the Internet to transmit your voting instructions and for electronic delivery of information. Voteby 11:59 p.m. Eastern Time on May 16, 2023 for shares held directly and by 11:59 p.m. Eastern Timeon May 14, 2023 for shares held in the Employee Savings Plan. Have your proxy card in hand whenyou access the web site and follow the instructions to obtain your records and to create an electronicvoting instruction form. During The Meeting - Go to www.virtualshareholdermeeting.com/HWM2023 You may attend the meeting via the Internet and vote during the meeting. Have the information thatis printed in the box marked by the arrow available and follow the instructions. VOTE BY PHONE - 1-800-690-6903Use any touch-tone telephone to transmit your voting instructions. Vote by 11:59 p.m. Eastern Time onMay 16, 2023 for shares held directly and by 11:59 p.m. Eastern Time on May 14, 2023 for shares held inthe Employee Savings Plan. Have your proxy card in hand when you call and then follow the instructions. VOTE BY MAILMark, sign and date your proxy card and return it in the postage-paid envelope we have provided orreturn it to Vote Processing, c/o Broadridge, 51 Mercedes Way, Edgewood, NY 11717. ELECTRONIC DELIVERY OF FUTURE PROXY MATERIALSIf you would like to reduce the costs incurred by our company in mailing proxy materials, you canconsent to receiving all future proxy statements, proxy cards, and annual reports electronically viaemail or the internet. To sign up for electronic delivery, please follow the instructions above to voteusing the internet and, when prompted, indicate that you agree to receive or access proxy materialselectronically in future years. TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS: V09802-P88058 KEEP THIS PORTION FOR YOUR RECORDS THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED. DETACH AND RETURN THIS PORTION ONLY HOWMET AEROSPACE INC . The Board of Directors recommends you vote FOR eachdirector nominee: Election of DirectorsNominees:For Against Abstain1a. James F. Albaugh The Board of Directors recommends you vote FOR thefollowing Proposals: For Against Abstain1b. Amy E. Alving2. Ratification of the appointment of PricewaterhouseCoopersLLP as the Company’s independent registered publicaccounting firm for 2023. 1c. Sharon R. Barner For Against Abstain 1d. Joseph S. Cantie 3. Advisory vote to approve executive compensation. 1e. Robert F. Leduc The Board of Directors recommends you vote1 Year on the following Proposal: 1 Year 2 Years 3 Years Abstain 1f. David J. Miller 4. Advisory vote on the frequency of the advisoryvote on executive compensation. 1g. Jody G. Miller The Board of Directors recommends you vote AGAINSTthe following Proposal: For Against Abstain 1h. John C. Plant 5. Shareholder Proposal regarding reducing the thresholdto call special meetings. 1i. Ulrich R. Schmidt NOTE: Such other business as may properly come before themeeting or any adjournment thereof. Please sign exactly as your name(s) appear(s) hereon. When signing as attorney, executor, administrator, or other fiduciary, please give full title as such. Jointowners should each sign personally. All holders must sign. If a corporation or partnership, please sign in full corporate or partnership name by authorized officer. Signature [PLEASE SIGN WITHIN BOX] Date Signature (Joint Owners) Date

Important Notice Regarding the Availability of Proxy Materials for the Annual Meeting:The Notice and Proxy Statement and Annual Report are available at www.proxyvote.com.HOWMET AEROSPACE INC. THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORSANNUAL MEETING OF SHAREHOLDERS ON MAY 17, 2023The shareholder(s) hereby appoint(s) Kenneth J. Giacobbe, W. Paul Myron and Barbara L. Shultz, or each of them, attorneys and proxies, withfull power of substitution, to represent and to vote on behalf of the undersigned all of the shares of common stock of Howmet Aerospace Inc.that the shareholder(s) is/are entitled to vote at the Annual Meeting of Shareholders to be held at 9:00 a.m. Eastern Time on Wednesday,May 17, 2023, by virtual meeting via live webcast, and any adjournment or postponement thereof, in accordance with the instructions setforth on the reverse side of this proxy card. The proxies are authorized to vote in their discretion upon all matters incident to the conduct ofthe meeting, and upon such other business as may properly come before the meeting, and at any adjournment or postponement thereof.This card also serves as voting instructions to the trustee of each employee savings plan sponsored by Howmet Aerospace Inc., its subsidiariesor affiliates with respect to shares of common stock of Howmet Aerospace, Inc. held by the undersigned under any such plans. Your votinginstructions must be received by 11:59 p.m. Eastern Time on May 14, 2023, or the trustee will vote your plan shares in the same proportionas those plan shares for which instructions have been received.THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED AS DIRECTED BY THE SHAREHOLDER(S). IF NO SUCH DIRECTIONS AREMADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEES LISTED ON THE REVERSE SIDE FOR THE BOARD OFDIRECTORS, FOR PROPOSALS 2 AND 3, 1 YEAR FOR PROPOSAL 4 AND AGAINST PROPOSAL 5.PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED REPLY ENVELOPE.CONTINUED AND TO BE SIGNED ON REVERSE SIDE